NEW AGE ALPHA FUNDS TRUST POS EX

Exhibit 4

Execution Version

AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (“Agreement”) is made as of October 25, 2024, by and between Guggenheim Funds Trust (the “Acquired Fund Trust”), a Delaware statutory trust, on behalf of its series, Guggenheim Alpha Opportunity Fund (the “Acquired Fund”), and New Age Alpha Funds Trust (the “Acquiring Fund Trust”), a Delaware statutory trust, on behalf of its series, NAA Opportunity Fund (the “Acquiring Fund” and, together with the Acquired Fund, the “Funds”). New Age Alpha Advisors, LLC (the “Acquiring Fund Adviser”), a Delaware limited liability company, joins this Agreement solely for purposes of paragraphs 5.13 and 8.2; and Security Investors, LLC (the “Acquired Fund Adviser”), a Kansas limited liability company, joins this Agreement solely for purposes of paragraph 8.2.

WHEREAS, this Agreement is intended to be and is adopted as a “plan of reorganization” within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”); and

WHEREAS, the reorganization will consist of the transfer of the Assets (as defined in paragraph 1.2) to the Acquiring Fund in exchange solely for, as applicable, Class A, Class C, Institutional Class and Class P shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of the Liabilities (as defined in paragraph 1.3), and the distribution, upon the Closing Date (as defined in paragraph 3.1), of the Acquiring Fund Shares to the shareholders of the corresponding class of the Acquired Fund in complete liquidation of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”);

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

THE REORGANIZATION

1.1.     The Reorganization. Subject to the requisite approval of the Acquired Fund’s shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, at the Effective Time (as defined in paragraph 2.4), the Acquired Fund Trust shall, on behalf of the Acquired Fund, assign, deliver and otherwise transfer the Assets (as defined in paragraph 1.2) to the Acquiring Fund Trust, on behalf of the Acquiring Fund. In consideration of the foregoing, at the Effective Time, the Acquiring Fund Trust shall, on behalf of the Acquiring Fund, deliver to the Acquired Fund Trust, on behalf of the Acquired Fund, full and fractional Acquiring Fund Shares, and the Acquiring Fund Trust shall assume the Liabilities (as defined in paragraph 1.3) on behalf of the Acquiring Fund. The number of Acquiring Fund Shares to be delivered to the Acquired Fund Trust on behalf of the Acquired Fund shall be determined as set forth in paragraph 2.3.

1.2.     Assets of the Acquired Fund. The assets of the Acquired Fund to be transferred to the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, cash equivalents, securities, receivables (including securities, interests and dividends receivable), commodities and futures interests, rights to register shares under applicable securities laws, all rights of the Acquired Fund, any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund at the Effective Time, books and records (or copies thereof consistent with Rule 31a-3 under the Investment Company Act of 1940, as amended (the “1940 Act”)), any deferred tax benefit and any other property owned by the Acquired Fund at the Effective Time (collectively, the “Assets”). Notwithstanding the foregoing, copies of the applicable books and records may be retained as required by applicable law or as necessary for the Acquired Fund to prepare and file tax returns pursuant to paragraphs 5.11 and 5.12 of this Agreement.

1.3.     Liabilities of the Acquired Fund. The Acquired Fund will use commercially reasonable efforts to discharge its known liabilities and obligations prior to the Effective Time, other than liabilities and obligations necessary or appropriate for the Acquired Fund’s normal investment operations. The Acquiring Fund shall assume all liabilities, obligations, and debts of the Acquired Fund, whether known or unknown, absolute or contingent, accrued or unaccrued, existing at the Effective Time, and whether or not specifically referred to in this Agreement (collectively, the “Liabilities”). At and after the Effective Time, the Liabilities shall become and be the liabilities of the Acquiring Fund and may be enforced only against the Acquiring Fund.

1.4.     Distribution of Acquiring Fund Shares. At the Closing (as defined in paragraph 3.1) (or as soon thereafter as is reasonably practicable), the Acquired Fund Trust, on behalf of the Acquired Fund, will distribute the Acquiring Fund Shares received from the Acquiring Fund Trust pursuant to paragraph 1.1 pro rata by class, if any, to the record holders of the shares of the Acquired Fund determined as of the Effective Time (the “Acquired Fund Shareholders”) in complete liquidation of the Acquired Fund. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares of the corresponding class, as applicable, then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. Immediately following such distribution, all issued and outstanding Acquired Fund Shares will simultaneously be redeemed and canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such transfers.

1.5.     Transfer Taxes. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund’s shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred and any request for such transfer shall be accompanied by proper documentation.

1.6.     Recorded Ownership of Acquiring Fund Shares. Ownership of Acquiring Fund Shares by the Acquired Fund Shareholders will be shown on the books of the Acquiring Fund’s transfer agent at the Closing (or as soon thereafter as is reasonably practicable).

1.7.     Filing Responsibilities of Acquired Fund. Except as otherwise expressly provided herein or agreed to in writing by the parties prior to the Closing Date, any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (“Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date. Thereafter, any such reporting responsibility shall be the responsibility of the Acquiring Fund.

1.8.     Termination of Acquired Fund. The Acquired Fund will be dissolved, have its affairs wound up and be terminated as a series of the Acquired Fund Trust in accordance with Delaware law as soon as practicable following the Closing and the making of the distributions pursuant to paragraph 1.4.

ARTICLE II

VALUATION

2.1.     Net Asset Value of the Acquired Fund. In connection with the Reorganization, the net asset value of the outstanding shares of beneficial interest of the Acquired Fund (the “Acquired Fund Shares”) shall be the net asset value computed as of the Effective Time, after the declaration and payment of any dividends and/or other distributions on that day, using the valuation procedures adopted by the Board of Trustees of the Acquired Fund Trust (the “Acquired Fund Trust Board”), as described in the then-current prospectus and statement of additional information of the Acquired Fund.

2.2.     Net Asset Value of the Acquiring Fund. In connection with the Reorganization, the net asset value of the Acquiring Fund Shares shall be the same as the net asset value of the Acquired Fund Shares as computed in accordance with paragraph 2.1.

2.3.     Calculation of Number of Acquiring Fund Shares. The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in connection with the Reorganization shall be equal to the number of full and fractional Acquired Fund Shares owned by Acquired Fund Shareholders at the Effective Time or shall be determined by dividing the net asset value of the Acquired Fund Shares, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of the Acquiring Fund Shares, determined in accordance with paragraph 2.2.

2.4.     Effective Time. The Effective Time shall be the time at which the Funds calculate their net asset values as set forth in their respective prospectuses (generally the close of normal trading on the New York Stock Exchange (“NYSE”)) on the Closing Date or such other date and time as may be mutually agreed upon in writing by the parties hereto (the “Effective Time”).

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ARTICLE III

CLOSING

3.1.     Closing. The Reorganization, together with related acts necessary to consummate the same (“Closing”), shall occur on such date as to which the parties may agree (the “Closing Date”) and shall occur by email or other communication or at such place as to which the parties may agree, subject to the satisfaction or waiver (to the extent permitted by applicable law) of the conditions precedent to the Closing set forth in Article 6 of this Agreement (other than those conditions that by their terms are to be satisfied by actions taken at the Closing, but subject to the satisfaction or, to the extent permitted, waiver of those conditions at the Closing). All acts taking place at the Closing shall be deemed to take place simultaneously as of the Effective Time.

3.2.     Transfer and Delivery of Assets. The Acquired Fund Trust shall direct The Bank of New York Mellon (“BNYM”), as custodian for the Acquired Fund, to deliver to the Acquiring Fund Trust at the Closing a certificate or representation of an authorized officer of BNYM stating that the Assets were delivered in proper form to the Acquiring Fund at the Effective Time. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument, if any, shall be presented by BNYM, as custodian for the Acquired Fund, to those persons at Brown Brothers Harriman & Co (“BBH”), as custodian for the Acquiring Fund, who have primary responsibility for the safekeeping of the assets of the Acquiring Fund. BNYM shall deliver to those persons at BBH who have primary responsibility for the safekeeping of the assets of the Acquiring Fund as of the Effective Time by book entry, in accordance with the customary practices of BNYM and of each “Securities Depository,” as defined in Rule 17f-4 under the 1940 Act, or other custodian as authorized under the 1940 Act, in which the Assets are deposited, the Assets deposited with such depositories or other custodian. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds or such other appropriate means on the Closing Date.

3.3.     Share Records. The Acquired Fund Trust shall direct MUFG Investor Services (“MUFG”), in its capacity as transfer agent for the Acquired Fund, to deliver to the Acquiring Fund Trust at the Closing a certificate or other documentation of an authorized officer of MUFG stating that its records contain the names and addresses of the Acquired Fund Shareholders and the class, number and percentage ownership of outstanding Acquired Fund Shares owned by each such Acquired Fund Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver to the Secretary of the Acquired Fund prior to the Effective Time a confirmation evidencing that the appropriate number of Acquiring Fund Shares will be credited to the Acquired Fund at the Effective Time, or provide other evidence reasonably satisfactory to the Acquired Fund as of the Effective Time that such Acquiring Fund Shares have been credited to the Acquired Fund’s accounts on the books of the Acquiring Fund.

3.4.     Postponement of Effective Time. In the event that, at the Effective Time, (a) the NYSE or another primary trading market for portfolio securities of the Acquired Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the investment adviser of the Acquired Fund or the investment adviser of the Acquiring Fund, accurate appraisal of the value of the net assets of the Acquired Fund is impracticable, the Effective Time shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.5.     Failure to Deliver Assets. If the Acquired Fund is unable to make delivery pursuant to paragraph 3.2 to the custodian for the Acquiring Fund of any of the Assets for the reason that any of such Assets have not yet been delivered to it by the Acquired Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, the Acquired Fund shall deliver, with respect to said Assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or its custodian, including brokers’ confirmation slips, and shall use its reasonable best efforts to deliver any such Assets to the custodian as soon as reasonably practicable.

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ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1.     Representations and Warranties of the Acquired Fund Trust. Except as has been fully disclosed to the Acquiring Fund in a written instrument executed by an officer of the Acquired Fund Trust, the Acquired Fund Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund Trust, on behalf of the Acquiring Fund, as follows:

(a)     The Acquired Fund is a duly established series of the Acquired Fund Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware with power under the Acquired Fund Trust’s Amended and Restated Declaration of Trust and Amended and Restated By-Laws, each as may have been amended from time to time, to own all of its properties and assets and to carry on its business as it is presently conducted.

(b)     The Acquired Fund Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and the registration of the Acquired Fund Shares under the Securities Act of 1933, as amended (the “1933 Act”), is in full force and effect.

(c)     No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund Trust, on behalf of the Acquired Fund, of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, and such as may be required under state securities laws and the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

(d)     The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not materially misleading.

(e)     Except as otherwise disclosed to and accepted by or on behalf of the Acquiring Fund, at the Effective Time, the Acquired Fund Trust, on behalf of the Acquired Fund, will have good and marketable title to the Assets and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder, and upon delivery and payment for such Assets, the Acquiring Fund Trust, on behalf of the Acquiring Fund, will acquire good and marketable title thereto; provided, however, that certain Assets may be pledged against the Acquired Fund’s investment contracts, including options, futures, forward contracts and other similar instruments or transactions, in accordance with the terms of such contracts.

(f)      Except as otherwise disclosed to and accepted by or on behalf of the Acquiring Fund, the Acquired Fund Trust, on behalf of the Acquired Fund, is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in a material violation of Delaware law or of its Amended and Restated Declaration of Trust and Amended and Restated By-Laws, each as may have been amended from time to time.

(g)     Except as otherwise disclosed to and accepted by the Acquiring Fund in writing, all material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts, including options, futures, forward contracts and other similar instruments or transactions) will terminate without liability to the Acquired Fund on or prior to the Effective Time.

(h)     Except as otherwise disclosed to and accepted by the Acquiring Fund in writing, no litigation or administrative proceeding or investigation of or before any court or governmental body is known to be presently pending or, to the Acquired Fund Trust’s knowledge, threatened against the Acquired Fund or any of its properties or assets that, if adversely determined, would reasonably be expected to materially and adversely affect the Acquired Fund’s financial condition or the conduct of its business. The Acquired Fund Trust, on behalf of the Acquired Fund, knows of no facts which are reasonably likely to form the basis for the institution of such proceedings. The Acquired Fund Trust, on behalf of the Acquired Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquired Fund’s business or its ability to consummate the transactions herein contemplated.

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(i)      The financial statements of the Acquired Fund for its most recently completed fiscal year prior to the date of this Agreement have been audited by Ernst & Young LLP, independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date and for such period in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein.

(j)      Since the last day of the Acquired Fund’s most recently completed fiscal year prior to the date of this Agreement, there has not been any known material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by it of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted by or on behalf of the Acquiring Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of its liabilities, distributions of net investment income and net realized capital gains, or the redemption of its shares by shareholders of the Acquired Fund shall not constitute a material adverse change either individually or in the aggregate.

(k)     For each taxable year of the Acquired Fund’s operations and for the portion through the Closing Date of the taxable year of the Acquired Fund that includes the Closing Date, the Acquired Fund met (or will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification as a regulated investment company, was (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed as of the Closing Date substantially all of its investment company taxable income and net tax-exempt income (computed without regard to the dividends-paid deduction) and net capital gain (as defined in the Code) required to be distributed by the Closing Date.

(l)      At the Effective Time, all material federal, state, local and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all material federal, state, local and other taxes shown as due on said returns, forms and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the knowledge of the Acquired Fund, no such return is currently under audit and no material assessment has been asserted in writing with respect to such returns, which assessment has not been resolved.

(m)    All Acquired Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund Trust and have been offered and sold in compliance with applicable registration requirements of the 1933 Act and state securities laws of each state in which they have been offered and sold. All Acquired Fund Shares will, at the Effective Time, be held by the persons and in the amounts set forth in the records of MUFG, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares, nor is there outstanding any security convertible into any Acquired Fund Shares.

(n)     The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of the Acquired Fund Trust Board, on behalf of the Acquired Fund, and, subject to the approval of the shareholders of the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o)     The information to be furnished by the Acquired Fund for use in registration statements, proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including the Commission and the Financial Industry Regulatory Authority, Inc. (“FINRA”)) that may be necessary in connection with the transactions contemplated hereby, is or will be accurate and complete in all material respects and is or will comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

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(p)     The N-14 Registration Statement (as defined in paragraph 5.6), insofar as it relates to information provided by the Acquired Fund for use therein, from the date of the N-14 Registration Statement through the date of the meeting of the shareholders of the Acquired Fund contemplated therein and at the Effective Time (i) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading and (ii) complies in all material respects with the provisions of the 1933 Act, if applicable, the 1934 Act, and the 1940 Act and the rules and regulations thereunder; provided, however, that the representations and warranties of this subparagraph (p) shall not apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund Trust, the Acquiring Fund or the Acquiring Fund Adviser for use therein.

4.2.     Representations and Warranties of the Acquiring Fund Trust. Except as has been fully disclosed to the Acquired Fund in a written instrument executed by an officer of the Acquiring Fund Trust, the Acquiring Fund Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund Trust, on behalf of the Acquired Fund, as follows:

(a)     The Acquiring Fund is a duly established series of the Acquiring Fund Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware with power under the Acquiring Fund Trust’s Declaration of Trust and By-Laws, each as may have been amended from time to time, to own all of its properties and assets and to carry on its business as described in the N-14 Registration Statement.

(b)     The Acquiring Fund Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and the registration of the Acquiring Fund Shares under the 1933 Act is in full force and effect or is anticipated to be in full force and effect on the Closing Date.

(c)     No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund Trust, on behalf of the Acquiring Fund, of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws and the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

(d)     At or prior to the Effective Time, the Acquiring Fund Trust shall have on file with the Commission an effective registration statement for the Acquiring Fund.

(e)     The prospectus and statement of additional information of the Acquiring Fund as of the Effective Date conform or will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(f)      Except as otherwise disclosed to and accepted by or on behalf of the Acquired Fund, at the Effective Time, the Acquiring Fund Trust, on behalf of the Acquiring Fund, will have good and marketable title to the Acquiring Fund’s assets (if any), free of any liens or other encumbrances.

(g)     Except as otherwise disclosed to and accepted by or on behalf of the Acquired Fund, the Acquiring Fund Trust, on behalf of the Acquiring Fund, is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of Delaware law or of its Declaration of Trust and By-Laws, each as may have been amended from time to time, or a material breach of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund Trust, on behalf of the Acquiring Fund, is a party or by which it is bound or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund Trust, on behalf of the Acquiring Fund, is a party or by which it is bound.

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(h)     Except as otherwise disclosed to and accepted by the Acquired Fund in writing, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquiring Fund Trust’s knowledge, threatened against the Acquiring Fund Trust or any of its properties or assets that, if adversely determined, would reasonably be expected to materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business. The Acquiring Fund Trust, on behalf of the Acquiring Fund, knows of no facts which are reasonably likely to form the basis for the institution of such proceedings. The Acquiring Fund Trust, on behalf of the Acquiring Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions herein contemplated.

(i)      At the Effective Time, the Acquiring Fund will have no assets (other than possibly a de minimis amount of assets to facilitate the transactions described in this Agreement) and no liabilities of any kind. The Acquiring Fund will not commence operations until after the Effective Time.

(j)      The Acquiring Fund was established as a new series of the Acquiring Fund Trust for the purpose of effecting the transactions described in this Agreement and, prior to the Closing Date, will have carried on no business activity (apart from holding the initial investment of the initial shareholder), will not have prepared books of account and related records or financial statements or issued any shares except for a de minimis amount of shares issued in a private placement to the initial shareholder of the Acquiring Fund and will not have had any tax attributes (including those specified in Section 381(c) of the Code). Immediately following the liquidation of the Acquired Fund as contemplated herein, 100% of the issued and outstanding shares of beneficial interest of the Acquiring Fund will be held by the former holders of Acquired Fund Shares. The Acquiring Fund will take all steps necessary after the Closing Date to qualify for taxation as a “regulated investment company” under Sections 851 and 852 of the Code. Immediately before the Effective Time, no federal, state or other tax returns of the Acquiring Fund will have been required by law to be filed and no federal, state or other taxes will be due by the Acquiring Fund; the Acquiring Fund will not have been required to pay any assessments; and the Acquiring Fund will not have any tax liabilities. Consequently, immediately before the Effective Time, the Acquiring Fund will not have any tax deficiency or liability asserted against it or question with respect thereto raised, and the Acquiring Fund will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid. The authorized capital of the Acquiring Fund Trust consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the Board of Trustees of the Acquiring Fund Trust (the “Acquiring Fund Trust Board”) may authorize from time to time. As of the date of this Agreement, the Acquiring Fund has no outstanding shares of any class. As of the Closing Date, the authorized and offered shares of beneficial interest of the Acquiring Fund will include Class A shares, Class C shares, Institutional Class shares and Class P shares, each having the characteristics described in the Acquiring Fund’s prospectus. No options, warrants, or other rights to subscribe for or purchase, or securities convertible into, any Acquiring Fund Shares are outstanding.

(k)     The execution, delivery and performance of this Agreement by the Acquiring Fund Trust will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of the Acquiring Fund Trust Board, on behalf of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(l)       The Acquiring Fund’s authorized capitalization will be as set forth in its prospectus and statement of additional information at the Effective Time and the Acquiring Fund Shares shall conform in all material respects to the description thereof contained in such prospectus and statement of additional information. The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Effective Time have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, will be fully paid and non-assessable by the Acquiring Fund Trust, and will have been issued in every jurisdiction in compliance in all material respects with applicable registration requirements and applicable securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any of the Acquiring Fund’s shares.

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(m)     The information to be furnished by the Acquiring Fund for use in registration statements, proxy materials, and other documents filed or to be filed with any federal, state or local regulatory authority (including the Commission and FINRA) that may be necessary in connection with the transactions contemplated hereby, is or will be accurate and complete in all material respects and is or will comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

(n)     The N-14 Registration Statement, insofar as it relates to information provided by the Acquiring Fund and the Acquiring Fund Shares for use therein, from the date of the N-14 Registration Statement through the date of the meeting of the shareholders of the Acquired Fund contemplated therein and at the Effective Time (i) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading and (ii) complies in all material respects with the provisions of the 1933 Act, if applicable, the 1934 Act, and the 1940 Act and the rules and regulations thereunder; provided, however, that the representations and warranties of this subparagraph (n) shall not apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund Trust, the Acquired Fund or the Acquired Fund Adviser for use therein.

(o)     The Acquiring Fund’s investment advisory agreement with the Acquiring Fund Adviser complies with Section 15 of the 1940 Act and has been properly approved pursuant to Sections 15(a) and 15(c) of the 1940 Act.

ARTICLE V

COVENANTS AND AGREEMENTS

5.1.     Conduct of Business. The Acquired Fund will operate its business in the ordinary course consistent with past practice between the date hereof and the Effective Time, it being understood that such ordinary course of business with respect to the Acquired Fund will include the declaration and payment of customary dividends and distributions and any other distribution that may be advisable. The Acquiring Fund shall not publicly issue any shares or other securities, or conduct any business or activity prior to the Closing except for such activity as is required to consummate the transactions contemplated by this Agreement.

5.2.     Meeting of Shareholders. The Acquired Fund Trust will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3.     No Distribution of Acquiring Fund Shares. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.4.     Information. The Acquired Fund Trust, on behalf of the Acquired Fund, will assist the Acquiring Fund Trust in obtaining such information as the Acquiring Fund Trust reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.5.     Other Necessary Action. Subject to the provisions of this Agreement, the Acquiring Fund Trust, on behalf of the Acquiring Fund, and the Acquired Fund Trust, on behalf of the Acquired Fund, will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing.

5.6.     N-14 Registration Statement. The parties shall cooperate in preparing, and the Acquiring Fund Trust shall file with the Commission, a registration statement on Form N-14 (the “N-14 Registration Statement”) in compliance with the 1933 Act, the 1934 Act, and the 1940 Act, as applicable, in connection with the meeting of the shareholders of the Acquired Fund to consider approval of this Agreement and the transactions contemplated herein.

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5.7.     Liquidating Distribution. At the Closing (or as soon as is reasonably practicable after the Closing), the Acquired Fund will make a liquidating distribution to Acquired Fund Shareholders consisting of the Acquiring Fund Shares received at the Closing, as set forth in paragraph 1.4.

5.8.     Best Efforts. The Acquiring Fund Trust, on behalf of the Acquiring Fund, and the Acquired Fund Trust, on behalf of the Acquired Fund, shall each use their reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent set forth in Article VI to effect the transactions contemplated by this Agreement as promptly as practicable.

5.9.     Other Instruments. The Acquired Fund Trust, on behalf of the Acquired Fund, and the Acquiring Fund Trust, on behalf of the Acquiring Fund, each covenants that it will, from time to time, as and when reasonably requested by the other party, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the other party may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Fund Trust’s, on behalf of the Acquired Fund, title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Fund Trust’s, on behalf of the Acquiring Fund, title to and possession of the Assets and assumption of the Liabilities.

5.10.  Regulatory Approvals. The Acquiring Fund Trust, on behalf of the Acquiring Fund, will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws and the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, as may be necessary in order to continue its operations after the Effective Time.

5.11.   Reorganization. The Acquired Fund and the Acquiring Fund agree to treat the Reorganization as a “reorganization” under Section 368(a)(1) of the Code and will file all tax returns consistent with such treatment. Neither the Acquired Fund nor the Acquiring Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or that results in the failure of the transaction to qualify as a reorganization under Section 368(a)(1) of the Code, except as otherwise required pursuant to a “determination” as such term is defined in Section 1313 of the Code.

5.12.   Tax Filings. The Acquired Fund shall prepare, or cause its agents to prepare, any federal, state or local tax returns required to be filed for taxable years ending prior to the Closing Date and further shall provide to the Acquiring Fund such tax returns in a timely manner, and the Acquired Fund and the Acquiring Fund shall cooperate in filing such tax returns with the appropriate taxing authorities. The Acquiring Fund shall prepare, or cause its agents to prepare, any federal, state or local tax returns required to be filed by the Acquiring Fund for taxable years ending after the Closing Date and further shall cause such tax returns to be duly filed with the appropriate taxing authorities.

5.13.   Compliance with Section 15(f) of the 1940 Act. (a) The Acquiring Fund Trust agrees that for a period of three years after the Closing Date, the Acquiring Fund Trust will maintain the composition of the Acquiring Fund Trust Board so that at least 75% of the members of the Acquiring Fund Trust Board (or any successor) are not “interested persons” (as defined in the 1940 Act) of the Acquiring Fund Adviser or the Acquired Fund Adviser; and (b) the Acquiring Fund Adviser agrees that for a period of two years after the Closing Date, neither the Acquiring Fund Adviser nor any of its affiliates (or any entity which will act as investment adviser to the Acquiring Fund (or any successor)) has or shall have any express or implied understanding, arrangement or intention to impose an “unfair burden” (pursuant to Section 15(f) of the 1940 Act) on the Acquiring Fund (or any successor) as a result of the transactions contemplated hereby.

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ARTICLE VI

CONDITIONS PRECEDENT

6.1.    Conditions Precedent to Obligations of Acquired Fund. The obligations of the Acquired Fund Trust, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the Acquired Fund Trust’s election, to the following conditions:

(a)     All representations and warranties of the Acquiring Fund Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

(b)     The post-effective amendment to the registration statement of the Acquiring Fund on Form N-1A relating to the Acquiring Fund Shares shall have become effective and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the Acquiring Fund, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act or 1940 Act.

(c)     The Acquiring Fund Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied in all material respects with the provisions required by this Agreement to be performed or complied with by the Acquiring Fund Trust, on behalf of the Acquiring Fund, on or before the Effective Time.

(d)     The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

6.2.     Conditions Precedent to Obligations of Acquiring Fund. The obligations of the Acquiring Fund Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the Acquiring Fund Trust’s election, to the following conditions:

(a)     All representations and warranties of the Acquired Fund Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

(b)     The Acquired Fund Trust shall have delivered to the Acquiring Fund information about known assets and liabilities, as of the Effective Time, certified by the Treasurer of the Acquired Fund Trust.

(c)     The Acquired Fund Trust, on behalf of the Acquired Fund, shall have performed all of the covenants and complied in all material respects with the provisions required by this Agreement to be performed or complied with by the Acquired Fund Trust, on behalf of the Acquired Fund, on or before the Effective Time.

(d)     The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

(e)     On or prior to the Closing Date, the Acquired Fund will, if applicable, declare one or more dividends or distributions which, together with all previous such dividends or distributions attributable to its current taxable year, shall have the effect of distributing to the shareholders of the Acquired Fund substantially all of the Acquired Fund’s investment company taxable income and all of its net realized capital gain, if any, as of the Closing Date.

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6.3.     Other Conditions Precedent. If any of the conditions set forth in this paragraph 6.3 have not been satisfied on or before the Effective Time, the Acquired Fund Trust, on behalf of the Acquired Fund, or the Acquiring Fund Trust, on behalf of the Acquiring Fund, shall, at its option, not be required to complete the transactions contemplated by this Agreement.

(a)     This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding Acquired Fund Shares in accordance with the provisions of the Acquired Fund Trust’s Amended and Restated Declaration of Trust and Amended and Restated By-Laws, each as may have been further amended from time to time, applicable Delaware law and the 1940 Act and the regulations thereunder, and copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, the conditions set forth in this paragraph 6.3(a) may not be waived.

(b)     Each of the conditions to the Closing set forth in Article 5 of the Transaction Agreement by and among the Acquiring Fund Adviser, the Acquired Fund Adviser, and certain of their affiliates (the “Transaction Agreement”) have been satisfied or waived by the relevant party and the transactions contemplated by the Transaction Agreement will close concurrently with the Closing.

(c)     At the Effective Time, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the Reorganization contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be pending or, to the knowledge of the Acquired Fund Trust or the Acquiring Fund Trust, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

(d)     All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquired Fund Trust and the Acquiring Fund Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

(e)     The N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

(f)     The Acquired Fund Trust and the Acquiring Fund Trust shall have received an opinion of Dechert LLP as to federal income tax matters substantially to the effect that, based on the facts, representations, assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

(1)     The transfer by the Acquired Fund of all of its Assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the Liabilities of the Acquired Fund, followed by the distribution of such shares to the Acquired Fund Shareholders in complete liquidation of the Acquired Fund, will constitute a reorganization under Section 368(a)(1) of the Code and the Acquired Fund and the Acquiring Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code.

(2)     No gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund’s Assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Acquired Fund’s Liabilities, or upon the distribution (whether actual or constructive) by the Acquired Fund of such Acquiring Fund Shares to the Acquired Fund Shareholders in liquidation, except that the Acquired Fund may be required to recognize gain or loss with respect to: (A) contracts described in Section 1256(b) of the Code; (B) stock in a passive foreign investment company, as defined in Section 1297(a) of the Code; or (C) any other gain or loss required to be recognized upon the termination of a position, or upon the transfer of such asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code.

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(3)     No gain or loss will be recognized by the Acquiring Fund upon the receipt of the Acquired Fund’s Assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Acquired Fund’s Liabilities.

(4)     No gain or loss will be recognized by the Acquired Fund Shareholders upon the distribution to them by the Acquired Fund of the Acquiring Fund Shares solely in exchange for their Acquired Fund Shares as part of the Reorganization.

(5)     The basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder in the Reorganization will be the same as the basis of the shareholder’s Acquired Fund Shares exchanged therefor.

(6)     The basis of the Acquired Fund’s Assets received by the Acquiring Fund in the Reorganization will be the same as the basis of the Acquired Fund’s Assets in the hands of the Acquired Fund immediately prior to the transfer, adjusted for any gain or loss required to be recognized in paragraph (2) above.

(7)     The holding period for the Acquiring Fund Shares received by each Acquired Fund Shareholder in the Reorganization will include the period for which the shareholder held the Acquired Fund Shares exchanged therefor, provided that the shareholder held such Acquired Fund Shares as a capital asset at the time of the exchange.

(8)     The holding period of the Acquired Fund’s Assets in the hands of the Acquiring Fund will include the period for which the Acquired Fund’s Assets were held by the Acquired Fund (except where investment assets of the Acquiring Fund have the effect of reducing or eliminating a holding period with respect to an Asset and except for any asset with respect to which gain or loss is required to be recognized as described in paragraph (2) above).

(9)     The Acquiring Fund will succeed to and take into account those tax attributes of the Acquired Fund that are described in Section 381(c) of the Code, subject to the conditions and limitations specified in the Code, the regulations thereunder, and existing court decisions and published interpretations of the Code and regulations.

The delivery of such opinion is conditioned upon receipt by Dechert LLP of representations requested of the Acquired Fund Trust and the Acquiring Fund Trust on behalf of the Acquired Fund and the Acquiring Fund, respectively. Notwithstanding anything herein to the contrary, neither party may waive the condition set forth in this paragraph 6.3(f).

(g)     BNYM shall have delivered such certificates or other documents as set forth in paragraph 3.2.

(h)     MUFG shall have delivered such certificate as set forth in paragraph 3.3.

(i)      The Acquiring Fund Trust, on behalf of the Acquiring Fund, shall have issued and delivered to the Secretary of the Acquired Fund Trust, on behalf of the Acquired Fund, the confirmation as set forth in paragraph 3.3.

(j)      Each party shall have delivered to the other such bills of sale, checks, assignments, receipts or other documents as reasonably requested by such other party or its counsel.

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ARTICLE VII

INDEMNIFICATION AND LIABILITIES

7.1.     Indemnification by the Acquiring Fund Trust. The Acquiring Fund Trust, solely out of the Acquiring Fund’s assets and property (including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the Acquired Fund Trust, the Acquired Fund and the members of the Acquired Fund Trust Board and their respective officers, employees, investment adviser and agents (the “Acquired Fund Trust Indemnified Parties”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) collectively, “Loss”) to which, any Acquired Fund Trust Indemnified Party may become subject, insofar as such Loss arises out of or is based on any breach by the Acquiring Fund Trust or the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement, provided that this indemnification shall not apply to the extent such Loss shall be due to any grossly negligent, intentional or fraudulent act, omission or error of the Acquired Fund or the Acquired Fund Trust Indemnified Parties.

7.2.     Indemnification by the Acquired Fund Trust. The Acquired Fund Trust, solely out of the Acquired Fund’s assets and property (including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies), agrees to indemnify and hold harmless the Acquiring Fund Trust, the Acquiring Fund and the members of the Acquiring Fund Trust Board and their respective officers, employees, investment adviser and agents (the “Acquiring Fund Trust Indemnified Parties”) from and against any and all Loss to which any Acquiring Fund Trust Indemnified Party may become subject, insofar as such Loss arises out of or is based on any breach by the Acquired Fund Trust or the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement, provided that this indemnification shall not apply to the extent such Loss shall be due to any grossly negligent, intentional or fraudulent act, omission or error of the Acquiring Fund or the Acquiring Fund Trust Indemnified Parties.

7.3.     Liability of the Acquired Fund Trust. The Acquiring Fund Trust understands and agrees that its obligations on behalf of the Acquired Fund under this Agreement shall not be binding upon any trustee, shareholder, nominee, officer, agent or employee of the Acquired Fund Trust personally, but shall bind only the Acquired Fund’s property. Moreover, no series of the Acquired Fund Trust other than the Acquired Fund shall be responsible for the obligations of the Acquired Fund Trust hereunder, and all persons shall look only to the assets of the Acquired Fund to satisfy the obligations of the Acquired Fund hereunder. This Agreement has been signed and delivered on behalf of the Acquired Fund Trust, on behalf of the Acquired Fund, by an authorized officer of the Acquired Fund Trust, and such execution and delivery by such officer shall not be deemed to have been made by such officer individually or to impose any liability on such officer, the trustees or the shareholders personally, but shall bind only the Acquired Fund.

7.4.     Liability of the Acquiring Fund Trust. The Acquired Fund Trust understands and agrees that its obligations on behalf of the Acquiring Fund under this Agreement shall not be binding upon any trustee, shareholder, nominee, officer, agent or employee of the Acquiring Fund Trust personally, but shall bind only the Acquiring Fund’s property. Moreover, no series of the Acquiring Fund Trust other than the Acquiring Fund shall be responsible for the obligations of the Acquiring Fund Trust hereunder, and all persons shall look only to the assets of the Acquiring Fund to satisfy the obligations of the Acquiring Fund hereunder. This Agreement has been signed and delivered on behalf of the Acquiring Fund Trust, on behalf of the Acquiring Fund, by an authorized officer of the Acquiring Fund Trust, and such execution and delivery by such officer shall not be deemed to have been made by such officer individually or to impose any liability on such officer, the trustees or the shareholders personally, but shall bind only the Acquiring Fund.

ARTICLE VIII

BROKERAGE FEES AND EXPENSES

8.1.     No Broker or Finder Fees. The Acquired Fund Trust and the Acquiring Fund Trust, on behalf of the Acquired Fund and the Acquiring Fund, respectively, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

8.2.     Expenses of Reorganization. The expenses relating to the Reorganization, other than transaction costs (including brokerage commissions, transaction charges and related fees) associated with any sales and purchases made in connection with the Reorganization, will be borne by the Acquiring Fund Adviser and its affiliates and the Acquired Fund Adviser and its affiliates and will not be paid by the Funds, whether or not the Reorganization is consummated. The expenses relating to the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, if any, organization of the Acquiring Fund, preparing, printing and distributing the N-14 Registration Statement, proxy solicitation, expenses of holding shareholders’ meetings, and legal fees, accounting fees and securities registration fees.

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ARTICLE IX

AMENDMENTS AND TERMINATION

9.1.     Amendments. This Agreement may be amended, modified or supplemented in writing signed by the parties hereto to be bound by such amendment; provided, however, that following the approval of this Agreement by the shareholders of the Acquired Fund, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

9.2.     Termination. This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Acquired Fund Trust Board or the Acquiring Fund Trust Board, on behalf of the Acquired Fund or the Acquiring Fund, respectively, at any time prior to the Effective Time, if circumstances should develop that, in the opinion of such Board of Trustees, make proceeding with this Agreement inadvisable.

ARTICLE X

NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by electronic delivery (i.e., e-mail), personal service or prepaid or certified mail addressed as follows:

If to the Acquired Fund Trust:

Guggenheim Funds Trust

702 King Farm Boulevard

Suite 200

Rockville, Maryland 20850

Attn.: Brian E. Binder, President and Chief Executive Officer

Telephone: (312) 357-0489

Email: Brian.Binder@guggenheimpartners.com

With a copy (which shall not constitute notice) to:

Dechert LLP

1900 K Street, NW

Washington, DC 20006

Attn.: Julien Bourgeois

Telephone No.: (202) 261-3451

Email: Julien.bourgeois@dechert.com

If to the Acquiring Fund Trust:

New Age Alpha Funds Trust

555 Theodore Fremd Ave.

Suite A-101

Rye, New York 10580

Attention: Armen Arus, CEO

Telephone No.: (212) 922-2690

Email: aarus@newagealpha.com

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With a copy (which shall not constitute notice) to:

FinTech Law, LLC

6224 Turpin Hills Dr.

Cincinnati, OH 45244

Attn.: Bo James Howell

Telephone No.: (513) 991-8472

Email: bo.howell@fintechlegal.io

If to the Acquired Fund Adviser:

Security Investors, LLC

702 King Farm Boulevard

Suite 200

Rockville, MD 20850

Attention: Amy Lee

Telephone No.: (785) 865-7268

Email: Amy.Lee@guggenheimpartners.com

With copies to (which shall not constitute notice) to:

Brian Binder

Email: Brian.Binder@guggenheimpartners.com

Guggenheim Legal

Email: GILegal@guggenheimpartners.com

If to the Acquiring Fund Adviser:

New Age Alpha Advisors, LLC

555 Theodore Fremd Ave.

Suite A-101

Rye, New York 10580

Attention: Michael Semack, General Counsel

Telephone No.: (212) 922-2682

Email: msemack@newagealpha.com

ARTICLE XI

MISCELLANEOUS

11.1.   Entire Agreement. The Acquiring Fund Trust and the Acquired Fund Trust agree that they have not made any representation, warranty or covenant, on behalf of either the Acquiring Fund or the Acquired Fund, respectively, not set forth herein, and that this Agreement constitutes the entire agreement between the parties.

11.2.   Survival. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of the Acquired Fund and Acquiring Fund in paragraphs 7.1 and 7.2 shall survive the Closing.

11.3.   Headings. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

11.4.   Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

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11.5.   Assignment. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

11.6.   Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all taken together shall constitute one agreement.

[Remainder of page intentionally blank]

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the first date written above.

Guggenheim Funds Trust on behalf of its series, Guggenheim Alpha Opportunity Fund

By:	/s/ Brian E. Binder

Name: Brian E. Binder
Title: President and Chief Executive Officer

New Age Alpha Funds Trust on behalf of its series, NAA Opportunity Fund

By:	/s/ Keith Kemp

Name: Keith Kemp
Title: President

Solely for purposes of paragraph 8.2 Security Investors, LLC

By:	/s/ Amy J. Lee

Name: Amy J. Lee
Title: Authorized Signatory

Solely for purposes of paragraphs 5.13 and 8.2 New Age Alpha Advisors, LLC

By:	/s/ Armen Arus

Name: Armen Arus
Title: Manager

[Agreement and Plan of Reorganization Signature Page]

Execution Version

AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (“Agreement”) is made as of October 25, 2024, by and between Transparent Value Trust (the “Acquired Fund Trust”), a Delaware statutory trust, on behalf of its series, Guggenheim Directional Allocation Fund (the “Acquired Fund”), and New Age Alpha Funds Trust (the “Acquiring Fund Trust”), a Delaware statutory trust, on behalf of its series, NAA Allocation Fund (the “Acquiring Fund” and, together with the Acquired Fund, the “Funds”). New Age Alpha Advisors, LLC (the “Acquiring Fund Adviser”), a Delaware limited liability company, joins this Agreement solely for purposes of paragraphs 5.13 and 8.2; and Guggenheim Partners Investment Management, LLC (the “Acquired Fund Adviser”), a Delaware limited liability company, joins this Agreement solely for purposes of paragraph 8.2.

WHEREAS, this Agreement is intended to be and is adopted as a “plan of reorganization” within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”); and

WHEREAS, the reorganization will consist of the transfer of the Assets (as defined in paragraph 1.2) to the Acquiring Fund in exchange solely for, as applicable, Class A, Class C, Institutional Class and Class P shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of the Liabilities (as defined in paragraph 1.3), and the distribution, upon the Closing Date (as defined in paragraph 3.1), of the Acquiring Fund Shares to the shareholders of the corresponding class of the Acquired Fund in complete liquidation of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”);

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

THE REORGANIZATION

1.1.     The Reorganization. Subject to the requisite approval of the Acquired Fund’s shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, at the Effective Time (as defined in paragraph 2.4), the Acquired Fund Trust shall, on behalf of the Acquired Fund, assign, deliver and otherwise transfer the Assets (as defined in paragraph 1.2) to the Acquiring Fund Trust, on behalf of the Acquiring Fund. In consideration of the foregoing, at the Effective Time, the Acquiring Fund Trust shall, on behalf of the Acquiring Fund, deliver to the Acquired Fund Trust, on behalf of the Acquired Fund, full and fractional Acquiring Fund Shares, and the Acquiring Fund Trust shall assume the Liabilities (as defined in paragraph 1.3) on behalf of the Acquiring Fund. The number of Acquiring Fund Shares to be delivered to the Acquired Fund Trust on behalf of the Acquired Fund shall be determined as set forth in paragraph 2.3.

1.2.     Assets of the Acquired Fund. The assets of the Acquired Fund to be transferred to the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, cash equivalents, securities, receivables (including securities, interests and dividends receivable), commodities and futures interests, rights to register shares under applicable securities laws, all rights of the Acquired Fund, any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund at the Effective Time, books and records (or copies thereof consistent with Rule 31a-3 under the Investment Company Act of 1940, as amended (the “1940 Act”)), any deferred tax benefit and any other property owned by the Acquired Fund at the Effective Time (collectively, the “Assets”). Notwithstanding the foregoing, copies of the applicable books and records may be retained as required by applicable law or as necessary for the Acquired Fund to prepare and file tax returns pursuant to paragraphs 5.11 and 5.12 of this Agreement.

1.3.     Liabilities of the Acquired Fund. The Acquired Fund will use commercially reasonable efforts to discharge its known liabilities and obligations prior to the Effective Time, other than liabilities and obligations necessary or appropriate for the Acquired Fund’s normal investment operations. The Acquiring Fund shall assume all liabilities, obligations, and debts of the Acquired Fund, whether known or unknown, absolute or contingent, accrued or unaccrued, existing at the Effective Time, and whether or not specifically referred to in this Agreement (collectively, the “Liabilities”). At and after the Effective Time, the Liabilities shall become and be the liabilities of the Acquiring Fund and may be enforced only against the Acquiring Fund.

1.4.     Distribution of Acquiring Fund Shares. At the Closing (as defined in paragraph 3.1) (or as soon thereafter as is reasonably practicable), the Acquired Fund Trust, on behalf of the Acquired Fund, will distribute the Acquiring Fund Shares received from the Acquiring Fund Trust pursuant to paragraph 1.1 pro rata by class, if any, to the record holders of the shares of the Acquired Fund determined as of the Effective Time (the “Acquired Fund Shareholders”) in complete liquidation of the Acquired Fund. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares of the corresponding class, as applicable, then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. Immediately following such distribution, all issued and outstanding Acquired Fund Shares will simultaneously be redeemed and canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such transfers.

1.5.     Transfer Taxes. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund’s shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred and any request for such transfer shall be accompanied by proper documentation.

1.6.     Recorded Ownership of Acquiring Fund Shares. Ownership of Acquiring Fund Shares by the Acquired Fund Shareholders will be shown on the books of the Acquiring Fund’s transfer agent at the Closing (or as soon thereafter as is reasonably practicable).

1.7.     Filing Responsibilities of Acquired Fund. Except as otherwise expressly provided herein or agreed to in writing by the parties prior to the Closing Date, any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (“Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date. Thereafter, any such reporting responsibility shall be the responsibility of the Acquiring Fund.

1.8.     Termination of Acquired Fund. The Acquired Fund will be dissolved, have its affairs wound up and be terminated as a series of the Acquired Fund Trust in accordance with Delaware law as soon as practicable following the Closing and the making of the distributions pursuant to paragraph 1.4.

ARTICLE II

VALUATION

2.1.     Net Asset Value of the Acquired Fund. In connection with the Reorganization, the net asset value of the outstanding shares of beneficial interest of the Acquired Fund (the “Acquired Fund Shares”) shall be the net asset value computed as of the Effective Time, after the declaration and payment of any dividends and/or other distributions on that day, using the valuation procedures adopted by the Board of Trustees of the Acquired Fund Trust (the “Acquired Fund Trust Board”), as described in the then-current prospectus and statement of additional information of the Acquired Fund.

2.2.     Net Asset Value of the Acquiring Fund. In connection with the Reorganization, the net asset value of the Acquiring Fund Shares shall be the same as the net asset value of the Acquired Fund Shares as computed in accordance with paragraph 2.1.

2.3.     Calculation of Number of Acquiring Fund Shares. The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in connection with the Reorganization shall be equal to the number of full and fractional Acquired Fund Shares owned by Acquired Fund Shareholders at the Effective Time or shall be determined by dividing the net asset value of the Acquired Fund Shares, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of the Acquiring Fund Shares, determined in accordance with paragraph 2.2.

2.4.     Effective Time. The Effective Time shall be the time at which the Funds calculate their net asset values as set forth in their respective prospectuses (generally the close of normal trading on the New York Stock Exchange (“NYSE”)) on the Closing Date or such other date and time as may be mutually agreed upon in writing by the parties hereto (the “Effective Time”).

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ARTICLE III

CLOSING

3.1.     Closing. The Reorganization, together with related acts necessary to consummate the same (“Closing”), shall occur on such date as to which the parties may agree (the “Closing Date”) and shall occur by email or other communication or at such place as to which the parties may agree, subject to the satisfaction or waiver (to the extent permitted by applicable law) of the conditions precedent to the Closing set forth in Article 6 of this Agreement (other than those conditions that by their terms are to be satisfied by actions taken at the Closing, but subject to the satisfaction or, to the extent permitted, waiver of those conditions at the Closing). All acts taking place at the Closing shall be deemed to take place simultaneously as of the Effective Time.

3.2.     Transfer and Delivery of Assets. The Acquired Fund Trust shall direct The Bank of New York Mellon (“BNYM”), as custodian for the Acquired Fund, to deliver to the Acquiring Fund Trust at the Closing a certificate or representation of an authorized officer of BNYM stating that the Assets were delivered in proper form to the Acquiring Fund at the Effective Time. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument, if any, shall be presented by BNYM, as custodian for the Acquired Fund, to those persons at Brown Brothers Harriman & Co (“BBH”), as custodian for the Acquiring Fund, who have primary responsibility for the safekeeping of the assets of the Acquiring Fund. BNYM shall deliver to those persons at BBH who have primary responsibility for the safekeeping of the assets of the Acquiring Fund as of the Effective Time by book entry, in accordance with the customary practices of BNYM and of each “Securities Depository,” as defined in Rule 17f-4 under the 1940 Act, or other custodian as authorized under the 1940 Act, in which the Assets are deposited, the Assets deposited with such depositories or other custodian. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds or such other appropriate means on the Closing Date.

3.3.     Share Records. The Acquired Fund Trust shall direct MUFG Investor Services (“MUFG”), in its capacity as transfer agent for the Acquired Fund, to deliver to the Acquiring Fund Trust at the Closing a certificate or other documentation of an authorized officer of MUFG stating that its records contain the names and addresses of the Acquired Fund Shareholders and the class, number and percentage ownership of outstanding Acquired Fund Shares owned by each such Acquired Fund Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver to the Secretary of the Acquired Fund prior to the Effective Time a confirmation evidencing that the appropriate number of Acquiring Fund Shares will be credited to the Acquired Fund at the Effective Time, or provide other evidence reasonably satisfactory to the Acquired Fund as of the Effective Time that such Acquiring Fund Shares have been credited to the Acquired Fund’s accounts on the books of the Acquiring Fund.

3.4.     Postponement of Effective Time. In the event that, at the Effective Time, (a) the NYSE or another primary trading market for portfolio securities of the Acquired Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the investment adviser of the Acquired Fund or the investment adviser of the Acquiring Fund, accurate appraisal of the value of the net assets of the Acquired Fund is impracticable, the Effective Time shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.5.     Failure to Deliver Assets. If the Acquired Fund is unable to make delivery pursuant to paragraph 3.2 to the custodian for the Acquiring Fund of any of the Assets for the reason that any of such Assets have not yet been delivered to it by the Acquired Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, the Acquired Fund shall deliver, with respect to said Assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or its custodian, including brokers’ confirmation slips, and shall use its reasonable best efforts to deliver any such Assets to the custodian as soon as reasonably practicable.

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ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1.     Representations and Warranties of the Acquired Fund Trust. Except as has been fully disclosed to the Acquiring Fund in a written instrument executed by an officer of the Acquired Fund Trust, the Acquired Fund Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund Trust, on behalf of the Acquiring Fund, as follows:

(a)     The Acquired Fund is a duly established series of the Acquired Fund Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware with power under the Acquired Fund Trust’s Amended and Restated Declaration of Trust and Amended and Restated By-Laws, each as may have been amended from time to time, to own all of its properties and assets and to carry on its business as it is presently conducted.

(b)     The Acquired Fund Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and the registration of the Acquired Fund Shares under the Securities Act of 1933, as amended (the “1933 Act”), is in full force and effect.

(c)     No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund Trust, on behalf of the Acquired Fund, of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, and such as may be required under state securities laws and the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

(d)    The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not materially misleading.

(e)     Except as otherwise disclosed to and accepted by or on behalf of the Acquiring Fund, at the Effective Time, the Acquired Fund Trust, on behalf of the Acquired Fund, will have good and marketable title to the Assets and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder, and upon delivery and payment for such Assets, the Acquiring Fund Trust, on behalf of the Acquiring Fund, will acquire good and marketable title thereto; provided, however, that certain Assets may be pledged against the Acquired Fund’s investment contracts, including options, futures, forward contracts and other similar instruments or transactions, in accordance with the terms of such contracts.

(f)     Except as otherwise disclosed to and accepted by or on behalf of the Acquiring Fund, the Acquired Fund Trust, on behalf of the Acquired Fund, is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in a material violation of Delaware law or of its Amended and Restated Declaration of Trust and Amended and Restated By-Laws, each as may have been amended from time to time.

(g)     Except as otherwise disclosed to and accepted by the Acquiring Fund in writing, all material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts, including options, futures, forward contracts and other similar instruments or transactions) will terminate without liability to the Acquired Fund on or prior to the Effective Time.

(h)     Except as otherwise disclosed to and accepted by the Acquiring Fund in writing, no litigation or administrative proceeding or investigation of or before any court or governmental body is known to be presently pending or, to the Acquired Fund Trust’s knowledge, threatened against the Acquired Fund or any of its properties or assets that, if adversely determined, would reasonably be expected to materially and adversely affect the Acquired Fund’s financial condition or the conduct of its business. The Acquired Fund Trust, on behalf of the Acquired Fund, knows of no facts which are reasonably likely to form the basis for the institution of such proceedings. The Acquired Fund Trust, on behalf of the Acquired Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquired Fund’s business or its ability to consummate the transactions herein contemplated.

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(i)      The financial statements of the Acquired Fund for its most recently completed fiscal year prior to the date of this Agreement have been audited by Ernst & Young LLP, independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date and for such period in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein.

(j)      Since the last day of the Acquired Fund’s most recently completed fiscal year prior to the date of this Agreement, there has not been any known material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by it of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted by or on behalf of the Acquiring Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of its liabilities, distributions of net investment income and net realized capital gains, or the redemption of its shares by shareholders of the Acquired Fund shall not constitute a material adverse change either individually or in the aggregate.

(k)     For each taxable year of the Acquired Fund’s operations and for the portion through the Closing Date of the taxable year of the Acquired Fund that includes the Closing Date, the Acquired Fund met (or will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification as a regulated investment company, was (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed as of the Closing Date substantially all of its investment company taxable income and net tax-exempt income (computed without regard to the dividends-paid deduction) and net capital gain (as defined in the Code) required to be distributed by the Closing Date.

(l)      At the Effective Time, all material federal, state, local and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all material federal, state, local and other taxes shown as due on said returns, forms and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the knowledge of the Acquired Fund, no such return is currently under audit and no material assessment has been asserted in writing with respect to such returns, which assessment has not been resolved.

(m)    All Acquired Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund Trust and have been offered and sold in compliance with applicable registration requirements of the 1933 Act and state securities laws of each state in which they have been offered and sold. All Acquired Fund Shares will, at the Effective Time, be held by the persons and in the amounts set forth in the records of MUFG, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares, nor is there outstanding any security convertible into any Acquired Fund Shares.

(n)     The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of the Acquired Fund Trust Board, on behalf of the Acquired Fund, and, subject to the approval of the shareholders of the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o)     The information to be furnished by the Acquired Fund for use in registration statements, proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including the Commission and the Financial Industry Regulatory Authority, Inc. (“FINRA”)) that may be necessary in connection with the transactions contemplated hereby, is or will be accurate and complete in all material respects and is or will comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

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(p)     The N-14 Registration Statement (as defined in paragraph 5.6), insofar as it relates to information provided by the Acquired Fund for use therein, from the date of the N-14 Registration Statement through the date of the meeting of the shareholders of the Acquired Fund contemplated therein and at the Effective Time (i) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading and (ii) complies in all material respects with the provisions of the 1933 Act, if applicable, the 1934 Act, and the 1940 Act and the rules and regulations thereunder; provided, however, that the representations and warranties of this subparagraph (p) shall not apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund Trust, the Acquiring Fund or the Acquiring Fund Adviser for use therein.

4.2.     Representations and Warranties of the Acquiring Fund Trust. Except as has been fully disclosed to the Acquired Fund in a written instrument executed by an officer of the Acquiring Fund Trust, the Acquiring Fund Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund Trust, on behalf of the Acquired Fund, as follows:

(a)     The Acquiring Fund is a duly established series of the Acquiring Fund Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware with power under the Acquiring Fund Trust’s Declaration of Trust and By-Laws, each as may have been amended from time to time, to own all of its properties and assets and to carry on its business as described in the N-14 Registration Statement.

(b)    The Acquiring Fund Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and the registration of the Acquiring Fund Shares under the 1933 Act is in full force and effect or is anticipated to be in full force and effect on the Closing Date.

(c)     No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund Trust, on behalf of the Acquiring Fund, of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws and the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

(d)     At or prior to the Effective Time, the Acquiring Fund Trust shall have on file with the Commission an effective registration statement for the Acquiring Fund.

(e)     The prospectus and statement of additional information of the Acquiring Fund as of the Effective Date conform or will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(f)      Except as otherwise disclosed to and accepted by or on behalf of the Acquired Fund, at the Effective Time, the Acquiring Fund Trust, on behalf of the Acquiring Fund, will have good and marketable title to the Acquiring Fund’s assets (if any), free of any liens or other encumbrances.

(g)     Except as otherwise disclosed to and accepted by or on behalf of the Acquired Fund, the Acquiring Fund Trust, on behalf of the Acquiring Fund, is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of Delaware law or of its Declaration of Trust and By-Laws, each as may have been amended from time to time, or a material breach of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund Trust, on behalf of the Acquiring Fund, is a party or by which it is bound or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund Trust, on behalf of the Acquiring Fund, is a party or by which it is bound.

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(h)     Except as otherwise disclosed to and accepted by the Acquired Fund in writing, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquiring Fund Trust’s knowledge, threatened against the Acquiring Fund Trust or any of its properties or assets that, if adversely determined, would reasonably be expected to materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business. The Acquiring Fund Trust, on behalf of the Acquiring Fund, knows of no facts which are reasonably likely to form the basis for the institution of such proceedings. The Acquiring Fund Trust, on behalf of the Acquiring Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions herein contemplated.

(i)      At the Effective Time, the Acquiring Fund will have no assets (other than possibly a de minimis amount of assets to facilitate the transactions described in this Agreement) and no liabilities of any kind. The Acquiring Fund will not commence operations until after the Effective Time.

(j)      The Acquiring Fund was established as a new series of the Acquiring Fund Trust for the purpose of effecting the transactions described in this Agreement and, prior to the Closing Date, will have carried on no business activity (apart from holding the initial investment of the initial shareholder), will not have prepared books of account and related records or financial statements or issued any shares except for a de minimis amount of shares issued in a private placement to the initial shareholder of the Acquiring Fund and will not have had any tax attributes (including those specified in Section 381(c) of the Code). Immediately following the liquidation of the Acquired Fund as contemplated herein, 100% of the issued and outstanding shares of beneficial interest of the Acquiring Fund will be held by the former holders of Acquired Fund Shares. The Acquiring Fund will take all steps necessary after the Closing Date to qualify for taxation as a “regulated investment company” under Sections 851 and 852 of the Code. Immediately before the Effective Time, no federal, state or other tax returns of the Acquiring Fund will have been required by law to be filed and no federal, state or other taxes will be due by the Acquiring Fund; the Acquiring Fund will not have been required to pay any assessments; and the Acquiring Fund will not have any tax liabilities. Consequently, immediately before the Effective Time, the Acquiring Fund will not have any tax deficiency or liability asserted against it or question with respect thereto raised, and the Acquiring Fund will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid. The authorized capital of the Acquiring Fund Trust consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the Board of Trustees of the Acquiring Fund Trust (the “Acquiring Fund Trust Board”) may authorize from time to time. As of the date of this Agreement, the Acquiring Fund has no outstanding shares of any class. As of the Closing Date, the authorized and offered shares of beneficial interest of the Acquiring Fund will include Class A shares, Class C shares, Institutional Class shares and Class P shares, each having the characteristics described in the Acquiring Fund’s prospectus. No options, warrants, or other rights to subscribe for or purchase, or securities convertible into, any Acquiring Fund Shares are outstanding.

(k)     The execution, delivery and performance of this Agreement by the Acquiring Fund Trust will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of the Acquiring Fund Trust Board, on behalf of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(l)      The Acquiring Fund’s authorized capitalization will be as set forth in its prospectus and statement of additional information at the Effective Time and the Acquiring Fund Shares shall conform in all material respects to the description thereof contained in such prospectus and statement of additional information. The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Effective Time have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, will be fully paid and non-assessable by the Acquiring Fund Trust, and will have been issued in every jurisdiction in compliance in all material respects with applicable registration requirements and applicable securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any of the Acquiring Fund’s shares.

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(m)    The information to be furnished by the Acquiring Fund for use in registration statements, proxy materials, and other documents filed or to be filed with any federal, state or local regulatory authority (including the Commission and FINRA) that may be necessary in connection with the transactions contemplated hereby, is or will be accurate and complete in all material respects and is or will comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

(n)     The N-14 Registration Statement, insofar as it relates to information provided by the Acquiring Fund and the Acquiring Fund Shares for use therein, from the date of the N-14 Registration Statement through the date of the meeting of the shareholders of the Acquired Fund contemplated therein and at the Effective Time (i) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading and (ii) complies in all material respects with the provisions of the 1933 Act, if applicable, the 1934 Act, and the 1940 Act and the rules and regulations thereunder; provided, however, that the representations and warranties of this subparagraph (n) shall not apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund Trust, the Acquired Fund or the Acquired Fund Adviser for use therein.

(o)     The Acquiring Fund’s investment advisory agreement with the Acquiring Fund Adviser complies with Section 15 of the 1940 Act and has been properly approved pursuant to Sections 15(a) and 15(c) of the 1940 Act.

ARTICLE V

COVENANTS AND AGREEMENTS

5.1.     Conduct of Business. The Acquired Fund will operate its business in the ordinary course consistent with past practice between the date hereof and the Effective Time, it being understood that such ordinary course of business with respect to the Acquired Fund will include the declaration and payment of customary dividends and distributions and any other distribution that may be advisable. The Acquiring Fund shall not publicly issue any shares or other securities, or conduct any business or activity prior to the Closing except for such activity as is required to consummate the transactions contemplated by this Agreement.

5.2.     Meeting of Shareholders. The Acquired Fund Trust will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3.     No Distribution of Acquiring Fund Shares. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.4.     Information. The Acquired Fund Trust, on behalf of the Acquired Fund, will assist the Acquiring Fund Trust in obtaining such information as the Acquiring Fund Trust reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.5.     Other Necessary Action. Subject to the provisions of this Agreement, the Acquiring Fund Trust, on behalf of the Acquiring Fund, and the Acquired Fund Trust, on behalf of the Acquired Fund, will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing.

5.6.     N-14 Registration Statement. The parties shall cooperate in preparing, and the Acquiring Fund Trust shall file with the Commission, a registration statement on Form N-14 (the “N-14 Registration Statement”) in compliance with the 1933 Act, the 1934 Act, and the 1940 Act, as applicable, in connection with the meeting of the shareholders of the Acquired Fund to consider approval of this Agreement and the transactions contemplated herein.

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5.7.     Liquidating Distribution. At the Closing (or as soon as is reasonably practicable after the Closing), the Acquired Fund will make a liquidating distribution to Acquired Fund Shareholders consisting of the Acquiring Fund Shares received at the Closing, as set forth in paragraph 1.4.

5.8.     Best Efforts. The Acquiring Fund Trust, on behalf of the Acquiring Fund, and the Acquired Fund Trust, on behalf of the Acquired Fund, shall each use their reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent set forth in Article VI to effect the transactions contemplated by this Agreement as promptly as practicable.

5.9.     Other Instruments. The Acquired Fund Trust, on behalf of the Acquired Fund, and the Acquiring Fund Trust, on behalf of the Acquiring Fund, each covenants that it will, from time to time, as and when reasonably requested by the other party, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the other party may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Fund Trust’s, on behalf of the Acquired Fund, title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Fund Trust’s, on behalf of the Acquiring Fund, title to and possession of the Assets and assumption of the Liabilities.

5.10.  Regulatory Approvals. The Acquiring Fund Trust, on behalf of the Acquiring Fund, will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws and the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, as may be necessary in order to continue its operations after the Effective Time.

5.11.   Reorganization. The Acquired Fund and the Acquiring Fund agree to treat the Reorganization as a “reorganization” under Section 368(a)(1) of the Code and will file all tax returns consistent with such treatment. Neither the Acquired Fund nor the Acquiring Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or that results in the failure of the transaction to qualify as a reorganization under Section 368(a)(1) of the Code, except as otherwise required pursuant to a “determination” as such term is defined in Section 1313 of the Code.

5.12.   Tax Filings. The Acquired Fund shall prepare, or cause its agents to prepare, any federal, state or local tax returns required to be filed for taxable years ending prior to the Closing Date and further shall provide to the Acquiring Fund such tax returns in a timely manner, and the Acquired Fund and the Acquiring Fund shall cooperate in filing such tax returns with the appropriate taxing authorities. The Acquiring Fund shall prepare, or cause its agents to prepare, any federal, state or local tax returns required to be filed by the Acquiring Fund for taxable years ending after the Closing Date and further shall cause such tax returns to be duly filed with the appropriate taxing authorities.

5.13.   Compliance with Section 15(f) of the 1940 Act. (a) The Acquiring Fund Trust agrees that for a period of three years after the Closing Date, the Acquiring Fund Trust will maintain the composition of the Acquiring Fund Trust Board so that at least 75% of the members of the Acquiring Fund Trust Board (or any successor) are not “interested persons” (as defined in the 1940 Act) of the Acquiring Fund Adviser or the Acquired Fund Adviser; and (b) the Acquiring Fund Adviser agrees that for a period of two years after the Closing Date, neither the Acquiring Fund Adviser nor any of its affiliates (or any entity which will act as investment adviser to the Acquiring Fund (or any successor)) has or shall have any express or implied understanding, arrangement or intention to impose an “unfair burden” (pursuant to Section 15(f) of the 1940 Act) on the Acquiring Fund (or any successor) as a result of the transactions contemplated hereby.

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ARTICLE VI

CONDITIONS PRECEDENT

6.1.     Conditions Precedent to Obligations of Acquired Fund. The obligations of the Acquired Fund Trust, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the Acquired Fund Trust’s election, to the following conditions:

(a)     All representations and warranties of the Acquiring Fund Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

(b)     The post-effective amendment to the registration statement of the Acquiring Fund on Form N-1A relating to the Acquiring Fund Shares shall have become effective and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the Acquiring Fund, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act or 1940 Act.

(c)     The Acquiring Fund Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied in all material respects with the provisions required by this Agreement to be performed or complied with by the Acquiring Fund Trust, on behalf of the Acquiring Fund, on or before the Effective Time.

(d)     The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

6.2.     Conditions Precedent to Obligations of Acquiring Fund. The obligations of the Acquiring Fund Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the Acquiring Fund Trust’s election, to the following conditions:

(a)     All representations and warranties of the Acquired Fund Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

(b)     The Acquired Fund Trust shall have delivered to the Acquiring Fund information about known assets and liabilities, as of the Effective Time, certified by the Treasurer of the Acquired Fund Trust.

(c)     The Acquired Fund Trust, on behalf of the Acquired Fund, shall have performed all of the covenants and complied in all material respects with the provisions required by this Agreement to be performed or complied with by the Acquired Fund Trust, on behalf of the Acquired Fund, on or before the Effective Time.

(d)     The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

(e)     On or prior to the Closing Date, the Acquired Fund will, if applicable, declare one or more dividends or distributions which, together with all previous such dividends or distributions attributable to its current taxable year, shall have the effect of distributing to the shareholders of the Acquired Fund substantially all of the Acquired Fund’s investment company taxable income and all of its net realized capital gain, if any, as of the Closing Date.

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6.3.     Other Conditions Precedent. If any of the conditions set forth in this paragraph 6.3 have not been satisfied on or before the Effective Time, the Acquired Fund Trust, on behalf of the Acquired Fund, or the Acquiring Fund Trust, on behalf of the Acquiring Fund, shall, at its option, not be required to complete the transactions contemplated by this Agreement.

(a)     This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding Acquired Fund Shares in accordance with the provisions of the Acquired Fund Trust’s Amended and Restated Declaration of Trust and Amended and Restated By-Laws, each as may have been further amended from time to time, applicable Delaware law and the 1940 Act and the regulations thereunder, and copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, the conditions set forth in this paragraph 6.3(a) may not be waived.

(b)     Each of the conditions to the Closing set forth in Article 5 of the Transaction Agreement by and among the Acquiring Fund Adviser, the Acquired Fund Adviser, and certain of their affiliates (the “Transaction Agreement”) have been satisfied or waived by the relevant party and the transactions contemplated by the Transaction Agreement will close concurrently with the Closing.

(c)     At the Effective Time, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the Reorganization contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be pending or, to the knowledge of the Acquired Fund Trust or the Acquiring Fund Trust, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

(d)     All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquired Fund Trust and the Acquiring Fund Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

(e)     The N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

(f)     The Acquired Fund Trust and the Acquiring Fund Trust shall have received an opinion of Dechert LLP as to federal income tax matters substantially to the effect that, based on the facts, representations, assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

(1)     The transfer by the Acquired Fund of all of its Assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the Liabilities of the Acquired Fund, followed by the distribution of such shares to the Acquired Fund Shareholders in complete liquidation of the Acquired Fund, will constitute a reorganization under Section 368(a)(1) of the Code and the Acquired Fund and the Acquiring Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code.

(2)     No gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund’s Assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Acquired Fund’s Liabilities, or upon the distribution (whether actual or constructive) by the Acquired Fund of such Acquiring Fund Shares to the Acquired Fund Shareholders in liquidation, except that the Acquired Fund may be required to recognize gain or loss with respect to: (A) contracts described in Section 1256(b) of the Code; (B) stock in a passive foreign investment company, as defined in Section 1297(a) of the Code; or (C) any other gain or loss required to be recognized upon the termination of a position, or upon the transfer of such asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code.

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(3)     No gain or loss will be recognized by the Acquiring Fund upon the receipt of the Acquired Fund’s Assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Acquired Fund’s Liabilities.

(4)     No gain or loss will be recognized by the Acquired Fund Shareholders upon the distribution to them by the Acquired Fund of the Acquiring Fund Shares solely in exchange for their Acquired Fund Shares as part of the Reorganization.

(5)     The basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder in the Reorganization will be the same as the basis of the shareholder’s Acquired Fund Shares exchanged therefor.

(6)     The basis of the Acquired Fund’s Assets received by the Acquiring Fund in the Reorganization will be the same as the basis of the Acquired Fund’s Assets in the hands of the Acquired Fund immediately prior to the transfer, adjusted for any gain or loss required to be recognized in paragraph (2) above.

(7)     The holding period for the Acquiring Fund Shares received by each Acquired Fund Shareholder in the Reorganization will include the period for which the shareholder held the Acquired Fund Shares exchanged therefor, provided that the shareholder held such Acquired Fund Shares as a capital asset at the time of the exchange.

(8)     The holding period of the Acquired Fund’s Assets in the hands of the Acquiring Fund will include the period for which the Acquired Fund’s Assets were held by the Acquired Fund (except where investment assets of the Acquiring Fund have the effect of reducing or eliminating a holding period with respect to an Asset and except for any asset with respect to which gain or loss is required to be recognized as described in paragraph (2) above).

(9)     The Acquiring Fund will succeed to and take into account those tax attributes of the Acquired Fund that are described in Section 381(c) of the Code, subject to the conditions and limitations specified in the Code, the regulations thereunder, and existing court decisions and published interpretations of the Code and regulations.

The delivery of such opinion is conditioned upon receipt by Dechert LLP of representations requested of the Acquired Fund Trust and the Acquiring Fund Trust on behalf of the Acquired Fund and the Acquiring Fund, respectively. Notwithstanding anything herein to the contrary, neither party may waive the condition set forth in this paragraph 6.3(f).

(g)     BNYM shall have delivered such certificates or other documents as set forth in paragraph 3.2.

(h)     MUFG shall have delivered such certificate as set forth in paragraph 3.3.

(i)      The Acquiring Fund Trust, on behalf of the Acquiring Fund, shall have issued and delivered to the Secretary of the Acquired Fund Trust, on behalf of the Acquired Fund, the confirmation as set forth in paragraph 3.3.

(j)      Each party shall have delivered to the other such bills of sale, checks, assignments, receipts or other documents as reasonably requested by such other party or its counsel.

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ARTICLE VII

INDEMNIFICATION AND LIABILITIES

7.1.     Indemnification by the Acquiring Fund Trust. The Acquiring Fund Trust, solely out of the Acquiring Fund’s assets and property (including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the Acquired Fund Trust, the Acquired Fund and the members of the Acquired Fund Trust Board and their respective officers, employees, investment adviser and agents (the “Acquired Fund Trust Indemnified Parties”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) collectively, “Loss”) to which, any Acquired Fund Trust Indemnified Party may become subject, insofar as such Loss arises out of or is based on any breach by the Acquiring Fund Trust or the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement, provided that this indemnification shall not apply to the extent such Loss shall be due to any grossly negligent, intentional or fraudulent act, omission or error of the Acquired Fund or the Acquired Fund Trust Indemnified Parties.

7.2.     Indemnification by the Acquired Fund Trust. The Acquired Fund Trust, solely out of the Acquired Fund’s assets and property (including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies), agrees to indemnify and hold harmless the Acquiring Fund Trust, the Acquiring Fund and the members of the Acquiring Fund Trust Board and their respective officers, employees, investment adviser and agents (the “Acquiring Fund Trust Indemnified Parties”) from and against any and all Loss to which any Acquiring Fund Trust Indemnified Party may become subject, insofar as such Loss arises out of or is based on any breach by the Acquired Fund Trust or the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement, provided that this indemnification shall not apply to the extent such Loss shall be due to any grossly negligent, intentional or fraudulent act, omission or error of the Acquiring Fund or the Acquiring Fund Trust Indemnified Parties.

7.3.     Liability of the Acquired Fund Trust. The Acquiring Fund Trust understands and agrees that its obligations on behalf of the Acquired Fund under this Agreement shall not be binding upon any trustee, shareholder, nominee, officer, agent or employee of the Acquired Fund Trust personally, but shall bind only the Acquired Fund’s property. Moreover, no series of the Acquired Fund Trust other than the Acquired Fund shall be responsible for the obligations of the Acquired Fund Trust hereunder, and all persons shall look only to the assets of the Acquired Fund to satisfy the obligations of the Acquired Fund hereunder. This Agreement has been signed and delivered on behalf of the Acquired Fund Trust, on behalf of the Acquired Fund, by an authorized officer of the Acquired Fund Trust, and such execution and delivery by such officer shall not be deemed to have been made by such officer individually or to impose any liability on such officer, the trustees or the shareholders personally, but shall bind only the Acquired Fund.

7.4.     Liability of the Acquiring Fund Trust. The Acquired Fund Trust understands and agrees that its obligations on behalf of the Acquiring Fund under this Agreement shall not be binding upon any trustee, shareholder, nominee, officer, agent or employee of the Acquiring Fund Trust personally, but shall bind only the Acquiring Fund’s property. Moreover, no series of the Acquiring Fund Trust other than the Acquiring Fund shall be responsible for the obligations of the Acquiring Fund Trust hereunder, and all persons shall look only to the assets of the Acquiring Fund to satisfy the obligations of the Acquiring Fund hereunder. This Agreement has been signed and delivered on behalf of the Acquiring Fund Trust, on behalf of the Acquiring Fund, by an authorized officer of the Acquiring Fund Trust, and such execution and delivery by such officer shall not be deemed to have been made by such officer individually or to impose any liability on such officer, the trustees or the shareholders personally, but shall bind only the Acquiring Fund.

ARTICLE VIII

BROKERAGE FEES AND EXPENSES

8.1.     No Broker or Finder Fees. The Acquired Fund Trust and the Acquiring Fund Trust, on behalf of the Acquired Fund and the Acquiring Fund, respectively, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

8.2.     Expenses of Reorganization. The expenses relating to the Reorganization, other than transaction costs (including brokerage commissions, transaction charges and related fees) associated with any sales and purchases made in connection with the Reorganization, will be borne by the Acquiring Fund Adviser and its affiliates and the Acquired Fund Adviser and its affiliates and will not be paid by the Funds, whether or not the Reorganization is consummated. The expenses relating to the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, if any, organization of the Acquiring Fund, preparing, printing and distributing the N-14 Registration Statement, proxy solicitation, expenses of holding shareholders’ meetings, and legal fees, accounting fees and securities registration fees.

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ARTICLE IX

AMENDMENTS AND TERMINATION

9.1.     Amendments. This Agreement may be amended, modified or supplemented in writing signed by the parties hereto to be bound by such amendment; provided, however, that following the approval of this Agreement by the shareholders of the Acquired Fund, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

9.2.     Termination. This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Acquired Fund Trust Board or the Acquiring Fund Trust Board, on behalf of the Acquired Fund or the Acquiring Fund, respectively, at any time prior to the Effective Time, if circumstances should develop that, in the opinion of such Board of Trustees, make proceeding with this Agreement inadvisable.

ARTICLE X

NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by electronic delivery (i.e., e-mail), personal service or prepaid or certified mail addressed as follows:

If to the Acquired Fund Trust:

Transparent Value Trust

702 King Farm Boulevard

Suite 200

Rockville, Maryland 20850

Attn.: Brian E. Binder, President and Chief Executive Officer

Telephone: (312) 357-0489

Email: Brian.Binder@guggenheimpartners.com

With a copy (which shall not constitute notice) to:

Dechert LLP

1900 K Street, NW

Washington, DC 20006

Attn.: Julien Bourgeois

Telephone No.: (202) 261-3451

Email: Julien.bourgeois@dechert.com

If to the Acquiring Fund Trust:

New Age Alpha Funds Trust

555 Theodore Fremd Ave.

Suite A-101

Rye, New York 10580

Attention: Armen Arus, CEO

Telephone No.: (212) 922-2690

Email: aarus@newagealpha.com

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With a copy (which shall not constitute notice) to:

FinTech Law, LLC

6224 Turpin Hills Dr.

Cincinnati, OH 45244

Attn.: Bo James Howell

Telephone No.: (513) 991-8472

Email: bo.howell@fintechlegal.io

If to the Acquired Fund Adviser:

Guggenheim Partners Investment Management, LLC

100 Wilshire Boulevard

5th Floor

Santa Monica, California 90401

Attention: Amy Lee

Telephone No.: (785) 865-7268

Email: Amy.Lee@guggenheimpartners.com

With copies to (which shall not constitute notice) to:

Brian Binder

Email: Brian.Binder@guggenheimpartners.com

Guggenheim Legal

Email: GILegal@guggenheimpartners.com

If to the Acquiring Fund Adviser:

New Age Alpha Advisors, LLC

555 Theodore Fremd Ave.

Suite A-101

Rye, New York 10580

Attention: Michael Semack, General Counsel

Telephone No.: (212) 922-2682

Email: msemack@newagealpha.com

ARTICLE XI

MISCELLANEOUS

11.1.   Entire Agreement. The Acquiring Fund Trust and the Acquired Fund Trust agree that they have not made any representation, warranty or covenant, on behalf of either the Acquiring Fund or the Acquired Fund, respectively, not set forth herein, and that this Agreement constitutes the entire agreement between the parties.

11.2.   Survival. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of the Acquired Fund and Acquiring Fund in paragraphs 7.1 and 7.2 shall survive the Closing.

11.3.   Headings. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

11.4.   Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

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11.5.   Assignment. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

11.6.   Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all taken together shall constitute one agreement.

[Remainder of page intentionally blank]

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the first date written above.

Transparent Value Trust
on behalf of its series, Guggenheim Directional Allocation Fund

By: /s/ Brian E. Binder

Name: Brian E. Binder
Title: President and Chief Executive Officer

New Age Alpha Funds Trust
on behalf of its series, NAA Allocation Fund

By: /s/ Keith Kemp

Name: Keith Kemp
Title: President

Solely for purposes of paragraph 8.2

Guggenheim Partners Investment Management, LLC

By: /s/ Amy J. Lee

Name: Amy J. Lee
Title: Authorized Signatory

Solely for purposes of paragraphs 5.13 and 8.2

New Age Alpha Advisors, LLC

By: /s/ Armen Arus

Name: Armen Arus
Title: Manager

[Agreement and Plan of Reorganization Signature Page]

Execution Version

AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (“Agreement”) is made as of October 25, 2024, by and between Guggenheim Funds Trust (the “Acquired Fund Trust”), a Delaware statutory trust, on behalf of its series, Guggenheim Market Neutral Real Estate Fund (the “Acquired Fund”), and New Age Alpha Funds Trust (the “Acquiring Fund Trust”), a Delaware statutory trust, on behalf of its series, NAA Market Neutral Real Estate Fund (the “Acquiring Fund” and, together with the Acquired Fund, the “Funds”). New Age Alpha Advisors, LLC (the “Acquiring Fund Adviser”), a Delaware limited liability company, joins this Agreement solely for purposes of paragraphs 5.13 and 8.2; and Guggenheim Partners Investment Management, LLC (the “Acquired Fund Adviser”), a Delaware limited liability company, joins this Agreement solely for purposes of paragraph 8.2.

WHEREAS, this Agreement is intended to be and is adopted as a “plan of reorganization” within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”); and

WHEREAS, the reorganization will consist of the transfer of the Assets (as defined in paragraph 1.2) to the Acquiring Fund in exchange solely for, as applicable, Class A, Class C, Institutional Class and Class P shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of the Liabilities (as defined in paragraph 1.3), and the distribution, upon the Closing Date (as defined in paragraph 3.1), of the Acquiring Fund Shares to the shareholders of the corresponding class of the Acquired Fund in complete liquidation of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”);

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

THE REORGANIZATION

1.1.     The Reorganization. Subject to the requisite approval of the Acquired Fund’s shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, at the Effective Time (as defined in paragraph 2.4), the Acquired Fund Trust shall, on behalf of the Acquired Fund, assign, deliver and otherwise transfer the Assets (as defined in paragraph 1.2) to the Acquiring Fund Trust, on behalf of the Acquiring Fund. In consideration of the foregoing, at the Effective Time, the Acquiring Fund Trust shall, on behalf of the Acquiring Fund, deliver to the Acquired Fund Trust, on behalf of the Acquired Fund, full and fractional Acquiring Fund Shares, and the Acquiring Fund Trust shall assume the Liabilities (as defined in paragraph 1.3) on behalf of the Acquiring Fund. The number of Acquiring Fund Shares to be delivered to the Acquired Fund Trust on behalf of the Acquired Fund shall be determined as set forth in paragraph 2.3.

1.2.     Assets of the Acquired Fund. The assets of the Acquired Fund to be transferred to the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, cash equivalents, securities, receivables (including securities, interests and dividends receivable), commodities and futures interests, rights to register shares under applicable securities laws, all rights of the Acquired Fund, any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund at the Effective Time, books and records (or copies thereof consistent with Rule 31a-3 under the Investment Company Act of 1940, as amended (the “1940 Act”)), any deferred tax benefit and any other property owned by the Acquired Fund at the Effective Time (collectively, the “Assets”). Notwithstanding the foregoing, copies of the applicable books and records may be retained as required by applicable law or as necessary for the Acquired Fund to prepare and file tax returns pursuant to paragraphs 5.11 and 5.12 of this Agreement.

1.3.     Liabilities of the Acquired Fund. The Acquired Fund will use commercially reasonable efforts to discharge its known liabilities and obligations prior to the Effective Time, other than liabilities and obligations necessary or appropriate for the Acquired Fund’s normal investment operations. The Acquiring Fund shall assume all liabilities, obligations, and debts of the Acquired Fund, whether known or unknown, absolute or contingent, accrued or unaccrued, existing at the Effective Time, and whether or not specifically referred to in this Agreement (collectively, the “Liabilities”). At and after the Effective Time, the Liabilities shall become and be the liabilities of the Acquiring Fund and may be enforced only against the Acquiring Fund.

1.4.     Distribution of Acquiring Fund Shares. At the Closing (as defined in paragraph 3.1) (or as soon thereafter as is reasonably practicable), the Acquired Fund Trust, on behalf of the Acquired Fund, will distribute the Acquiring Fund Shares received from the Acquiring Fund Trust pursuant to paragraph 1.1 pro rata by class, if any, to the record holders of the shares of the Acquired Fund determined as of the Effective Time (the “Acquired Fund Shareholders”) in complete liquidation of the Acquired Fund. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares of the corresponding class, as applicable, then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. Immediately following such distribution, all issued and outstanding Acquired Fund Shares will simultaneously be redeemed and canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such transfers.

1.5.     Transfer Taxes. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund’s shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred and any request for such transfer shall be accompanied by proper documentation.

1.6.     Recorded Ownership of Acquiring Fund Shares. Ownership of Acquiring Fund Shares by the Acquired Fund Shareholders will be shown on the books of the Acquiring Fund’s transfer agent at the Closing (or as soon thereafter as is reasonably practicable).

1.7.     Filing Responsibilities of Acquired Fund. Except as otherwise expressly provided herein or agreed to in writing by the parties prior to the Closing Date, any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (“Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date. Thereafter, any such reporting responsibility shall be the responsibility of the Acquiring Fund.

1.8.     Termination of Acquired Fund. The Acquired Fund will be dissolved, have its affairs wound up and be terminated as a series of the Acquired Fund Trust in accordance with Delaware law as soon as practicable following the Closing and the making of the distributions pursuant to paragraph 1.4.

ARTICLE II

VALUATION

2.1.     Net Asset Value of the Acquired Fund. In connection with the Reorganization, the net asset value of the outstanding shares of beneficial interest of the Acquired Fund (the “Acquired Fund Shares”) shall be the net asset value computed as of the Effective Time, after the declaration and payment of any dividends and/or other distributions on that day, using the valuation procedures adopted by the Board of Trustees of the Acquired Fund Trust (the “Acquired Fund Trust Board”), as described in the then-current prospectus and statement of additional information of the Acquired Fund.

2.2.     Net Asset Value of the Acquiring Fund. In connection with the Reorganization, the net asset value of the Acquiring Fund Shares shall be the same as the net asset value of the Acquired Fund Shares as computed in accordance with paragraph 2.1.

2.3.     Calculation of Number of Acquiring Fund Shares. The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in connection with the Reorganization shall be equal to the number of full and fractional Acquired Fund Shares owned by Acquired Fund Shareholders at the Effective Time or shall be determined by dividing the net asset value of the Acquired Fund Shares, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of the Acquiring Fund Shares, determined in accordance with paragraph 2.2.

2.4.     Effective Time. The Effective Time shall be the time at which the Funds calculate their net asset values as set forth in their respective prospectuses (generally the close of normal trading on the New York Stock Exchange (“NYSE”)) on the Closing Date or such other date and time as may be mutually agreed upon in writing by the parties hereto (the “Effective Time”).

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ARTICLE III

CLOSING

3.1.     Closing. The Reorganization, together with related acts necessary to consummate the same (“Closing”), shall occur on such date as to which the parties may agree (the “Closing Date”) and shall occur by email or other communication or at such place as to which the parties may agree, subject to the satisfaction or waiver (to the extent permitted by applicable law) of the conditions precedent to the Closing set forth in Article 6 of this Agreement (other than those conditions that by their terms are to be satisfied by actions taken at the Closing, but subject to the satisfaction or, to the extent permitted, waiver of those conditions at the Closing). All acts taking place at the Closing shall be deemed to take place simultaneously as of the Effective Time.

3.2.     Transfer and Delivery of Assets. The Acquired Fund Trust shall direct The Bank of New York Mellon (“BNYM”), as custodian for the Acquired Fund, to deliver to the Acquiring Fund Trust at the Closing a certificate or representation of an authorized officer of BNYM stating that the Assets were delivered in proper form to the Acquiring Fund at the Effective Time. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument, if any, shall be presented by BNYM, as custodian for the Acquired Fund, to those persons at Brown Brothers Harriman & Co (“BBH”), as custodian for the Acquiring Fund, who have primary responsibility for the safekeeping of the assets of the Acquiring Fund. BNYM shall deliver to those persons at BBH who have primary responsibility for the safekeeping of the assets of the Acquiring Fund as of the Effective Time by book entry, in accordance with the customary practices of BNYM and of each “Securities Depository,” as defined in Rule 17f-4 under the 1940 Act, or other custodian as authorized under the 1940 Act, in which the Assets are deposited, the Assets deposited with such depositories or other custodian. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds or such other appropriate means on the Closing Date.

3.3.     Share Records. The Acquired Fund Trust shall direct MUFG Investor Services (“MUFG”), in its capacity as transfer agent for the Acquired Fund, to deliver to the Acquiring Fund Trust at the Closing a certificate or other documentation of an authorized officer of MUFG stating that its records contain the names and addresses of the Acquired Fund Shareholders and the class, number and percentage ownership of outstanding Acquired Fund Shares owned by each such Acquired Fund Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver to the Secretary of the Acquired Fund prior to the Effective Time a confirmation evidencing that the appropriate number of Acquiring Fund Shares will be credited to the Acquired Fund at the Effective Time, or provide other evidence reasonably satisfactory to the Acquired Fund as of the Effective Time that such Acquiring Fund Shares have been credited to the Acquired Fund’s accounts on the books of the Acquiring Fund.

3.4.     Postponement of Effective Time. In the event that, at the Effective Time, (a) the NYSE or another primary trading market for portfolio securities of the Acquired Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the investment adviser of the Acquired Fund or the investment adviser of the Acquiring Fund, accurate appraisal of the value of the net assets of the Acquired Fund is impracticable, the Effective Time shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.5.     Failure to Deliver Assets. If the Acquired Fund is unable to make delivery pursuant to paragraph 3.2 to the custodian for the Acquiring Fund of any of the Assets for the reason that any of such Assets have not yet been delivered to it by the Acquired Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, the Acquired Fund shall deliver, with respect to said Assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or its custodian, including brokers’ confirmation slips, and shall use its reasonable best efforts to deliver any such Assets to the custodian as soon as reasonably practicable.

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ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1.     Representations and Warranties of the Acquired Fund Trust. Except as has been fully disclosed to the Acquiring Fund in a written instrument executed by an officer of the Acquired Fund Trust, the Acquired Fund Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund Trust, on behalf of the Acquiring Fund, as follows:

(a)     The Acquired Fund is a duly established series of the Acquired Fund Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware with power under the Acquired Fund Trust’s Amended and Restated Declaration of Trust and Amended and Restated By-Laws, each as may have been amended from time to time, to own all of its properties and assets and to carry on its business as it is presently conducted.

(b)     The Acquired Fund Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and the registration of the Acquired Fund Shares under the Securities Act of 1933, as amended (the “1933 Act”), is in full force and effect.

(c)     No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund Trust, on behalf of the Acquired Fund, of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, and such as may be required under state securities laws and the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

(d)    The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not materially misleading.

(e)     Except as otherwise disclosed to and accepted by or on behalf of the Acquiring Fund, at the Effective Time, the Acquired Fund Trust, on behalf of the Acquired Fund, will have good and marketable title to the Assets and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder, and upon delivery and payment for such Assets, the Acquiring Fund Trust, on behalf of the Acquiring Fund, will acquire good and marketable title thereto; provided, however, that certain Assets may be pledged against the Acquired Fund’s investment contracts, including options, futures, forward contracts and other similar instruments or transactions, in accordance with the terms of such contracts.

(f)     Except as otherwise disclosed to and accepted by or on behalf of the Acquiring Fund, the Acquired Fund Trust, on behalf of the Acquired Fund, is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in a material violation of Delaware law or of its Amended and Restated Declaration of Trust and Amended and Restated By-Laws, each as may have been amended from time to time.

(g)     Except as otherwise disclosed to and accepted by the Acquiring Fund in writing, all material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts, including options, futures, forward contracts and other similar instruments or transactions) will terminate without liability to the Acquired Fund on or prior to the Effective Time.

(h)     Except as otherwise disclosed to and accepted by the Acquiring Fund in writing, no litigation or administrative proceeding or investigation of or before any court or governmental body is known to be presently pending or, to the Acquired Fund Trust’s knowledge, threatened against the Acquired Fund or any of its properties or assets that, if adversely determined, would reasonably be expected to materially and adversely affect the Acquired Fund’s financial condition or the conduct of its business. The Acquired Fund Trust, on behalf of the Acquired Fund, knows of no facts which are reasonably likely to form the basis for the institution of such proceedings. The Acquired Fund Trust, on behalf of the Acquired Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquired Fund’s business or its ability to consummate the transactions herein contemplated.

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(i)     The financial statements of the Acquired Fund for its most recently completed fiscal year prior to the date of this Agreement have been audited by Ernst & Young LLP, independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date and for such period in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein.

(j)     Since the last day of the Acquired Fund’s most recently completed fiscal year prior to the date of this Agreement, there has not been any known material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by it of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted by or on behalf of the Acquiring Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of its liabilities, distributions of net investment income and net realized capital gains, or the redemption of its shares by shareholders of the Acquired Fund shall not constitute a material adverse change either individually or in the aggregate.

(k)     For each taxable year of the Acquired Fund’s operations and for the portion through the Closing Date of the taxable year of the Acquired Fund that includes the Closing Date, the Acquired Fund met (or will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification as a regulated investment company, was (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed as of the Closing Date substantially all of its investment company taxable income and net tax-exempt income (computed without regard to the dividends-paid deduction) and net capital gain (as defined in the Code) required to be distributed by the Closing Date.

(l)      At the Effective Time, all material federal, state, local and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all material federal, state, local and other taxes shown as due on said returns, forms and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the knowledge of the Acquired Fund, no such return is currently under audit and no material assessment has been asserted in writing with respect to such returns, which assessment has not been resolved.

(m)    All Acquired Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund Trust and have been offered and sold in compliance with applicable registration requirements of the 1933 Act and state securities laws of each state in which they have been offered and sold. All Acquired Fund Shares will, at the Effective Time, be held by the persons and in the amounts set forth in the records of MUFG, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares, nor is there outstanding any security convertible into any Acquired Fund Shares.

(n)    The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of the Acquired Fund Trust Board, on behalf of the Acquired Fund, and, subject to the approval of the shareholders of the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o)    The information to be furnished by the Acquired Fund for use in registration statements, proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including the Commission and the Financial Industry Regulatory Authority, Inc. (“FINRA”)) that may be necessary in connection with the transactions contemplated hereby, is or will be accurate and complete in all material respects and is or will comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

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(p)    The N-14 Registration Statement (as defined in paragraph 5.6), insofar as it relates to information provided by the Acquired Fund for use therein, from the date of the N-14 Registration Statement through the date of the meeting of the shareholders of the Acquired Fund contemplated therein and at the Effective Time (i) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading and (ii) complies in all material respects with the provisions of the 1933 Act, if applicable, the 1934 Act, and the 1940 Act and the rules and regulations thereunder; provided, however, that the representations and warranties of this subparagraph (p) shall not apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund Trust, the Acquiring Fund or the Acquiring Fund Adviser for use therein.

4.2.     Representations and Warranties of the Acquiring Fund Trust. Except as has been fully disclosed to the Acquired Fund in a written instrument executed by an officer of the Acquiring Fund Trust, the Acquiring Fund Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund Trust, on behalf of the Acquired Fund, as follows:

(a)     The Acquiring Fund is a duly established series of the Acquiring Fund Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware with power under the Acquiring Fund Trust’s Declaration of Trust and By-Laws, each as may have been amended from time to time, to own all of its properties and assets and to carry on its business as described in the N-14 Registration Statement.

(b)     The Acquiring Fund Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and the registration of the Acquiring Fund Shares under the 1933 Act is in full force and effect or is anticipated to be in full force and effect on the Closing Date.

(c)     No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund Trust, on behalf of the Acquiring Fund, of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws and the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

(d)     At or prior to the Effective Time, the Acquiring Fund Trust shall have on file with the Commission an effective registration statement for the Acquiring Fund.

(e)     The prospectus and statement of additional information of the Acquiring Fund as of the Effective Date conform or will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(f)      Except as otherwise disclosed to and accepted by or on behalf of the Acquired Fund, at the Effective Time, the Acquiring Fund Trust, on behalf of the Acquiring Fund, will have good and marketable title to the Acquiring Fund’s assets (if any), free of any liens or other encumbrances.

(g)     Except as otherwise disclosed to and accepted by or on behalf of the Acquired Fund, the Acquiring Fund Trust, on behalf of the Acquiring Fund, is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of Delaware law or of its Declaration of Trust and By-Laws, each as may have been amended from time to time, or a material breach of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund Trust, on behalf of the Acquiring Fund, is a party or by which it is bound or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund Trust, on behalf of the Acquiring Fund, is a party or by which it is bound.

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(h)     Except as otherwise disclosed to and accepted by the Acquired Fund in writing, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquiring Fund Trust’s knowledge, threatened against the Acquiring Fund Trust or any of its properties or assets that, if adversely determined, would reasonably be expected to materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business. The Acquiring Fund Trust, on behalf of the Acquiring Fund, knows of no facts which are reasonably likely to form the basis for the institution of such proceedings. The Acquiring Fund Trust, on behalf of the Acquiring Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions herein contemplated.

(i)      At the Effective Time, the Acquiring Fund will have no assets (other than possibly a de minimis amount of assets to facilitate the transactions described in this Agreement) and no liabilities of any kind. The Acquiring Fund will not commence operations until after the Effective Time.

(j)      The Acquiring Fund was established as a new series of the Acquiring Fund Trust for the purpose of effecting the transactions described in this Agreement and, prior to the Closing Date, will have carried on no business activity (apart from holding the initial investment of the initial shareholder), will not have prepared books of account and related records or financial statements or issued any shares except for a de minimis amount of shares issued in a private placement to the initial shareholder of the Acquiring Fund and will not have had any tax attributes (including those specified in Section 381(c) of the Code). Immediately following the liquidation of the Acquired Fund as contemplated herein, 100% of the issued and outstanding shares of beneficial interest of the Acquiring Fund will be held by the former holders of Acquired Fund Shares. The Acquiring Fund will take all steps necessary after the Closing Date to qualify for taxation as a “regulated investment company” under Sections 851 and 852 of the Code. Immediately before the Effective Time, no federal, state or other tax returns of the Acquiring Fund will have been required by law to be filed and no federal, state or other taxes will be due by the Acquiring Fund; the Acquiring Fund will not have been required to pay any assessments; and the Acquiring Fund will not have any tax liabilities. Consequently, immediately before the Effective Time, the Acquiring Fund will not have any tax deficiency or liability asserted against it or question with respect thereto raised, and the Acquiring Fund will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid. The authorized capital of the Acquiring Fund Trust consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the Board of Trustees of the Acquiring Fund Trust (the “Acquiring Fund Trust Board”) may authorize from time to time. As of the date of this Agreement, the Acquiring Fund has no outstanding shares of any class. As of the Closing Date, the authorized and offered shares of beneficial interest of the Acquiring Fund will include Class A shares, Class C shares, Institutional Class shares and Class P shares, each having the characteristics described in the Acquiring Fund’s prospectus. No options, warrants, or other rights to subscribe for or purchase, or securities convertible into, any Acquiring Fund Shares are outstanding.

(k)     The execution, delivery and performance of this Agreement by the Acquiring Fund Trust will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of the Acquiring Fund Trust Board, on behalf of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(l)      The Acquiring Fund’s authorized capitalization will be as set forth in its prospectus and statement of additional information at the Effective Time and the Acquiring Fund Shares shall conform in all material respects to the description thereof contained in such prospectus and statement of additional information. The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Effective Time have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, will be fully paid and non-assessable by the Acquiring Fund Trust, and will have been issued in every jurisdiction in compliance in all material respects with applicable registration requirements and applicable securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any of the Acquiring Fund’s shares.

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(m)    The information to be furnished by the Acquiring Fund for use in registration statements, proxy materials, and other documents filed or to be filed with any federal, state or local regulatory authority (including the Commission and FINRA) that may be necessary in connection with the transactions contemplated hereby, is or will be accurate and complete in all material respects and is or will comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

(n)     The N-14 Registration Statement, insofar as it relates to information provided by the Acquiring Fund and the Acquiring Fund Shares for use therein, from the date of the N-14 Registration Statement through the date of the meeting of the shareholders of the Acquired Fund contemplated therein and at the Effective Time (i) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading and (ii) complies in all material respects with the provisions of the 1933 Act, if applicable, the 1934 Act, and the 1940 Act and the rules and regulations thereunder; provided, however, that the representations and warranties of this subparagraph (n) shall not apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund Trust, the Acquired Fund or the Acquired Fund Adviser for use therein.

(o)     The Acquiring Fund’s investment advisory agreement with the Acquiring Fund Adviser complies with Section 15 of the 1940 Act and has been properly approved pursuant to Sections 15(a) and 15(c) of the 1940 Act.

ARTICLE V

COVENANTS AND AGREEMENTS

5.1.     Conduct of Business. The Acquired Fund will operate its business in the ordinary course consistent with past practice between the date hereof and the Effective Time, it being understood that such ordinary course of business with respect to the Acquired Fund will include the declaration and payment of customary dividends and distributions and any other distribution that may be advisable. The Acquiring Fund shall not publicly issue any shares or other securities, or conduct any business or activity prior to the Closing except for such activity as is required to consummate the transactions contemplated by this Agreement.

5.2.     Meeting of Shareholders. The Acquired Fund Trust will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3.     No Distribution of Acquiring Fund Shares. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.4.     Information. The Acquired Fund Trust, on behalf of the Acquired Fund, will assist the Acquiring Fund Trust in obtaining such information as the Acquiring Fund Trust reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.5.     Other Necessary Action. Subject to the provisions of this Agreement, the Acquiring Fund Trust, on behalf of the Acquiring Fund, and the Acquired Fund Trust, on behalf of the Acquired Fund, will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing.

5.6.     N-14 Registration Statement. The parties shall cooperate in preparing, and the Acquiring Fund Trust shall file with the Commission, a registration statement on Form N-14 (the “N-14 Registration Statement”) in compliance with the 1933 Act, the 1934 Act, and the 1940 Act, as applicable, in connection with the meeting of the shareholders of the Acquired Fund to consider approval of this Agreement and the transactions contemplated herein.

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5.7.     Liquidating Distribution. At the Closing (or as soon as is reasonably practicable after the Closing), the Acquired Fund will make a liquidating distribution to Acquired Fund Shareholders consisting of the Acquiring Fund Shares received at the Closing, as set forth in paragraph 1.4.

5.8.     Best Efforts. The Acquiring Fund Trust, on behalf of the Acquiring Fund, and the Acquired Fund Trust, on behalf of the Acquired Fund, shall each use their reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent set forth in Article VI to effect the transactions contemplated by this Agreement as promptly as practicable.

5.9.     Other Instruments. The Acquired Fund Trust, on behalf of the Acquired Fund, and the Acquiring Fund Trust, on behalf of the Acquiring Fund, each covenants that it will, from time to time, as and when reasonably requested by the other party, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the other party may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Fund Trust’s, on behalf of the Acquired Fund, title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Fund Trust’s, on behalf of the Acquiring Fund, title to and possession of the Assets and assumption of the Liabilities.

5.10.  Regulatory Approvals. The Acquiring Fund Trust, on behalf of the Acquiring Fund, will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws and the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, as may be necessary in order to continue its operations after the Effective Time.

5.11.   Reorganization. The Acquired Fund and the Acquiring Fund agree to treat the Reorganization as a “reorganization” under Section 368(a)(1) of the Code and will file all tax returns consistent with such treatment. Neither the Acquired Fund nor the Acquiring Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or that results in the failure of the transaction to qualify as a reorganization under Section 368(a)(1) of the Code, except as otherwise required pursuant to a “determination” as such term is defined in Section 1313 of the Code.

5.12.   Tax Filings. The Acquired Fund shall prepare, or cause its agents to prepare, any federal, state or local tax returns required to be filed for taxable years ending prior to the Closing Date and further shall provide to the Acquiring Fund such tax returns in a timely manner, and the Acquired Fund and the Acquiring Fund shall cooperate in filing such tax returns with the appropriate taxing authorities. The Acquiring Fund shall prepare, or cause its agents to prepare, any federal, state or local tax returns required to be filed by the Acquiring Fund for taxable years ending after the Closing Date and further shall cause such tax returns to be duly filed with the appropriate taxing authorities.

5.13.   Compliance with Section 15(f) of the 1940 Act. (a) The Acquiring Fund Trust agrees that for a period of three years after the Closing Date, the Acquiring Fund Trust will maintain the composition of the Acquiring Fund Trust Board so that at least 75% of the members of the Acquiring Fund Trust Board (or any successor) are not “interested persons” (as defined in the 1940 Act) of the Acquiring Fund Adviser or the Acquired Fund Adviser; and (b) the Acquiring Fund Adviser agrees that for a period of two years after the Closing Date, neither the Acquiring Fund Adviser nor any of its affiliates (or any entity which will act as investment adviser to the Acquiring Fund (or any successor)) has or shall have any express or implied understanding, arrangement or intention to impose an “unfair burden” (pursuant to Section 15(f) of the 1940 Act) on the Acquiring Fund (or any successor) as a result of the transactions contemplated hereby.

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ARTICLE VI

CONDITIONS PRECEDENT

6.1.     Conditions Precedent to Obligations of Acquired Fund. The obligations of the Acquired Fund Trust, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the Acquired Fund Trust’s election, to the following conditions:

(a)     All representations and warranties of the Acquiring Fund Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

(b)     The post-effective amendment to the registration statement of the Acquiring Fund on Form N-1A relating to the Acquiring Fund Shares shall have become effective and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the Acquiring Fund, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act or 1940 Act.

(c)     The Acquiring Fund Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied in all material respects with the provisions required by this Agreement to be performed or complied with by the Acquiring Fund Trust, on behalf of the Acquiring Fund, on or before the Effective Time.

(d)     The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

6.2.     Conditions Precedent to Obligations of Acquiring Fund. The obligations of the Acquiring Fund Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the Acquiring Fund Trust’s election, to the following conditions:

(a)     All representations and warranties of the Acquired Fund Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

(b)     The Acquired Fund Trust shall have delivered to the Acquiring Fund information about known assets and liabilities, as of the Effective Time, certified by the Treasurer of the Acquired Fund Trust.

(c)     The Acquired Fund Trust, on behalf of the Acquired Fund, shall have performed all of the covenants and complied in all material respects with the provisions required by this Agreement to be performed or complied with by the Acquired Fund Trust, on behalf of the Acquired Fund, on or before the Effective Time.

(d)     The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

(e)     On or prior to the Closing Date, the Acquired Fund will, if applicable, declare one or more dividends or distributions which, together with all previous such dividends or distributions attributable to its current taxable year, shall have the effect of distributing to the shareholders of the Acquired Fund substantially all of the Acquired Fund’s investment company taxable income and all of its net realized capital gain, if any, as of the Closing Date.

6.3.     Other Conditions Precedent. If any of the conditions set forth in this paragraph 6.3 have not been satisfied on or before the Effective Time, the Acquired Fund Trust, on behalf of the Acquired Fund, or the Acquiring Fund Trust, on behalf of the Acquiring Fund, shall, at its option, not be required to complete the transactions contemplated by this Agreement.

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(a)     This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding Acquired Fund Shares in accordance with the provisions of the Acquired Fund Trust’s Amended and Restated Declaration of Trust and Amended and Restated By-Laws, each as may have been further amended from time to time, applicable Delaware law and the 1940 Act and the regulations thereunder, and copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, the conditions set forth in this paragraph 6.3(a) may not be waived.

(b)     Each of the conditions to the Closing set forth in Article 5 of the Transaction Agreement by and among the Acquiring Fund Adviser, the Acquired Fund Adviser, and certain of their affiliates (the “Transaction Agreement”) have been satisfied or waived by the relevant party and the transactions contemplated by the Transaction Agreement will close concurrently with the Closing.

(c)     At the Effective Time, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the Reorganization contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be pending or, to the knowledge of the Acquired Fund Trust or the Acquiring Fund Trust, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

(d)     All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquired Fund Trust and the Acquiring Fund Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

(e)     The N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

(f)      The Acquired Fund Trust and the Acquiring Fund Trust shall have received an opinion of Dechert LLP as to federal income tax matters substantially to the effect that, based on the facts, representations, assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

(1)     The transfer by the Acquired Fund of all of its Assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the Liabilities of the Acquired Fund, followed by the distribution of such shares to the Acquired Fund Shareholders in complete liquidation of the Acquired Fund, will constitute a reorganization under Section 368(a)(1) of the Code and the Acquired Fund and the Acquiring Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code.

(2)     No gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund’s Assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Acquired Fund’s Liabilities, or upon the distribution (whether actual or constructive) by the Acquired Fund of such Acquiring Fund Shares to the Acquired Fund Shareholders in liquidation, except that the Acquired Fund may be required to recognize gain or loss with respect to: (A) contracts described in Section 1256(b) of the Code; (B) stock in a passive foreign investment company, as defined in Section 1297(a) of the Code; or (C) any other gain or loss required to be recognized upon the termination of a position, or upon the transfer of such asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code.

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(3)     No gain or loss will be recognized by the Acquiring Fund upon the receipt of the Acquired Fund’s Assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Acquired Fund’s Liabilities.

(4)     No gain or loss will be recognized by the Acquired Fund Shareholders upon the distribution to them by the Acquired Fund of the Acquiring Fund Shares solely in exchange for their Acquired Fund Shares as part of the Reorganization.

(5)     The basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder in the Reorganization will be the same as the basis of the shareholder’s Acquired Fund Shares exchanged therefor.

(6)     The basis of the Acquired Fund’s Assets received by the Acquiring Fund in the Reorganization will be the same as the basis of the Acquired Fund’s Assets in the hands of the Acquired Fund immediately prior to the transfer, adjusted for any gain or loss required to be recognized in paragraph (2) above.

(7)     The holding period for the Acquiring Fund Shares received by each Acquired Fund Shareholder in the Reorganization will include the period for which the shareholder held the Acquired Fund Shares exchanged therefor, provided that the shareholder held such Acquired Fund Shares as a capital asset at the time of the exchange.

(8)     The holding period of the Acquired Fund’s Assets in the hands of the Acquiring Fund will include the period for which the Acquired Fund’s Assets were held by the Acquired Fund (except where investment assets of the Acquiring Fund have the effect of reducing or eliminating a holding period with respect to an Asset and except for any asset with respect to which gain or loss is required to be recognized as described in paragraph (2) above).

(9)     The Acquiring Fund will succeed to and take into account those tax attributes of the Acquired Fund that are described in Section 381(c) of the Code, subject to the conditions and limitations specified in the Code, the regulations thereunder, and existing court decisions and published interpretations of the Code and regulations.

The delivery of such opinion is conditioned upon receipt by Dechert LLP of representations requested of the Acquired Fund Trust and the Acquiring Fund Trust on behalf of the Acquired Fund and the Acquiring Fund, respectively. Notwithstanding anything herein to the contrary, neither party may waive the condition set forth in this paragraph 6.3(f).

(g)     BNYM shall have delivered such certificates or other documents as set forth in paragraph 3.2.

(h)     MUFG shall have delivered such certificate as set forth in paragraph 3.3.

(i)      The Acquiring Fund Trust, on behalf of the Acquiring Fund, shall have issued and delivered to the Secretary of the Acquired Fund Trust, on behalf of the Acquired Fund, the confirmation as set forth in paragraph 3.3.

(j)      Each party shall have delivered to the other such bills of sale, checks, assignments, receipts or other documents as reasonably requested by such other party or its counsel.

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ARTICLE VII

INDEMNIFICATION AND LIABILITIES

7.1.     Indemnification by the Acquiring Fund Trust. The Acquiring Fund Trust, solely out of the Acquiring Fund’s assets and property (including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the Acquired Fund Trust, the Acquired Fund and the members of the Acquired Fund Trust Board and their respective officers, employees, investment adviser and agents (the “Acquired Fund Trust Indemnified Parties”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) collectively, “Loss”) to which, any Acquired Fund Trust Indemnified Party may become subject, insofar as such Loss arises out of or is based on any breach by the Acquiring Fund Trust or the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement, provided that this indemnification shall not apply to the extent such Loss shall be due to any grossly negligent, intentional or fraudulent act, omission or error of the Acquired Fund or the Acquired Fund Trust Indemnified Parties.

7.2.     Indemnification by the Acquired Fund Trust. The Acquired Fund Trust, solely out of the Acquired Fund’s assets and property (including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies), agrees to indemnify and hold harmless the Acquiring Fund Trust, the Acquiring Fund and the members of the Acquiring Fund Trust Board and their respective officers, employees, investment adviser and agents (the “Acquiring Fund Trust Indemnified Parties”) from and against any and all Loss to which any Acquiring Fund Trust Indemnified Party may become subject, insofar as such Loss arises out of or is based on any breach by the Acquired Fund Trust or the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement, provided that this indemnification shall not apply to the extent such Loss shall be due to any grossly negligent, intentional or fraudulent act, omission or error of the Acquiring Fund or the Acquiring Fund Trust Indemnified Parties.

7.3.     Liability of the Acquired Fund Trust. The Acquiring Fund Trust understands and agrees that its obligations on behalf of the Acquired Fund under this Agreement shall not be binding upon any trustee, shareholder, nominee, officer, agent or employee of the Acquired Fund Trust personally, but shall bind only the Acquired Fund’s property. Moreover, no series of the Acquired Fund Trust other than the Acquired Fund shall be responsible for the obligations of the Acquired Fund Trust hereunder, and all persons shall look only to the assets of the Acquired Fund to satisfy the obligations of the Acquired Fund hereunder. This Agreement has been signed and delivered on behalf of the Acquired Fund Trust, on behalf of the Acquired Fund, by an authorized officer of the Acquired Fund Trust, and such execution and delivery by such officer shall not be deemed to have been made by such officer individually or to impose any liability on such officer, the trustees or the shareholders personally, but shall bind only the Acquired Fund.

7.4.     Liability of the Acquiring Fund Trust. The Acquired Fund Trust understands and agrees that its obligations on behalf of the Acquiring Fund under this Agreement shall not be binding upon any trustee, shareholder, nominee, officer, agent or employee of the Acquiring Fund Trust personally, but shall bind only the Acquiring Fund’s property. Moreover, no series of the Acquiring Fund Trust other than the Acquiring Fund shall be responsible for the obligations of the Acquiring Fund Trust hereunder, and all persons shall look only to the assets of the Acquiring Fund to satisfy the obligations of the Acquiring Fund hereunder. This Agreement has been signed and delivered on behalf of the Acquiring Fund Trust, on behalf of the Acquiring Fund, by an authorized officer of the Acquiring Fund Trust, and such execution and delivery by such officer shall not be deemed to have been made by such officer individually or to impose any liability on such officer, the trustees or the shareholders personally, but shall bind only the Acquiring Fund.

ARTICLE VIII

BROKERAGE FEES AND EXPENSES

8.1.     No Broker or Finder Fees. The Acquired Fund Trust and the Acquiring Fund Trust, on behalf of the Acquired Fund and the Acquiring Fund, respectively, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

8.2.     Expenses of Reorganization. The expenses relating to the Reorganization, other than transaction costs (including brokerage commissions, transaction charges and related fees) associated with any sales and purchases made in connection with the Reorganization, will be borne by the Acquiring Fund Adviser and its affiliates and the Acquired Fund Adviser and its affiliates and will not be paid by the Funds, whether or not the Reorganization is consummated. The expenses relating to the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, if any, organization of the Acquiring Fund, preparing, printing and distributing the N-14 Registration Statement, proxy solicitation, expenses of holding shareholders’ meetings, and legal fees, accounting fees and securities registration fees.

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ARTICLE IX

AMENDMENTS AND TERMINATION

9.1.     Amendments. This Agreement may be amended, modified or supplemented in writing signed by the parties hereto to be bound by such amendment; provided, however, that following the approval of this Agreement by the shareholders of the Acquired Fund, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

9.2.     Termination. This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Acquired Fund Trust Board or the Acquiring Fund Trust Board, on behalf of the Acquired Fund or the Acquiring Fund, respectively, at any time prior to the Effective Time, if circumstances should develop that, in the opinion of such Board of Trustees, make proceeding with this Agreement inadvisable.

ARTICLE X

NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by electronic delivery (i.e., e-mail), personal service or prepaid or certified mail addressed as follows:

If to the Acquired Fund Trust:

Guggenheim Funds Trust

702 King Farm Boulevard

Suite 200

Rockville, MD 20850

Attn.: Brian E. Binder, President and Chief Executive Officer

Telephone: (312) 357-0489

Email: Brian.Binder@guggenheimpartners.com

With a copy (which shall not constitute notice) to:

Dechert LLP

1900 K Street, NW

Washington, DC 20006

Attn.: Julien Bourgeois

Telephone No.: (202) 261-3451

Email: Julien.bourgeois@dechert.com

If to the Acquiring Fund Trust:

New Age Alpha Funds Trust

555 Theodore Fremd Ave.

Suite A-101

Rye, New York 10580

Attention: Armen Arus, CEO

Telephone No.: (212) 922-2690

Email: aarus@newagealpha.com

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With a copy (which shall not constitute notice) to:

FinTech Law, LLC

6224 Turpin Hills Dr.

Cincinnati, OH 45244

Attn.: Bo James Howell

Telephone No.: (513) 991-8472

Email: bo.howell@fintechlegal.io

If to the Acquired Fund Adviser:

Guggenheim Partners Investment Management, LLC

100 Wilshire Boulevard

5th Floor

Santa Monica, California 90401

Attention: Amy Lee

Telephone No.: (785) 865-7268

Email: Amy.Lee@guggenheimpartners.com

With copies to (which shall not constitute notice) to:

Brian Binder

Email: Brian.Binder@guggenheimpartners.com

Guggenheim Legal

Email: GILegal@guggenheimpartners.com

If to the Acquiring Fund Adviser:

New Age Alpha Advisors, LLC

555 Theodore Fremd Ave.

Suite A-101

Rye, New York 10580

Attention: Michael Semack, General Counsel

Telephone No.: (212) 922-2682

Email: msemack@newagealpha.com

ARTICLE XI

MISCELLANEOUS

11.1.   Entire Agreement. The Acquiring Fund Trust and the Acquired Fund Trust agree that they have not made any representation, warranty or covenant, on behalf of either the Acquiring Fund or the Acquired Fund, respectively, not set forth herein, and that this Agreement constitutes the entire agreement between the parties.

11.2.   Survival. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of the Acquired Fund and Acquiring Fund in paragraphs 7.1 and 7.2 shall survive the Closing.

11.3.   Headings. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

11.4.   Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

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11.5.   Assignment. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

11.6.   Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all taken together shall constitute one agreement.

[Remainder of page intentionally blank]

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the first date written above.

Guggenheim Funds Trust on behalf of its series, Guggenheim Market Neutral Real Estate Fund

By:	/s/ Brian E. Binder

Name: Brian E. Binder
Title: President and Chief Executive Officer

New Age Alpha Funds Trust on behalf of its series, NAA Market Neutral Real Estate Fund

By:	/s/ Keith Kemp

Name: Keith Kemp
Title: President

Solely for purposes of paragraph 8.2 Guggenheim Partners Investment Management, LLC

By:	/s/ Amy J. Lee

Name: Amy J. Lee
Title: Authorized Signatory

Solely for purposes of paragraphs 5.13 and 8.2 New Age Alpha Advisors, LLC

By:	/s/ Armen Arus

Name: Armen Arus
Title: Manager

[Agreement and Plan of Reorganization Signature Page]

Execution Version

AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (“Agreement”) is made as of October 25, 2024, by and between Guggenheim Funds Trust (the “Acquired Fund Trust”), a Delaware statutory trust, on behalf of its series, Guggenheim Risk Managed Real Estate Fund (the “Acquired Fund”), and New Age Alpha Funds Trust (the “Acquiring Fund Trust”), a Delaware statutory trust, on behalf of its series, NAA Risk Managed Real Estate Fund (the “Acquiring Fund” and, together with the Acquired Fund, the “Funds”). New Age Alpha Advisors, LLC (the “Acquiring Fund Adviser”), a Delaware limited liability company, joins this Agreement solely for purposes of paragraphs 5.13 and 8.2; and Guggenheim Partners Investment Management, LLC (the “Acquired Fund Adviser”), a Delaware limited liability company, joins this Agreement solely for purposes of paragraph 8.2.

WHEREAS, this Agreement is intended to be and is adopted as a “plan of reorganization” within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”); and

WHEREAS, the reorganization will consist of the transfer of the Assets (as defined in paragraph 1.2) to the Acquiring Fund in exchange solely for, as applicable, Class A, Class C, Institutional Class and Class P shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of the Liabilities (as defined in paragraph 1.3), and the distribution, upon the Closing Date (as defined in paragraph 3.1), of the Acquiring Fund Shares to the shareholders of the corresponding class of the Acquired Fund in complete liquidation of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”);

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

THE REORGANIZATION

1.1.     The Reorganization. Subject to the requisite approval of the Acquired Fund’s shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, at the Effective Time (as defined in paragraph 2.4), the Acquired Fund Trust shall, on behalf of the Acquired Fund, assign, deliver and otherwise transfer the Assets (as defined in paragraph 1.2) to the Acquiring Fund Trust, on behalf of the Acquiring Fund. In consideration of the foregoing, at the Effective Time, the Acquiring Fund Trust shall, on behalf of the Acquiring Fund, deliver to the Acquired Fund Trust, on behalf of the Acquired Fund, full and fractional Acquiring Fund Shares, and the Acquiring Fund Trust shall assume the Liabilities (as defined in paragraph 1.3) on behalf of the Acquiring Fund. The number of Acquiring Fund Shares to be delivered to the Acquired Fund Trust on behalf of the Acquired Fund shall be determined as set forth in paragraph 2.3.

1.2.     Assets of the Acquired Fund. The assets of the Acquired Fund to be transferred to the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, cash equivalents, securities, receivables (including securities, interests and dividends receivable), commodities and futures interests, rights to register shares under applicable securities laws, all rights of the Acquired Fund, any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund at the Effective Time, books and records (or copies thereof consistent with Rule 31a-3 under the Investment Company Act of 1940, as amended (the “1940 Act”)), any deferred tax benefit and any other property owned by the Acquired Fund at the Effective Time (collectively, the “Assets”). Notwithstanding the foregoing, copies of the applicable books and records may be retained as required by applicable law or as necessary for the Acquired Fund to prepare and file tax returns pursuant to paragraphs 5.11 and 5.12 of this Agreement.

1.3.     Liabilities of the Acquired Fund. The Acquired Fund will use commercially reasonable efforts to discharge its known liabilities and obligations prior to the Effective Time, other than liabilities and obligations necessary or appropriate for the Acquired Fund’s normal investment operations. The Acquiring Fund shall assume all liabilities, obligations, and debts of the Acquired Fund, whether known or unknown, absolute or contingent, accrued or unaccrued, existing at the Effective Time, and whether or not specifically referred to in this Agreement (collectively, the “Liabilities”). At and after the Effective Time, the Liabilities shall become and be the liabilities of the Acquiring Fund and may be enforced only against the Acquiring Fund.

1.4.     Distribution of Acquiring Fund Shares. At the Closing (as defined in paragraph 3.1) (or as soon thereafter as is reasonably practicable), the Acquired Fund Trust, on behalf of the Acquired Fund, will distribute the Acquiring Fund Shares received from the Acquiring Fund Trust pursuant to paragraph 1.1 pro rata by class, if any, to the record holders of the shares of the Acquired Fund determined as of the Effective Time (the “Acquired Fund Shareholders”) in complete liquidation of the Acquired Fund. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares of the corresponding class, as applicable, then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. Immediately following such distribution, all issued and outstanding Acquired Fund Shares will simultaneously be redeemed and canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such transfers.

1.5.     Transfer Taxes. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund’s shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred and any request for such transfer shall be accompanied by proper documentation.

1.6.     Recorded Ownership of Acquiring Fund Shares. Ownership of Acquiring Fund Shares by the Acquired Fund Shareholders will be shown on the books of the Acquiring Fund’s transfer agent at the Closing (or as soon thereafter as is reasonably practicable).

1.7.     Filing Responsibilities of Acquired Fund. Except as otherwise expressly provided herein or agreed to in writing by the parties prior to the Closing Date, any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (“Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date. Thereafter, any such reporting responsibility shall be the responsibility of the Acquiring Fund.

1.8.     Termination of Acquired Fund. The Acquired Fund will be dissolved, have its affairs wound up and be terminated as a series of the Acquired Fund Trust in accordance with Delaware law as soon as practicable following the Closing and the making of the distributions pursuant to paragraph 1.4.

ARTICLE II

VALUATION

2.1.     Net Asset Value of the Acquired Fund. In connection with the Reorganization, the net asset value of the outstanding shares of beneficial interest of the Acquired Fund (the “Acquired Fund Shares”) shall be the net asset value computed as of the Effective Time, after the declaration and payment of any dividends and/or other distributions on that day, using the valuation procedures adopted by the Board of Trustees of the Acquired Fund Trust (the “Acquired Fund Trust Board”), as described in the then-current prospectus and statement of additional information of the Acquired Fund.

2.2.     Net Asset Value of the Acquiring Fund. In connection with the Reorganization, the net asset value of the Acquiring Fund Shares shall be the same as the net asset value of the Acquired Fund Shares as computed in accordance with paragraph 2.1.

2.3.     Calculation of Number of Acquiring Fund Shares. The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in connection with the Reorganization shall be equal to the number of full and fractional Acquired Fund Shares owned by Acquired Fund Shareholders at the Effective Time or shall be determined by dividing the net asset value of the Acquired Fund Shares, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of the Acquiring Fund Shares, determined in accordance with paragraph 2.2.

2.4.     Effective Time. The Effective Time shall be the time at which the Funds calculate their net asset values as set forth in their respective prospectuses (generally the close of normal trading on the New York Stock Exchange (“NYSE”)) on the Closing Date or such other date and time as may be mutually agreed upon in writing by the parties hereto (the “Effective Time”).

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ARTICLE III

CLOSING

3.1.     Closing. The Reorganization, together with related acts necessary to consummate the same (“Closing”), shall occur on such date as to which the parties may agree (the “Closing Date”) and shall occur by email or other communication or at such place as to which the parties may agree, subject to the satisfaction or waiver (to the extent permitted by applicable law) of the conditions precedent to the Closing set forth in Article 6 of this Agreement (other than those conditions that by their terms are to be satisfied by actions taken at the Closing, but subject to the satisfaction or, to the extent permitted, waiver of those conditions at the Closing). All acts taking place at the Closing shall be deemed to take place simultaneously as of the Effective Time.

3.2.     Transfer and Delivery of Assets. The Acquired Fund Trust shall direct The Bank of New York Mellon (“BNYM”), as custodian for the Acquired Fund, to deliver to the Acquiring Fund Trust at the Closing a certificate or representation of an authorized officer of BNYM stating that the Assets were delivered in proper form to the Acquiring Fund at the Effective Time. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument, if any, shall be presented by BNYM, as custodian for the Acquired Fund, to those persons at Brown Brothers Harriman & Co (“BBH”), as custodian for the Acquiring Fund, who have primary responsibility for the safekeeping of the assets of the Acquiring Fund. BNYM shall deliver to those persons at BBH who have primary responsibility for the safekeeping of the assets of the Acquiring Fund as of the Effective Time by book entry, in accordance with the customary practices of BNYM and of each “Securities Depository,” as defined in Rule 17f-4 under the 1940 Act, or other custodian as authorized under the 1940 Act, in which the Assets are deposited, the Assets deposited with such depositories or other custodian. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds or such other appropriate means on the Closing Date.

3.3.     Share Records. The Acquired Fund Trust shall direct MUFG Investor Services (“MUFG”), in its capacity as transfer agent for the Acquired Fund, to deliver to the Acquiring Fund Trust at the Closing a certificate or other documentation of an authorized officer of MUFG stating that its records contain the names and addresses of the Acquired Fund Shareholders and the class, number and percentage ownership of outstanding Acquired Fund Shares owned by each such Acquired Fund Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver to the Secretary of the Acquired Fund prior to the Effective Time a confirmation evidencing that the appropriate number of Acquiring Fund Shares will be credited to the Acquired Fund at the Effective Time, or provide other evidence reasonably satisfactory to the Acquired Fund as of the Effective Time that such Acquiring Fund Shares have been credited to the Acquired Fund’s accounts on the books of the Acquiring Fund.

3.4.     Postponement of Effective Time. In the event that, at the Effective Time, (a) the NYSE or another primary trading market for portfolio securities of the Acquired Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the investment adviser of the Acquired Fund or the investment adviser of the Acquiring Fund, accurate appraisal of the value of the net assets of the Acquired Fund is impracticable, the Effective Time shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.5.     Failure to Deliver Assets. If the Acquired Fund is unable to make delivery pursuant to paragraph 3.2 to the custodian for the Acquiring Fund of any of the Assets for the reason that any of such Assets have not yet been delivered to it by the Acquired Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, the Acquired Fund shall deliver, with respect to said Assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or its custodian, including brokers’ confirmation slips, and shall use its reasonable best efforts to deliver any such Assets to the custodian as soon as reasonably practicable.

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ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1.     Representations and Warranties of the Acquired Fund Trust. Except as has been fully disclosed to the Acquiring Fund in a written instrument executed by an officer of the Acquired Fund Trust, the Acquired Fund Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund Trust, on behalf of the Acquiring Fund, as follows:

(a)     The Acquired Fund is a duly established series of the Acquired Fund Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware with power under the Acquired Fund Trust’s Amended and Restated Declaration of Trust and Amended and Restated By-Laws, each as may have been amended from time to time, to own all of its properties and assets and to carry on its business as it is presently conducted.

(b)     The Acquired Fund Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and the registration of the Acquired Fund Shares under the Securities Act of 1933, as amended (the “1933 Act”), is in full force and effect.

(c)     No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund Trust, on behalf of the Acquired Fund, of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, and such as may be required under state securities laws and the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

(d)    The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not materially misleading.

(e)      Except as otherwise disclosed to and accepted by or on behalf of the Acquiring Fund, at the Effective Time, the Acquired Fund Trust, on behalf of the Acquired Fund, will have good and marketable title to the Assets and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder, and upon delivery and payment for such Assets, the Acquiring Fund Trust, on behalf of the Acquiring Fund, will acquire good and marketable title thereto; provided, however, that certain Assets may be pledged against the Acquired Fund’s investment contracts, including options, futures, forward contracts and other similar instruments or transactions, in accordance with the terms of such contracts.

(f)      Except as otherwise disclosed to and accepted by or on behalf of the Acquiring Fund, the Acquired Fund Trust, on behalf of the Acquired Fund, is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in a material violation of Delaware law or of its Amended and Restated Declaration of Trust and Amended and Restated By-Laws, each as may have been amended from time to time.

(g)     Except as otherwise disclosed to and accepted by the Acquiring Fund in writing, all material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts, including options, futures, forward contracts and other similar instruments or transactions) will terminate without liability to the Acquired Fund on or prior to the Effective Time.

(h)     Except as otherwise disclosed to and accepted by the Acquiring Fund in writing, no litigation or administrative proceeding or investigation of or before any court or governmental body is known to be presently pending or, to the Acquired Fund Trust’s knowledge, threatened against the Acquired Fund or any of its properties or assets that, if adversely determined, would reasonably be expected to materially and adversely affect the Acquired Fund’s financial condition or the conduct of its business. The Acquired Fund Trust, on behalf of the Acquired Fund, knows of no facts which are reasonably likely to form the basis for the institution of such proceedings. The Acquired Fund Trust, on behalf of the Acquired Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquired Fund’s business or its ability to consummate the transactions herein contemplated.

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(i)      The financial statements of the Acquired Fund for its most recently completed fiscal year prior to the date of this Agreement have been audited by Ernst & Young LLP, independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date and for such period in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein.

(j)      Since the last day of the Acquired Fund’s most recently completed fiscal year prior to the date of this Agreement, there has not been any known material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by it of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted by or on behalf of the Acquiring Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of its liabilities, distributions of net investment income and net realized capital gains, or the redemption of its shares by shareholders of the Acquired Fund shall not constitute a material adverse change either individually or in the aggregate.

(k)     For each taxable year of the Acquired Fund’s operations and for the portion through the Closing Date of the taxable year of the Acquired Fund that includes the Closing Date, the Acquired Fund met (or will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification as a regulated investment company, was (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed as of the Closing Date substantially all of its investment company taxable income and net tax-exempt income (computed without regard to the dividends-paid deduction) and net capital gain (as defined in the Code) required to be distributed by the Closing Date.

(l)      At the Effective Time, all material federal, state, local and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all material federal, state, local and other taxes shown as due on said returns, forms and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the knowledge of the Acquired Fund, no such return is currently under audit and no material assessment has been asserted in writing with respect to such returns, which assessment has not been resolved.

(m)    All Acquired Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund Trust and have been offered and sold in compliance with applicable registration requirements of the 1933 Act and state securities laws of each state in which they have been offered and sold. All Acquired Fund Shares will, at the Effective Time, be held by the persons and in the amounts set forth in the records of MUFG, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares, nor is there outstanding any security convertible into any Acquired Fund Shares.

(n)     The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of the Acquired Fund Trust Board, on behalf of the Acquired Fund, and, subject to the approval of the shareholders of the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o)     The information to be furnished by the Acquired Fund for use in registration statements, proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including the Commission and the Financial Industry Regulatory Authority, Inc. (“FINRA”)) that may be necessary in connection with the transactions contemplated hereby, is or will be accurate and complete in all material respects and is or will comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

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(p)     The N-14 Registration Statement (as defined in paragraph 5.6), insofar as it relates to information provided by the Acquired Fund for use therein, from the date of the N-14 Registration Statement through the date of the meeting of the shareholders of the Acquired Fund contemplated therein and at the Effective Time (i) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading and (ii) complies in all material respects with the provisions of the 1933 Act, if applicable, the 1934 Act, and the 1940 Act and the rules and regulations thereunder; provided, however, that the representations and warranties of this subparagraph (p) shall not apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund Trust, the Acquiring Fund or the Acquiring Fund Adviser for use therein.

4.2.     Representations and Warranties of the Acquiring Fund Trust. Except as has been fully disclosed to the Acquired Fund in a written instrument executed by an officer of the Acquiring Fund Trust, the Acquiring Fund Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund Trust, on behalf of the Acquired Fund, as follows:

(a)     The Acquiring Fund is a duly established series of the Acquiring Fund Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware with power under the Acquiring Fund Trust’s Declaration of Trust and By-Laws, each as may have been amended from time to time, to own all of its properties and assets and to carry on its business as described in the N-14 Registration Statement.

(b)     The Acquiring Fund Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and the registration of the Acquiring Fund Shares under the 1933 Act is in full force and effect or is anticipated to be in full force and effect on the Closing Date.

(c)     No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund Trust, on behalf of the Acquiring Fund, of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws and the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

(d)     At or prior to the Effective Time, the Acquiring Fund Trust shall have on file with the Commission an effective registration statement for the Acquiring Fund.

(e)     The prospectus and statement of additional information of the Acquiring Fund as of the Effective Date conform or will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(f)      Except as otherwise disclosed to and accepted by or on behalf of the Acquired Fund, at the Effective Time, the Acquiring Fund Trust, on behalf of the Acquiring Fund, will have good and marketable title to the Acquiring Fund’s assets (if any), free of any liens or other encumbrances.

(g)     Except as otherwise disclosed to and accepted by or on behalf of the Acquired Fund, the Acquiring Fund Trust, on behalf of the Acquiring Fund, is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of Delaware law or of its Declaration of Trust and By-Laws, each as may have been amended from time to time, or a material breach of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund Trust, on behalf of the Acquiring Fund, is a party or by which it is bound or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund Trust, on behalf of the Acquiring Fund, is a party or by which it is bound.

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(h)     Except as otherwise disclosed to and accepted by the Acquired Fund in writing, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquiring Fund Trust’s knowledge, threatened against the Acquiring Fund Trust or any of its properties or assets that, if adversely determined, would reasonably be expected to materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business. The Acquiring Fund Trust, on behalf of the Acquiring Fund, knows of no facts which are reasonably likely to form the basis for the institution of such proceedings. The Acquiring Fund Trust, on behalf of the Acquiring Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions herein contemplated.

(i)      At the Effective Time, the Acquiring Fund will have no assets (other than possibly a de minimis amount of assets to facilitate the transactions described in this Agreement) and no liabilities of any kind. The Acquiring Fund will not commence operations until after the Effective Time.

(j)      The Acquiring Fund was established as a new series of the Acquiring Fund Trust for the purpose of effecting the transactions described in this Agreement and, prior to the Closing Date, will have carried on no business activity (apart from holding the initial investment of the initial shareholder), will not have prepared books of account and related records or financial statements or issued any shares except for a de minimis amount of shares issued in a private placement to the initial shareholder of the Acquiring Fund and will not have had any tax attributes (including those specified in Section 381(c) of the Code). Immediately following the liquidation of the Acquired Fund as contemplated herein, 100% of the issued and outstanding shares of beneficial interest of the Acquiring Fund will be held by the former holders of Acquired Fund Shares. The Acquiring Fund will take all steps necessary after the Closing Date to qualify for taxation as a “regulated investment company” under Sections 851 and 852 of the Code. Immediately before the Effective Time, no federal, state or other tax returns of the Acquiring Fund will have been required by law to be filed and no federal, state or other taxes will be due by the Acquiring Fund; the Acquiring Fund will not have been required to pay any assessments; and the Acquiring Fund will not have any tax liabilities. Consequently, immediately before the Effective Time, the Acquiring Fund will not have any tax deficiency or liability asserted against it or question with respect thereto raised, and the Acquiring Fund will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid. The authorized capital of the Acquiring Fund Trust consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the Board of Trustees of the Acquiring Fund Trust (the “Acquiring Fund Trust Board”) may authorize from time to time. As of the date of this Agreement, the Acquiring Fund has no outstanding shares of any class. As of the Closing Date, the authorized and offered shares of beneficial interest of the Acquiring Fund will include Class A shares, Class C shares, Institutional Class shares and Class P shares, each having the characteristics described in the Acquiring Fund’s prospectus. No options, warrants, or other rights to subscribe for or purchase, or securities convertible into, any Acquiring Fund Shares are outstanding.

(k)     The execution, delivery and performance of this Agreement by the Acquiring Fund Trust will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of the Acquiring Fund Trust Board, on behalf of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(l)      The Acquiring Fund’s authorized capitalization will be as set forth in its prospectus and statement of additional information at the Effective Time and the Acquiring Fund Shares shall conform in all material respects to the description thereof contained in such prospectus and statement of additional information. The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Effective Time have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, will be fully paid and non-assessable by the Acquiring Fund Trust, and will have been issued in every jurisdiction in compliance in all material respects with applicable registration requirements and applicable securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any of the Acquiring Fund’s shares.

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(m)    The information to be furnished by the Acquiring Fund for use in registration statements, proxy materials, and other documents filed or to be filed with any federal, state or local regulatory authority (including the Commission and FINRA) that may be necessary in connection with the transactions contemplated hereby, is or will be accurate and complete in all material respects and is or will comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

(n)     The N-14 Registration Statement, insofar as it relates to information provided by the Acquiring Fund and the Acquiring Fund Shares for use therein, from the date of the N-14 Registration Statement through the date of the meeting of the shareholders of the Acquired Fund contemplated therein and at the Effective Time (i) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading and (ii) complies in all material respects with the provisions of the 1933 Act, if applicable, the 1934 Act, and the 1940 Act and the rules and regulations thereunder; provided, however, that the representations and warranties of this subparagraph (n) shall not apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund Trust, the Acquired Fund or the Acquired Fund Adviser for use therein.

(o)     The Acquiring Fund’s investment advisory agreement with the Acquiring Fund Adviser complies with Section 15 of the 1940 Act and has been properly approved pursuant to Sections 15(a) and 15(c) of the 1940 Act.

ARTICLE V

COVENANTS AND AGREEMENTS

5.1.     Conduct of Business. The Acquired Fund will operate its business in the ordinary course consistent with past practice between the date hereof and the Effective Time, it being understood that such ordinary course of business with respect to the Acquired Fund will include the declaration and payment of customary dividends and distributions and any other distribution that may be advisable. The Acquiring Fund shall not publicly issue any shares or other securities, or conduct any business or activity prior to the Closing except for such activity as is required to consummate the transactions contemplated by this Agreement.

5.2.     Meeting of Shareholders. The Acquired Fund Trust will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3.     No Distribution of Acquiring Fund Shares. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.4.     Information. The Acquired Fund Trust, on behalf of the Acquired Fund, will assist the Acquiring Fund Trust in obtaining such information as the Acquiring Fund Trust reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.5.     Other Necessary Action. Subject to the provisions of this Agreement, the Acquiring Fund Trust, on behalf of the Acquiring Fund, and the Acquired Fund Trust, on behalf of the Acquired Fund, will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing.

5.6.     N-14 Registration Statement. The parties shall cooperate in preparing, and the Acquiring Fund Trust shall file with the Commission, a registration statement on Form N-14 (the “N-14 Registration Statement”) in compliance with the 1933 Act, the 1934 Act, and the 1940 Act, as applicable, in connection with the meeting of the shareholders of the Acquired Fund to consider approval of this Agreement and the transactions contemplated herein.

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5.7.     Liquidating Distribution. At the Closing (or as soon as is reasonably practicable after the Closing), the Acquired Fund will make a liquidating distribution to Acquired Fund Shareholders consisting of the Acquiring Fund Shares received at the Closing, as set forth in paragraph 1.4.

5.8.     Best Efforts. The Acquiring Fund Trust, on behalf of the Acquiring Fund, and the Acquired Fund Trust, on behalf of the Acquired Fund, shall each use their reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent set forth in Article VI to effect the transactions contemplated by this Agreement as promptly as practicable.

5.9.     Other Instruments. The Acquired Fund Trust, on behalf of the Acquired Fund, and the Acquiring Fund Trust, on behalf of the Acquiring Fund, each covenants that it will, from time to time, as and when reasonably requested by the other party, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the other party may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Fund Trust’s, on behalf of the Acquired Fund, title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Fund Trust’s, on behalf of the Acquiring Fund, title to and possession of the Assets and assumption of the Liabilities.

5.10.  Regulatory Approvals. The Acquiring Fund Trust, on behalf of the Acquiring Fund, will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws and the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, as may be necessary in order to continue its operations after the Effective Time.

5.11.   Reorganization. The Acquired Fund and the Acquiring Fund agree to treat the Reorganization as a “reorganization” under Section 368(a)(1) of the Code and will file all tax returns consistent with such treatment. Neither the Acquired Fund nor the Acquiring Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or that results in the failure of the transaction to qualify as a reorganization under Section 368(a)(1) of the Code, except as otherwise required pursuant to a “determination” as such term is defined in Section 1313 of the Code.

5.12.   Tax Filings. The Acquired Fund shall prepare, or cause its agents to prepare, any federal, state or local tax returns required to be filed for taxable years ending prior to the Closing Date and further shall provide to the Acquiring Fund such tax returns in a timely manner, and the Acquired Fund and the Acquiring Fund shall cooperate in filing such tax returns with the appropriate taxing authorities. The Acquiring Fund shall prepare, or cause its agents to prepare, any federal, state or local tax returns required to be filed by the Acquiring Fund for taxable years ending after the Closing Date and further shall cause such tax returns to be duly filed with the appropriate taxing authorities.

5.13.   Compliance with Section 15(f) of the 1940 Act. (a) The Acquiring Fund Trust agrees that for a period of three years after the Closing Date, the Acquiring Fund Trust will maintain the composition of the Acquiring Fund Trust Board so that at least 75% of the members of the Acquiring Fund Trust Board (or any successor) are not “interested persons” (as defined in the 1940 Act) of the Acquiring Fund Adviser or the Acquired Fund Adviser; and (b) the Acquiring Fund Adviser agrees that for a period of two years after the Closing Date, neither the Acquiring Fund Adviser nor any of its affiliates (or any entity which will act as investment adviser to the Acquiring Fund (or any successor)) has or shall have any express or implied understanding, arrangement or intention to impose an “unfair burden” (pursuant to Section 15(f) of the 1940 Act) on the Acquiring Fund (or any successor) as a result of the transactions contemplated hereby.

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ARTICLE VI

CONDITIONS PRECEDENT

6.1.     Conditions Precedent to Obligations of Acquired Fund. The obligations of the Acquired Fund Trust, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the Acquired Fund Trust’s election, to the following conditions:

(a)     All representations and warranties of the Acquiring Fund Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

(b)     The post-effective amendment to the registration statement of the Acquiring Fund on Form N-1A relating to the Acquiring Fund Shares shall have become effective and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the Acquiring Fund, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act or 1940 Act.

(c)     The Acquiring Fund Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied in all material respects with the provisions required by this Agreement to be performed or complied with by the Acquiring Fund Trust, on behalf of the Acquiring Fund, on or before the Effective Time.

(d)     The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

6.2.    Conditions Precedent to Obligations of Acquiring Fund. The obligations of the Acquiring Fund Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the Acquiring Fund Trust’s election, to the following conditions:

(a)     All representations and warranties of the Acquired Fund Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

(b)     The Acquired Fund Trust shall have delivered to the Acquiring Fund information about known assets and liabilities, as of the Effective Time, certified by the Treasurer of the Acquired Fund Trust.

(c)     The Acquired Fund Trust, on behalf of the Acquired Fund, shall have performed all of the covenants and complied in all material respects with the provisions required by this Agreement to be performed or complied with by the Acquired Fund Trust, on behalf of the Acquired Fund, on or before the Effective Time.

(d)     The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

(e)     On or prior to the Closing Date, the Acquired Fund will, if applicable, declare one or more dividends or distributions which, together with all previous such dividends or distributions attributable to its current taxable year, shall have the effect of distributing to the shareholders of the Acquired Fund substantially all of the Acquired Fund’s investment company taxable income and all of its net realized capital gain, if any, as of the Closing Date.

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6.3.     Other Conditions Precedent. If any of the conditions set forth in this paragraph 6.3 have not been satisfied on or before the Effective Time, the Acquired Fund Trust, on behalf of the Acquired Fund, or the Acquiring Fund Trust, on behalf of the Acquiring Fund, shall, at its option, not be required to complete the transactions contemplated by this Agreement.

(a)     This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding Acquired Fund Shares in accordance with the provisions of the Acquired Fund Trust’s Amended and Restated Declaration of Trust and Amended and Restated By-Laws, each as may have been further amended from time to time, applicable Delaware law and the 1940 Act and the regulations thereunder, and copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, the conditions set forth in this paragraph 6.3(a) may not be waived.

(b)     Each of the conditions to the Closing set forth in Article 5 of the Transaction Agreement by and among the Acquiring Fund Adviser, the Acquired Fund Adviser, and certain of their affiliates (the “Transaction Agreement”) have been satisfied or waived by the relevant party and the transactions contemplated by the Transaction Agreement will close concurrently with the Closing.

(c)     At the Effective Time, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the Reorganization contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be pending or, to the knowledge of the Acquired Fund Trust or the Acquiring Fund Trust, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

(d)     All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquired Fund Trust and the Acquiring Fund Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

(e)     The N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

(f)     The Acquired Fund Trust and the Acquiring Fund Trust shall have received an opinion of Dechert LLP as to federal income tax matters substantially to the effect that, based on the facts, representations, assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

(1)     The transfer by the Acquired Fund of all of its Assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the Liabilities of the Acquired Fund, followed by the distribution of such shares to the Acquired Fund Shareholders in complete liquidation of the Acquired Fund, will constitute a reorganization under Section 368(a)(1) of the Code and the Acquired Fund and the Acquiring Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code.

(2)     No gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund’s Assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Acquired Fund’s Liabilities, or upon the distribution (whether actual or constructive) by the Acquired Fund of such Acquiring Fund Shares to the Acquired Fund Shareholders in liquidation, except that the Acquired Fund may be required to recognize gain or loss with respect to: (A) contracts described in Section 1256(b) of the Code; (B) stock in a passive foreign investment company, as defined in Section 1297(a) of the Code; or (C) any other gain or loss required to be recognized upon the termination of a position, or upon the transfer of such asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code.

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(3)     No gain or loss will be recognized by the Acquiring Fund upon the receipt of the Acquired Fund’s Assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Acquired Fund’s Liabilities.

(4)     No gain or loss will be recognized by the Acquired Fund Shareholders upon the distribution to them by the Acquired Fund of the Acquiring Fund Shares solely in exchange for their Acquired Fund Shares as part of the Reorganization.

(5)     The basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder in the Reorganization will be the same as the basis of the shareholder’s Acquired Fund Shares exchanged therefor.

(6)     The basis of the Acquired Fund’s Assets received by the Acquiring Fund in the Reorganization will be the same as the basis of the Acquired Fund’s Assets in the hands of the Acquired Fund immediately prior to the transfer, adjusted for any gain or loss required to be recognized in paragraph (2) above.

(7)     The holding period for the Acquiring Fund Shares received by each Acquired Fund Shareholder in the Reorganization will include the period for which the shareholder held the Acquired Fund Shares exchanged therefor, provided that the shareholder held such Acquired Fund Shares as a capital asset at the time of the exchange.

(8)     The holding period of the Acquired Fund’s Assets in the hands of the Acquiring Fund will include the period for which the Acquired Fund’s Assets were held by the Acquired Fund (except where investment assets of the Acquiring Fund have the effect of reducing or eliminating a holding period with respect to an Asset and except for any asset with respect to which gain or loss is required to be recognized as described in paragraph (2) above).

(9)     The Acquiring Fund will succeed to and take into account those tax attributes of the Acquired Fund that are described in Section 381(c) of the Code, subject to the conditions and limitations specified in the Code, the regulations thereunder, and existing court decisions and published interpretations of the Code and regulations.

The delivery of such opinion is conditioned upon receipt by Dechert LLP of representations requested of the Acquired Fund Trust and the Acquiring Fund Trust on behalf of the Acquired Fund and the Acquiring Fund, respectively. Notwithstanding anything herein to the contrary, neither party may waive the condition set forth in this paragraph 6.3(f).

(g)     BNYM shall have delivered such certificates or other documents as set forth in paragraph 3.2.

(h)     MUFG shall have delivered such certificate as set forth in paragraph 3.3.

(i)      The Acquiring Fund Trust, on behalf of the Acquiring Fund, shall have issued and delivered to the Secretary of the Acquired Fund Trust, on behalf of the Acquired Fund, the confirmation as set forth in paragraph 3.3.

(j)      Each party shall have delivered to the other such bills of sale, checks, assignments, receipts or other documents as reasonably requested by such other party or its counsel.

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ARTICLE VII

INDEMNIFICATION AND LIABILITIES

7.1.     Indemnification by the Acquiring Fund Trust. The Acquiring Fund Trust, solely out of the Acquiring Fund’s assets and property (including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the Acquired Fund Trust, the Acquired Fund and the members of the Acquired Fund Trust Board and their respective officers, employees, investment adviser and agents (the “Acquired Fund Trust Indemnified Parties”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) collectively, “Loss”) to which, any Acquired Fund Trust Indemnified Party may become subject, insofar as such Loss arises out of or is based on any breach by the Acquiring Fund Trust or the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement, provided that this indemnification shall not apply to the extent such Loss shall be due to any grossly negligent, intentional or fraudulent act, omission or error of the Acquired Fund or the Acquired Fund Trust Indemnified Parties.

7.2.     Indemnification by the Acquired Fund Trust. The Acquired Fund Trust, solely out of the Acquired Fund’s assets and property (including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies), agrees to indemnify and hold harmless the Acquiring Fund Trust, the Acquiring Fund and the members of the Acquiring Fund Trust Board and their respective officers, employees, investment adviser and agents (the “Acquiring Fund Trust Indemnified Parties”) from and against any and all Loss to which any Acquiring Fund Trust Indemnified Party may become subject, insofar as such Loss arises out of or is based on any breach by the Acquired Fund Trust or the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement, provided that this indemnification shall not apply to the extent such Loss shall be due to any grossly negligent, intentional or fraudulent act, omission or error of the Acquiring Fund or the Acquiring Fund Trust Indemnified Parties.

7.3.     Liability of the Acquired Fund Trust. The Acquiring Fund Trust understands and agrees that its obligations on behalf of the Acquired Fund under this Agreement shall not be binding upon any trustee, shareholder, nominee, officer, agent or employee of the Acquired Fund Trust personally, but shall bind only the Acquired Fund’s property. Moreover, no series of the Acquired Fund Trust other than the Acquired Fund shall be responsible for the obligations of the Acquired Fund Trust hereunder, and all persons shall look only to the assets of the Acquired Fund to satisfy the obligations of the Acquired Fund hereunder. This Agreement has been signed and delivered on behalf of the Acquired Fund Trust, on behalf of the Acquired Fund, by an authorized officer of the Acquired Fund Trust, and such execution and delivery by such officer shall not be deemed to have been made by such officer individually or to impose any liability on such officer, the trustees or the shareholders personally, but shall bind only the Acquired Fund.

7.4.     Liability of the Acquiring Fund Trust. The Acquired Fund Trust understands and agrees that its obligations on behalf of the Acquiring Fund under this Agreement shall not be binding upon any trustee, shareholder, nominee, officer, agent or employee of the Acquiring Fund Trust personally, but shall bind only the Acquiring Fund’s property. Moreover, no series of the Acquiring Fund Trust other than the Acquiring Fund shall be responsible for the obligations of the Acquiring Fund Trust hereunder, and all persons shall look only to the assets of the Acquiring Fund to satisfy the obligations of the Acquiring Fund hereunder. This Agreement has been signed and delivered on behalf of the Acquiring Fund Trust, on behalf of the Acquiring Fund, by an authorized officer of the Acquiring Fund Trust, and such execution and delivery by such officer shall not be deemed to have been made by such officer individually or to impose any liability on such officer, the trustees or the shareholders personally, but shall bind only the Acquiring Fund.

ARTICLE VIII

BROKERAGE FEES AND EXPENSES

8.1.     No Broker or Finder Fees. The Acquired Fund Trust and the Acquiring Fund Trust, on behalf of the Acquired Fund and the Acquiring Fund, respectively, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

8.2.     Expenses of Reorganization. The expenses relating to the Reorganization, other than transaction costs (including brokerage commissions, transaction charges and related fees) associated with any sales and purchases made in connection with the Reorganization, will be borne by the Acquiring Fund Adviser and its affiliates and the Acquired Fund Adviser and its affiliates and will not be paid by the Funds, whether or not the Reorganization is consummated. The expenses relating to the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, if any, organization of the Acquiring Fund, preparing, printing and distributing the N-14 Registration Statement, proxy solicitation, expenses of holding shareholders’ meetings, and legal fees, accounting fees and securities registration fees.

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ARTICLE IX

AMENDMENTS AND TERMINATION

9.1.     Amendments. This Agreement may be amended, modified or supplemented in writing signed by the parties hereto to be bound by such amendment; provided, however, that following the approval of this Agreement by the shareholders of the Acquired Fund, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

9.2.     Termination. This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Acquired Fund Trust Board or the Acquiring Fund Trust Board, on behalf of the Acquired Fund or the Acquiring Fund, respectively, at any time prior to the Effective Time, if circumstances should develop that, in the opinion of such Board of Trustees, make proceeding with this Agreement inadvisable.

ARTICLE X

NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by electronic delivery (i.e., e-mail), personal service or prepaid or certified mail addressed as follows:

If to the Acquired Fund Trust:

Guggenheim Funds Trust

702 King Farm Boulevard

Suite 200

Rockville, Maryland 20850

Attn.: Brian E. Binder, President and Chief Executive Officer

Telephone: (312) 357-0489

Email: Brian.Binder@guggenheimpartners.com

With a copy (which shall not constitute notice) to:

Dechert LLP

1900 K Street, NW

Washington, DC 20006

Attn.: Julien Bourgeois

Telephone No.: (202) 261-3451

Email: Julien.bourgeois@dechert.com

If to the Acquiring Fund Trust:

New Age Alpha Funds Trust

555 Theodore Fremd Ave.

Suite A-101

Rye, New York 10580

Attention: Armen Arus, CEO

Telephone No.: (212) 922-2690

Email: aarus@newagealpha.com

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With a copy (which shall not constitute notice) to:

FinTech Law, LLC

6224 Turpin Hills Dr.

Cincinnati, OH 45244

Attn.: Bo James Howell

Telephone No.: (513) 991-8472

Email: bo.howell@fintechlegal.io

If to the Acquired Fund Adviser:

Guggenheim Partners Investment Management, LLC

100 Wilshire Boulevard

5th Floor

Santa Monica, California 90401

Attention: Amy Lee

Telephone No.: (785) 865-7268

Email: Amy.Lee@guggenheimpartners.com

With copies to (which shall not constitute notice) to:

Brian Binder

Email: Brian.Binder@guggenheimpartners.com

Guggenheim Legal

Email: GILegal@guggenheimpartners.com

If to the Acquiring Fund Adviser:

New Age Alpha Advisors, LLC

555 Theodore Fremd Ave.

Suite A-101

Rye, New York 10580

Attention: Michael Semack, General Counsel

Telephone No.: (212) 922-2682

Email: msemack@newagealpha.com

ARTICLE XI

MISCELLANEOUS

11.1.   Entire Agreement. The Acquiring Fund Trust and the Acquired Fund Trust agree that they have not made any representation, warranty or covenant, on behalf of either the Acquiring Fund or the Acquired Fund, respectively, not set forth herein, and that this Agreement constitutes the entire agreement between the parties.

11.2.   Survival. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of the Acquired Fund and Acquiring Fund in paragraphs 7.1 and 7.2 shall survive the Closing.

11.3.   Headings. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

11.4.   Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

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11.5.   Assignment. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

11.6.   Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all taken together shall constitute one agreement.

[Remainder of page intentionally blank]

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the first date written above.

Guggenheim Funds Trust on behalf of its series, Guggenheim Risk Managed Real Estate Fund

By:	/s/ Brian E. Binder

Name: Brian E. Binder
Title: President and Chief Executive Officer

New Age Alpha Funds Trust on behalf of its series, NAA Risk Managed Real Estate Fund

By:	/s/ Keith Kemp

Name: Keith Kemp
Title: President

Solely for purposes of paragraph 8.2 Guggenheim Partners Investment Management, LLC

By:	/s/ Amy J. Lee

Name: Amy J. Lee
Title: Authorized Signatory

Solely for purposes of paragraphs 5.13 and 8.2 New Age Alpha Advisors, LLC

By:	/s/ Armen Arus

Name: Armen Arus
Title: Manager

[Agreement and Plan of Reorganization Signature Page]

Execution Version

AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (“Agreement”) is made as of October 25, 2024, by and between Guggenheim Funds Trust (the “Acquired Fund Trust”), a Delaware statutory trust, on behalf of its series, Guggenheim SMid Cap Value Fund (the “Acquired Fund”), and New Age Alpha Funds Trust (the “Acquiring Fund Trust”), a Delaware statutory trust, on behalf of its series, NAA SMid Cap Value Fund (the “Acquiring Fund” and, together with the Acquired Fund, the “Funds”). New Age Alpha Advisors, LLC (the “Acquiring Fund Adviser”), a Delaware limited liability company, joins this Agreement solely for purposes of paragraphs 5.13 and 8.2; and Security Investors, LLC (the “Acquired Fund Adviser”), a Kansas limited liability company, joins this Agreement solely for purposes of paragraph 8.2.

WHEREAS, this Agreement is intended to be and is adopted as a “plan of reorganization” within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”); and

WHEREAS, the reorganization will consist of the transfer of the Assets (as defined in paragraph 1.2) to the Acquiring Fund in exchange solely for, as applicable, Class A, Class C, Institutional Class and Class P shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of the Liabilities (as defined in paragraph 1.3), and the distribution, upon the Closing Date (as defined in paragraph 3.1), of the Acquiring Fund Shares to the shareholders of the corresponding class of the Acquired Fund in complete liquidation of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”);

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

THE REORGANIZATION

1.1.     The Reorganization. Subject to the requisite approval of the Acquired Fund’s shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, at the Effective Time (as defined in paragraph 2.4), the Acquired Fund Trust shall, on behalf of the Acquired Fund, assign, deliver and otherwise transfer the Assets (as defined in paragraph 1.2) to the Acquiring Fund Trust, on behalf of the Acquiring Fund. In consideration of the foregoing, at the Effective Time, the Acquiring Fund Trust shall, on behalf of the Acquiring Fund, deliver to the Acquired Fund Trust, on behalf of the Acquired Fund, full and fractional Acquiring Fund Shares, and the Acquiring Fund Trust shall assume the Liabilities (as defined in paragraph 1.3) on behalf of the Acquiring Fund. The number of Acquiring Fund Shares to be delivered to the Acquired Fund Trust on behalf of the Acquired Fund shall be determined as set forth in paragraph 2.3.

1.2.     Assets of the Acquired Fund. The assets of the Acquired Fund to be transferred to the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, cash equivalents, securities, receivables (including securities, interests and dividends receivable), commodities and futures interests, rights to register shares under applicable securities laws, all rights of the Acquired Fund, any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund at the Effective Time, books and records (or copies thereof consistent with Rule 31a-3 under the Investment Company Act of 1940, as amended (the “1940 Act”)), any deferred tax benefit and any other property owned by the Acquired Fund at the Effective Time (collectively, the “Assets”). Notwithstanding the foregoing, copies of the applicable books and records may be retained as required by applicable law or as necessary for the Acquired Fund to prepare and file tax returns pursuant to paragraphs 5.11 and 5.12 of this Agreement.

1.3.     Liabilities of the Acquired Fund. The Acquired Fund will use commercially reasonable efforts to discharge its known liabilities and obligations prior to the Effective Time, other than liabilities and obligations necessary or appropriate for the Acquired Fund’s normal investment operations. The Acquiring Fund shall assume all liabilities, obligations, and debts of the Acquired Fund, whether known or unknown, absolute or contingent, accrued or unaccrued, existing at the Effective Time, and whether or not specifically referred to in this Agreement (collectively, the “Liabilities”). At and after the Effective Time, the Liabilities shall become and be the liabilities of the Acquiring Fund and may be enforced only against the Acquiring Fund.

1.4.     Distribution of Acquiring Fund Shares. At the Closing (as defined in paragraph 3.1) (or as soon thereafter as is reasonably practicable), the Acquired Fund Trust, on behalf of the Acquired Fund, will distribute the Acquiring Fund Shares received from the Acquiring Fund Trust pursuant to paragraph 1.1 pro rata by class, if any, to the record holders of the shares of the Acquired Fund determined as of the Effective Time (the “Acquired Fund Shareholders”) in complete liquidation of the Acquired Fund. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares of the corresponding class, as applicable, then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. Immediately following such distribution, all issued and outstanding Acquired Fund Shares will simultaneously be redeemed and canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such transfers.

1.5.     Transfer Taxes. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund’s shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred and any request for such transfer shall be accompanied by proper documentation.

1.6.     Recorded Ownership of Acquiring Fund Shares. Ownership of Acquiring Fund Shares by the Acquired Fund Shareholders will be shown on the books of the Acquiring Fund’s transfer agent at the Closing (or as soon thereafter as is reasonably practicable).

1.7.     Filing Responsibilities of Acquired Fund. Except as otherwise expressly provided herein or agreed to in writing by the parties prior to the Closing Date, any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (“Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date. Thereafter, any such reporting responsibility shall be the responsibility of the Acquiring Fund.

1.8.     Termination of Acquired Fund. The Acquired Fund will be dissolved, have its affairs wound up and be terminated as a series of the Acquired Fund Trust in accordance with Delaware law as soon as practicable following the Closing and the making of the distributions pursuant to paragraph 1.4.

ARTICLE II

VALUATION

2.1.     Net Asset Value of the Acquired Fund. In connection with the Reorganization, the net asset value of the outstanding shares of beneficial interest of the Acquired Fund (the “Acquired Fund Shares”) shall be the net asset value computed as of the Effective Time, after the declaration and payment of any dividends and/or other distributions on that day, using the valuation procedures adopted by the Board of Trustees of the Acquired Fund Trust (the “Acquired Fund Trust Board”), as described in the then-current prospectus and statement of additional information of the Acquired Fund.

2.2.     Net Asset Value of the Acquiring Fund. In connection with the Reorganization, the net asset value of the Acquiring Fund Shares shall be the same as the net asset value of the Acquired Fund Shares as computed in accordance with paragraph 2.1.

2.3.     Calculation of Number of Acquiring Fund Shares. The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in connection with the Reorganization shall be equal to the number of full and fractional Acquired Fund Shares owned by Acquired Fund Shareholders at the Effective Time or shall be determined by dividing the net asset value of the Acquired Fund Shares, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of the Acquiring Fund Shares, determined in accordance with paragraph 2.2.

2.4.     Effective Time. The Effective Time shall be the time at which the Funds calculate their net asset values as set forth in their respective prospectuses (generally the close of normal trading on the New York Stock Exchange (“NYSE”)) on the Closing Date or such other date and time as may be mutually agreed upon in writing by the parties hereto (the “Effective Time”).

 2

ARTICLE III

CLOSING

3.1.     Closing. The Reorganization, together with related acts necessary to consummate the same (“Closing”), shall occur on such date as to which the parties may agree (the “Closing Date”) and shall occur by email or other communication or at such place as to which the parties may agree, subject to the satisfaction or waiver (to the extent permitted by applicable law) of the conditions precedent to the Closing set forth in Article 6 of this Agreement (other than those conditions that by their terms are to be satisfied by actions taken at the Closing, but subject to the satisfaction or, to the extent permitted, waiver of those conditions at the Closing). All acts taking place at the Closing shall be deemed to take place simultaneously as of the Effective Time.

3.2.     Transfer and Delivery of Assets. The Acquired Fund Trust shall direct The Bank of New York Mellon (“BNYM”), as custodian for the Acquired Fund, to deliver to the Acquiring Fund Trust at the Closing a certificate or representation of an authorized officer of BNYM stating that the Assets were delivered in proper form to the Acquiring Fund at the Effective Time. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument, if any, shall be presented by BNYM, as custodian for the Acquired Fund, to those persons at Brown Brothers Harriman & Co (“BBH”), as custodian for the Acquiring Fund, who have primary responsibility for the safekeeping of the assets of the Acquiring Fund. BNYM shall deliver to those persons at BBH who have primary responsibility for the safekeeping of the assets of the Acquiring Fund as of the Effective Time by book entry, in accordance with the customary practices of BNYM and of each “Securities Depository,” as defined in Rule 17f-4 under the 1940 Act, or other custodian as authorized under the 1940 Act, in which the Assets are deposited, the Assets deposited with such depositories or other custodian. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds or such other appropriate means on the Closing Date.

3.3.     Share Records. The Acquired Fund Trust shall direct MUFG Investor Services (“MUFG”), in its capacity as transfer agent for the Acquired Fund, to deliver to the Acquiring Fund Trust at the Closing a certificate or other documentation of an authorized officer of MUFG stating that its records contain the names and addresses of the Acquired Fund Shareholders and the class, number and percentage ownership of outstanding Acquired Fund Shares owned by each such Acquired Fund Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver to the Secretary of the Acquired Fund prior to the Effective Time a confirmation evidencing that the appropriate number of Acquiring Fund Shares will be credited to the Acquired Fund at the Effective Time, or provide other evidence reasonably satisfactory to the Acquired Fund as of the Effective Time that such Acquiring Fund Shares have been credited to the Acquired Fund’s accounts on the books of the Acquiring Fund.

3.4.     Postponement of Effective Time. In the event that, at the Effective Time, (a) the NYSE or another primary trading market for portfolio securities of the Acquired Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the investment adviser of the Acquired Fund or the investment adviser of the Acquiring Fund, accurate appraisal of the value of the net assets of the Acquired Fund is impracticable, the Effective Time shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.5.     Failure to Deliver Assets. If the Acquired Fund is unable to make delivery pursuant to paragraph 3.2 to the custodian for the Acquiring Fund of any of the Assets for the reason that any of such Assets have not yet been delivered to it by the Acquired Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, the Acquired Fund shall deliver, with respect to said Assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or its custodian, including brokers’ confirmation slips, and shall use its reasonable best efforts to deliver any such Assets to the custodian as soon as reasonably practicable.

 3

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1.     Representations and Warranties of the Acquired Fund Trust. Except as has been fully disclosed to the Acquiring Fund in a written instrument executed by an officer of the Acquired Fund Trust, the Acquired Fund Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund Trust, on behalf of the Acquiring Fund, as follows:

(a)     The Acquired Fund is a duly established series of the Acquired Fund Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware with power under the Acquired Fund Trust’s Amended and Restated Declaration of Trust and Amended and Restated By-Laws, each as may have been amended from time to time, to own all of its properties and assets and to carry on its business as it is presently conducted.

(b)     The Acquired Fund Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and the registration of the Acquired Fund Shares under the Securities Act of 1933, as amended (the “1933 Act”), is in full force and effect.

(c)     No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund Trust, on behalf of the Acquired Fund, of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, and such as may be required under state securities laws and the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

(d)     The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not materially misleading.

(e)     Except as otherwise disclosed to and accepted by or on behalf of the Acquiring Fund, at the Effective Time, the Acquired Fund Trust, on behalf of the Acquired Fund, will have good and marketable title to the Assets and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder, and upon delivery and payment for such Assets, the Acquiring Fund Trust, on behalf of the Acquiring Fund, will acquire good and marketable title thereto; provided, however, that certain Assets may be pledged against the Acquired Fund’s investment contracts, including options, futures, forward contracts and other similar instruments or transactions, in accordance with the terms of such contracts.

(f)     Except as otherwise disclosed to and accepted by or on behalf of the Acquiring Fund, the Acquired Fund Trust, on behalf of the Acquired Fund, is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in a material violation of Delaware law or of its Amended and Restated Declaration of Trust and Amended and Restated By-Laws, each as may have been amended from time to time.

(g)     Except as otherwise disclosed to and accepted by the Acquiring Fund in writing, all material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts, including options, futures, forward contracts and other similar instruments or transactions) will terminate without liability to the Acquired Fund on or prior to the Effective Time.

(h)     Except as otherwise disclosed to and accepted by the Acquiring Fund in writing, no litigation or administrative proceeding or investigation of or before any court or governmental body is known to be presently pending or, to the Acquired Fund Trust’s knowledge, threatened against the Acquired Fund or any of its properties or assets that, if adversely determined, would reasonably be expected to materially and adversely affect the Acquired Fund’s financial condition or the conduct of its business. The Acquired Fund Trust, on behalf of the Acquired Fund, knows of no facts which are reasonably likely to form the basis for the institution of such proceedings. The Acquired Fund Trust, on behalf of the Acquired Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquired Fund’s business or its ability to consummate the transactions herein contemplated.

 4

(i)      The financial statements of the Acquired Fund for its most recently completed fiscal year prior to the date of this Agreement have been audited by Ernst & Young LLP, independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date and for such period in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein.

(j)      Since the last day of the Acquired Fund’s most recently completed fiscal year prior to the date of this Agreement, there has not been any known material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by it of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted by or on behalf of the Acquiring Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of its liabilities, distributions of net investment income and net realized capital gains, or the redemption of its shares by shareholders of the Acquired Fund shall not constitute a material adverse change either individually or in the aggregate.

(k)     For each taxable year of the Acquired Fund’s operations and for the portion through the Closing Date of the taxable year of the Acquired Fund that includes the Closing Date, the Acquired Fund met (or will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification as a regulated investment company, was (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed as of the Closing Date substantially all of its investment company taxable income and net tax-exempt income (computed without regard to the dividends-paid deduction) and net capital gain (as defined in the Code) required to be distributed by the Closing Date.

(l)      At the Effective Time, all material federal, state, local and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all material federal, state, local and other taxes shown as due on said returns, forms and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the knowledge of the Acquired Fund, no such return is currently under audit and no material assessment has been asserted in writing with respect to such returns, which assessment has not been resolved.

(m)    All Acquired Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund Trust and have been offered and sold in compliance with applicable registration requirements of the 1933 Act and state securities laws of each state in which they have been offered and sold. All Acquired Fund Shares will, at the Effective Time, be held by the persons and in the amounts set forth in the records of MUFG, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares, nor is there outstanding any security convertible into any Acquired Fund Shares.

(n)     The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of the Acquired Fund Trust Board, on behalf of the Acquired Fund, and, subject to the approval of the shareholders of the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o)     The information to be furnished by the Acquired Fund for use in registration statements, proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including the Commission and the Financial Industry Regulatory Authority, Inc. (“FINRA”)) that may be necessary in connection with the transactions contemplated hereby, is or will be accurate and complete in all material respects and is or will comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

 5

(p)     The N-14 Registration Statement (as defined in paragraph 5.6), insofar as it relates to information provided by the Acquired Fund for use therein, from the date of the N-14 Registration Statement through the date of the meeting of the shareholders of the Acquired Fund contemplated therein and at the Effective Time (i) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading and (ii) complies in all material respects with the provisions of the 1933 Act, if applicable, the 1934 Act, and the 1940 Act and the rules and regulations thereunder; provided, however, that the representations and warranties of this subparagraph (p) shall not apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund Trust, the Acquiring Fund or the Acquiring Fund Adviser for use therein.

4.2.     Representations and Warranties of the Acquiring Fund Trust. Except as has been fully disclosed to the Acquired Fund in a written instrument executed by an officer of the Acquiring Fund Trust, the Acquiring Fund Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund Trust, on behalf of the Acquired Fund, as follows:

(a)     The Acquiring Fund is a duly established series of the Acquiring Fund Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware with power under the Acquiring Fund Trust’s Declaration of Trust and By-Laws, each as may have been amended from time to time, to own all of its properties and assets and to carry on its business as described in the N-14 Registration Statement.

(b)     The Acquiring Fund Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and the registration of the Acquiring Fund Shares under the 1933 Act is in full force and effect or is anticipated to be in full force and effect on the Closing Date.

(c)     No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund Trust, on behalf of the Acquiring Fund, of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws and the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

(d)     At or prior to the Effective Time, the Acquiring Fund Trust shall have on file with the Commission an effective registration statement for the Acquiring Fund.

(e)     The prospectus and statement of additional information of the Acquiring Fund as of the Effective Date conform or will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(f)     Except as otherwise disclosed to and accepted by or on behalf of the Acquired Fund, at the Effective Time, the Acquiring Fund Trust, on behalf of the Acquiring Fund, will have good and marketable title to the Acquiring Fund’s assets (if any), free of any liens or other encumbrances.

(g)     Except as otherwise disclosed to and accepted by or on behalf of the Acquired Fund, the Acquiring Fund Trust, on behalf of the Acquiring Fund, is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of Delaware law or of its Declaration of Trust and By-Laws, each as may have been amended from time to time, or a material breach of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund Trust, on behalf of the Acquiring Fund, is a party or by which it is bound or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund Trust, on behalf of the Acquiring Fund, is a party or by which it is bound.

 6

(h)     Except as otherwise disclosed to and accepted by the Acquired Fund in writing, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquiring Fund Trust’s knowledge, threatened against the Acquiring Fund Trust or any of its properties or assets that, if adversely determined, would reasonably be expected to materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business. The Acquiring Fund Trust, on behalf of the Acquiring Fund, knows of no facts which are reasonably likely to form the basis for the institution of such proceedings. The Acquiring Fund Trust, on behalf of the Acquiring Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions herein contemplated.

(i)      At the Effective Time, the Acquiring Fund will have no assets (other than possibly a de minimis amount of assets to facilitate the transactions described in this Agreement) and no liabilities of any kind. The Acquiring Fund will not commence operations until after the Effective Time.

(j)      The Acquiring Fund was established as a new series of the Acquiring Fund Trust for the purpose of effecting the transactions described in this Agreement and, prior to the Closing Date, will have carried on no business activity (apart from holding the initial investment of the initial shareholder), will not have prepared books of account and related records or financial statements or issued any shares except for a de minimis amount of shares issued in a private placement to the initial shareholder of the Acquiring Fund and will not have had any tax attributes (including those specified in Section 381(c) of the Code). Immediately following the liquidation of the Acquired Fund as contemplated herein, 100% of the issued and outstanding shares of beneficial interest of the Acquiring Fund will be held by the former holders of Acquired Fund Shares. The Acquiring Fund will take all steps necessary after the Closing Date to qualify for taxation as a “regulated investment company” under Sections 851 and 852 of the Code. Immediately before the Effective Time, no federal, state or other tax returns of the Acquiring Fund will have been required by law to be filed and no federal, state or other taxes will be due by the Acquiring Fund; the Acquiring Fund will not have been required to pay any assessments; and the Acquiring Fund will not have any tax liabilities. Consequently, immediately before the Effective Time, the Acquiring Fund will not have any tax deficiency or liability asserted against it or question with respect thereto raised, and the Acquiring Fund will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid. The authorized capital of the Acquiring Fund Trust consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the Board of Trustees of the Acquiring Fund Trust (the “Acquiring Fund Trust Board”) may authorize from time to time. As of the date of this Agreement, the Acquiring Fund has no outstanding shares of any class. As of the Closing Date, the authorized and offered shares of beneficial interest of the Acquiring Fund will include Class A shares, Class C shares, Institutional Class shares and Class P shares, each having the characteristics described in the Acquiring Fund’s prospectus. No options, warrants, or other rights to subscribe for or purchase, or securities convertible into, any Acquiring Fund Shares are outstanding.

(k)      The execution, delivery and performance of this Agreement by the Acquiring Fund Trust will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of the Acquiring Fund Trust Board, on behalf of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(l)      The Acquiring Fund’s authorized capitalization will be as set forth in its prospectus and statement of additional information at the Effective Time and the Acquiring Fund Shares shall conform in all material respects to the description thereof contained in such prospectus and statement of additional information. The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Effective Time have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, will be fully paid and non-assessable by the Acquiring Fund Trust, and will have been issued in every jurisdiction in compliance in all material respects with applicable registration requirements and applicable securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any of the Acquiring Fund’s shares.

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(m)     The information to be furnished by the Acquiring Fund for use in registration statements, proxy materials, and other documents filed or to be filed with any federal, state or local regulatory authority (including the Commission and FINRA) that may be necessary in connection with the transactions contemplated hereby, is or will be accurate and complete in all material respects and is or will comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

(n)     The N-14 Registration Statement, insofar as it relates to information provided by the Acquiring Fund and the Acquiring Fund Shares for use therein, from the date of the N-14 Registration Statement through the date of the meeting of the shareholders of the Acquired Fund contemplated therein and at the Effective Time (i) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading and (ii) complies in all material respects with the provisions of the 1933 Act, if applicable, the 1934 Act, and the 1940 Act and the rules and regulations thereunder; provided, however, that the representations and warranties of this subparagraph (n) shall not apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund Trust, the Acquired Fund or the Acquired Fund Adviser for use therein.

(o)     The Acquiring Fund’s investment advisory agreement with the Acquiring Fund Adviser complies with Section 15 of the 1940 Act and has been properly approved pursuant to Sections 15(a) and 15(c) of the 1940 Act.

ARTICLE V

COVENANTS AND AGREEMENTS

5.1.     Conduct of Business. The Acquired Fund will operate its business in the ordinary course consistent with past practice between the date hereof and the Effective Time, it being understood that such ordinary course of business with respect to the Acquired Fund will include the declaration and payment of customary dividends and distributions and any other distribution that may be advisable. The Acquiring Fund shall not publicly issue any shares or other securities, or conduct any business or activity prior to the Closing except for such activity as is required to consummate the transactions contemplated by this Agreement.

5.2.     Meeting of Shareholders. The Acquired Fund Trust will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3.     No Distribution of Acquiring Fund Shares. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.4.     Information. The Acquired Fund Trust, on behalf of the Acquired Fund, will assist the Acquiring Fund Trust in obtaining such information as the Acquiring Fund Trust reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.5.     Other Necessary Action. Subject to the provisions of this Agreement, the Acquiring Fund Trust, on behalf of the Acquiring Fund, and the Acquired Fund Trust, on behalf of the Acquired Fund, will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing.

5.6.     N-14 Registration Statement. The parties shall cooperate in preparing, and the Acquiring Fund Trust shall file with the Commission, a registration statement on Form N-14 (the “N-14 Registration Statement”) in compliance with the 1933 Act, the 1934 Act, and the 1940 Act, as applicable, in connection with the meeting of the shareholders of the Acquired Fund to consider approval of this Agreement and the transactions contemplated herein.

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5.7.     Liquidating Distribution. At the Closing (or as soon as is reasonably practicable after the Closing), the Acquired Fund will make a liquidating distribution to Acquired Fund Shareholders consisting of the Acquiring Fund Shares received at the Closing, as set forth in paragraph 1.4.

5.8.     Best Efforts. The Acquiring Fund Trust, on behalf of the Acquiring Fund, and the Acquired Fund Trust, on behalf of the Acquired Fund, shall each use their reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent set forth in Article VI to effect the transactions contemplated by this Agreement as promptly as practicable.

5.9.     Other Instruments. The Acquired Fund Trust, on behalf of the Acquired Fund, and the Acquiring Fund Trust, on behalf of the Acquiring Fund, each covenants that it will, from time to time, as and when reasonably requested by the other party, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the other party may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Fund Trust’s, on behalf of the Acquired Fund, title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Fund Trust’s, on behalf of the Acquiring Fund, title to and possession of the Assets and assumption of the Liabilities.

5.10.   Regulatory Approvals. The Acquiring Fund Trust, on behalf of the Acquiring Fund, will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws and the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, as may be necessary in order to continue its operations after the Effective Time.

5.11.    Reorganization. The Acquired Fund and the Acquiring Fund agree to treat the Reorganization as a “reorganization” under Section 368(a)(1) of the Code and will file all tax returns consistent with such treatment. Neither the Acquired Fund nor the Acquiring Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or that results in the failure of the transaction to qualify as a reorganization under Section 368(a)(1) of the Code, except as otherwise required pursuant to a “determination” as such term is defined in Section 1313 of the Code.

5.12.    Tax Filings. The Acquired Fund shall prepare, or cause its agents to prepare, any federal, state or local tax returns required to be filed for taxable years ending prior to the Closing Date and further shall provide to the Acquiring Fund such tax returns in a timely manner, and the Acquired Fund and the Acquiring Fund shall cooperate in filing such tax returns with the appropriate taxing authorities. The Acquiring Fund shall prepare, or cause its agents to prepare, any federal, state or local tax returns required to be filed by the Acquiring Fund for taxable years ending after the Closing Date and further shall cause such tax returns to be duly filed with the appropriate taxing authorities.

5.13.    Compliance with Section 15(f) of the 1940 Act. (a) The Acquiring Fund Trust agrees that for a period of three years after the Closing Date, the Acquiring Fund Trust will maintain the composition of the Acquiring Fund Trust Board so that at least 75% of the members of the Acquiring Fund Trust Board (or any successor) are not “interested persons” (as defined in the 1940 Act) of the Acquiring Fund Adviser or the Acquired Fund Adviser; and (b) the Acquiring Fund Adviser agrees that for a period of two years after the Closing Date, neither the Acquiring Fund Adviser nor any of its affiliates (or any entity which will act as investment adviser to the Acquiring Fund (or any successor)) has or shall have any express or implied understanding, arrangement or intention to impose an “unfair burden” (pursuant to Section 15(f) of the 1940 Act) on the Acquiring Fund (or any successor) as a result of the transactions contemplated hereby.

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ARTICLE VI

CONDITIONS PRECEDENT

6.1.     Conditions Precedent to Obligations of Acquired Fund. The obligations of the Acquired Fund Trust, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the Acquired Fund Trust’s election, to the following conditions:

(a)     All representations and warranties of the Acquiring Fund Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

(b)     The post-effective amendment to the registration statement of the Acquiring Fund on Form N-1A relating to the Acquiring Fund Shares shall have become effective and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the Acquiring Fund, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act or 1940 Act.

(c)     The Acquiring Fund Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied in all material respects with the provisions required by this Agreement to be performed or complied with by the Acquiring Fund Trust, on behalf of the Acquiring Fund, on or before the Effective Time.

(d)     The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

6.2.     Conditions Precedent to Obligations of Acquiring Fund. The obligations of the Acquiring Fund Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the Acquiring Fund Trust’s election, to the following conditions:

(a)     All representations and warranties of the Acquired Fund Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

(b)     The Acquired Fund Trust shall have delivered to the Acquiring Fund information about known assets and liabilities, as of the Effective Time, certified by the Treasurer of the Acquired Fund Trust.

(c)     The Acquired Fund Trust, on behalf of the Acquired Fund, shall have performed all of the covenants and complied in all material respects with the provisions required by this Agreement to be performed or complied with by the Acquired Fund Trust, on behalf of the Acquired Fund, on or before the Effective Time.

(d)     The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

(e)     On or prior to the Closing Date, the Acquired Fund will, if applicable, declare one or more dividends or distributions which, together with all previous such dividends or distributions attributable to its current taxable year, shall have the effect of distributing to the shareholders of the Acquired Fund substantially all of the Acquired Fund’s investment company taxable income and all of its net realized capital gain, if any, as of the Closing Date.

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6.3.     Other Conditions Precedent. If any of the conditions set forth in this paragraph 6.3 have not been satisfied on or before the Effective Time, the Acquired Fund Trust, on behalf of the Acquired Fund, or the Acquiring Fund Trust, on behalf of the Acquiring Fund, shall, at its option, not be required to complete the transactions contemplated by this Agreement.

(a)     This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding Acquired Fund Shares in accordance with the provisions of the Acquired Fund Trust’s Amended and Restated Declaration of Trust and Amended and Restated By-Laws, each as may have been further amended from time to time, applicable Delaware law and the 1940 Act and the regulations thereunder, and copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, the conditions set forth in this paragraph 6.3(a) may not be waived.

(b)     Each of the conditions to the Closing set forth in Article 5 of the Transaction Agreement by and among the Acquiring Fund Adviser, the Acquired Fund Adviser, and certain of their affiliates (the “Transaction Agreement”) have been satisfied or waived by the relevant party and the transactions contemplated by the Transaction Agreement will close concurrently with the Closing.

(c)     At the Effective Time, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the Reorganization contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be pending or, to the knowledge of the Acquired Fund Trust or the Acquiring Fund Trust, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

(d)     All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquired Fund Trust and the Acquiring Fund Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

(e)     The N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

(f)     The Acquired Fund Trust and the Acquiring Fund Trust shall have received an opinion of Dechert LLP as to federal income tax matters substantially to the effect that, based on the facts, representations, assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

(1)     The transfer by the Acquired Fund of all of its Assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the Liabilities of the Acquired Fund, followed by the distribution of such shares to the Acquired Fund Shareholders in complete liquidation of the Acquired Fund, will constitute a reorganization under Section 368(a)(1) of the Code and the Acquired Fund and the Acquiring Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code.

(2)     No gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund’s Assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Acquired Fund’s Liabilities, or upon the distribution (whether actual or constructive) by the Acquired Fund of such Acquiring Fund Shares to the Acquired Fund Shareholders in liquidation, except that the Acquired Fund may be required to recognize gain or loss with respect to: (A) contracts described in Section 1256(b) of the Code; (B) stock in a passive foreign investment company, as defined in Section 1297(a) of the Code; or (C) any other gain or loss required to be recognized upon the termination of a position, or upon the transfer of such asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code.

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(3)     No gain or loss will be recognized by the Acquiring Fund upon the receipt of the Acquired Fund’s Assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Acquired Fund’s Liabilities.

(4)     No gain or loss will be recognized by the Acquired Fund Shareholders upon the distribution to them by the Acquired Fund of the Acquiring Fund Shares solely in exchange for their Acquired Fund Shares as part of the Reorganization.

(5)     The basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder in the Reorganization will be the same as the basis of the shareholder’s Acquired Fund Shares exchanged therefor.

(6)     The basis of the Acquired Fund’s Assets received by the Acquiring Fund in the Reorganization will be the same as the basis of the Acquired Fund’s Assets in the hands of the Acquired Fund immediately prior to the transfer, adjusted for any gain or loss required to be recognized in paragraph (2) above.

(7)     The holding period for the Acquiring Fund Shares received by each Acquired Fund Shareholder in the Reorganization will include the period for which the shareholder held the Acquired Fund Shares exchanged therefor, provided that the shareholder held such Acquired Fund Shares as a capital asset at the time of the exchange.

(8)     The holding period of the Acquired Fund’s Assets in the hands of the Acquiring Fund will include the period for which the Acquired Fund’s Assets were held by the Acquired Fund (except where investment assets of the Acquiring Fund have the effect of reducing or eliminating a holding period with respect to an Asset and except for any asset with respect to which gain or loss is required to be recognized as described in paragraph (2) above).

(9)     The Acquiring Fund will succeed to and take into account those tax attributes of the Acquired Fund that are described in Section 381(c) of the Code, subject to the conditions and limitations specified in the Code, the regulations thereunder, and existing court decisions and published interpretations of the Code and regulations.

The delivery of such opinion is conditioned upon receipt by Dechert LLP of representations requested of the Acquired Fund Trust and the Acquiring Fund Trust on behalf of the Acquired Fund and the Acquiring Fund, respectively. Notwithstanding anything herein to the contrary, neither party may waive the condition set forth in this paragraph 6.3(f).

(g)     BNYM shall have delivered such certificates or other documents as set forth in paragraph 3.2.

(h)     MUFG shall have delivered such certificate as set forth in paragraph 3.3.

(i)      The Acquiring Fund Trust, on behalf of the Acquiring Fund, shall have issued and delivered to the Secretary of the Acquired Fund Trust, on behalf of the Acquired Fund, the confirmation as set forth in paragraph 3.3.

(j)      Each party shall have delivered to the other such bills of sale, checks, assignments, receipts or other documents as reasonably requested by such other party or its counsel.

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ARTICLE VII

INDEMNIFICATION AND LIABILITIES

7.1.     Indemnification by the Acquiring Fund Trust. The Acquiring Fund Trust, solely out of the Acquiring Fund’s assets and property (including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the Acquired Fund Trust, the Acquired Fund and the members of the Acquired Fund Trust Board and their respective officers, employees, investment adviser and agents (the “Acquired Fund Trust Indemnified Parties”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) collectively, “Loss”) to which, any Acquired Fund Trust Indemnified Party may become subject, insofar as such Loss arises out of or is based on any breach by the Acquiring Fund Trust or the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement, provided that this indemnification shall not apply to the extent such Loss shall be due to any grossly negligent, intentional or fraudulent act, omission or error of the Acquired Fund or the Acquired Fund Trust Indemnified Parties.

7.2.     Indemnification by the Acquired Fund Trust. The Acquired Fund Trust, solely out of the Acquired Fund’s assets and property (including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies), agrees to indemnify and hold harmless the Acquiring Fund Trust, the Acquiring Fund and the members of the Acquiring Fund Trust Board and their respective officers, employees, investment adviser and agents (the “Acquiring Fund Trust Indemnified Parties”) from and against any and all Loss to which any Acquiring Fund Trust Indemnified Party may become subject, insofar as such Loss arises out of or is based on any breach by the Acquired Fund Trust or the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement, provided that this indemnification shall not apply to the extent such Loss shall be due to any grossly negligent, intentional or fraudulent act, omission or error of the Acquiring Fund or the Acquiring Fund Trust Indemnified Parties.

7.3.     Liability of the Acquired Fund Trust. The Acquiring Fund Trust understands and agrees that its obligations on behalf of the Acquired Fund under this Agreement shall not be binding upon any trustee, shareholder, nominee, officer, agent or employee of the Acquired Fund Trust personally, but shall bind only the Acquired Fund’s property. Moreover, no series of the Acquired Fund Trust other than the Acquired Fund shall be responsible for the obligations of the Acquired Fund Trust hereunder, and all persons shall look only to the assets of the Acquired Fund to satisfy the obligations of the Acquired Fund hereunder. This Agreement has been signed and delivered on behalf of the Acquired Fund Trust, on behalf of the Acquired Fund, by an authorized officer of the Acquired Fund Trust, and such execution and delivery by such officer shall not be deemed to have been made by such officer individually or to impose any liability on such officer, the trustees or the shareholders personally, but shall bind only the Acquired Fund.

7.4.     Liability of the Acquiring Fund Trust. The Acquired Fund Trust understands and agrees that its obligations on behalf of the Acquiring Fund under this Agreement shall not be binding upon any trustee, shareholder, nominee, officer, agent or employee of the Acquiring Fund Trust personally, but shall bind only the Acquiring Fund’s property. Moreover, no series of the Acquiring Fund Trust other than the Acquiring Fund shall be responsible for the obligations of the Acquiring Fund Trust hereunder, and all persons shall look only to the assets of the Acquiring Fund to satisfy the obligations of the Acquiring Fund hereunder. This Agreement has been signed and delivered on behalf of the Acquiring Fund Trust, on behalf of the Acquiring Fund, by an authorized officer of the Acquiring Fund Trust, and such execution and delivery by such officer shall not be deemed to have been made by such officer individually or to impose any liability on such officer, the trustees or the shareholders personally, but shall bind only the Acquiring Fund.

ARTICLE VIII

BROKERAGE FEES AND EXPENSES

8.1.     No Broker or Finder Fees. The Acquired Fund Trust and the Acquiring Fund Trust, on behalf of the Acquired Fund and the Acquiring Fund, respectively, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

8.2.     Expenses of Reorganization. The expenses relating to the Reorganization, other than transaction costs (including brokerage commissions, transaction charges and related fees) associated with any sales and purchases made in connection with the Reorganization, will be borne by the Acquiring Fund Adviser and its affiliates and the Acquired Fund Adviser and its affiliates and will not be paid by the Funds, whether or not the Reorganization is consummated. The expenses relating to the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, if any, organization of the Acquiring Fund, preparing, printing and distributing the N-14 Registration Statement, proxy solicitation, expenses of holding shareholders’ meetings, and legal fees, accounting fees and securities registration fees.

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ARTICLE IX

AMENDMENTS AND TERMINATION

9.1.     Amendments. This Agreement may be amended, modified or supplemented in writing signed by the parties hereto to be bound by such amendment; provided, however, that following the approval of this Agreement by the shareholders of the Acquired Fund, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

9.2.     Termination. This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Acquired Fund Trust Board or the Acquiring Fund Trust Board, on behalf of the Acquired Fund or the Acquiring Fund, respectively, at any time prior to the Effective Time, if circumstances should develop that, in the opinion of such Board of Trustees, make proceeding with this Agreement inadvisable.

ARTICLE X

NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by electronic delivery (i.e., e-mail), personal service or prepaid or certified mail addressed as follows:

If to the Acquired Fund Trust:

Guggenheim Funds Trust

702 King Farm Boulevard

Suite 200

Rockville, MD 20850

Attn.: Brian E. Binder, President and Chief Executive Officer

Telephone: (312) 357-0489

Email: Brian.Binder@guggenheimpartners.com

With a copy (which shall not constitute notice) to:

Dechert LLP

1900 K Street, NW

Washington, DC 20006

Attn.: Julien Bourgeois

Telephone No.: (202) 261-3451

Email: Julien.bourgeois@dechert.com

If to the Acquiring Fund Trust:

New Age Alpha Funds Trust

555 Theodore Fremd Ave.

Suite A-101

Rye, New York 10580

Attention: Armen Arus, CEO

Telephone No.: (212) 922-2690

Email: aarus@newagealpha.com

 14

With a copy (which shall not constitute notice) to:

FinTech Law, LLC

6224 Turpin Hills Dr.

Cincinnati, OH 45244

Attn.: Bo James Howell

Telephone No.: (513) 991-8472

Email: bo.howell@fintechlegal.io

If to the Acquired Fund Adviser:

Security Investors, LLC

702 King Farm Boulevard

Suite 200

Rockville, MD 20850

Attention: Amy Lee

Telephone No.: (785) 865-7268

Email: Amy.Lee@guggenheimpartners.com

With copies to (which shall not constitute notice) to:

Brian Binder

Email: Brian.Binder@guggenheimpartners.com

Guggenheim Legal

Email: GILegal@guggenheimpartners.com

If to the Acquiring Fund Adviser:

New Age Alpha Advisors, LLC

555 Theodore Fremd Ave.

Suite A-101

Rye, New York 10580

Attention: Michael Semack, General Counsel

Telephone No.: (212) 922-2682

Email: msemack@newagealpha.com

ARTICLE XI

MISCELLANEOUS

11.1.   Entire Agreement. The Acquiring Fund Trust and the Acquired Fund Trust agree that they have not made any representation, warranty or covenant, on behalf of either the Acquiring Fund or the Acquired Fund, respectively, not set forth herein, and that this Agreement constitutes the entire agreement between the parties.

11.2.   Survival. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of the Acquired Fund and Acquiring Fund in paragraphs 7.1 and 7.2 shall survive the Closing.

11.3.   Headings. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

11.4.   Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

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11.5.   Assignment. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

11.6.   Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all taken together shall constitute one agreement.

[Remainder of page intentionally blank]

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the first date written above.

Guggenheim Funds Trust on behalf of its series, Guggenheim SMid Cap Value Fund

By: /s/ Brian E. Binder

Name: Brian E. Binder
Title: President and Chief Executive Officer
New Age Alpha Funds Trust on behalf of its series, NAA SMid Cap Value Fund

By: /s/ Keith Kemp

Name: Keith Kemp
Title: President

Solely for purposes of paragraph 8.2 Security Investors, LLC

By: /s/ Amy J. Lee

Name: Amy J. Lee
Title: Authorized Signatory

Solely for purposes of paragraphs 5.13 and 8.2 New Age Alpha Advisors, LLC

By: /s/ Armen Arus

Name: Armen Arus
Title: Manager

[Agreement and Plan of Reorganization Signature Page]

Execution Version

AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (“Agreement”) is made as of October 25, 2024, by and between Guggenheim Funds Trust (the “Acquired Fund Trust”), a Delaware statutory trust, on behalf of its series, Guggenheim StylePlus—Large Core Fund (the “Acquired Fund”), and New Age Alpha Funds Trust (the “Acquiring Fund Trust”), a Delaware statutory trust, on behalf of its series, NAA Large Core Fund (the “Acquiring Fund” and, together with the Acquired Fund, the “Funds”). New Age Alpha Advisors, LLC (the “Acquiring Fund Adviser”), a Delaware limited liability company, joins this Agreement solely for purposes of paragraphs 5.13 and 8.2; and Security Investors, LLC (the “Acquired Fund Adviser”), a Kansas limited liability company, joins this Agreement solely for purposes of paragraph 8.2.

WHEREAS, this Agreement is intended to be and is adopted as a “plan of reorganization” within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”); and

WHEREAS, the reorganization will consist of the transfer of the Assets (as defined in paragraph 1.2) to the Acquiring Fund in exchange solely for, as applicable, Class A, Class C, Institutional Class and Class P shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of the Liabilities (as defined in paragraph 1.3), and the distribution, upon the Closing Date (as defined in paragraph 3.1), of the Acquiring Fund Shares to the shareholders of the corresponding class of the Acquired Fund in complete liquidation of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”);

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

THE REORGANIZATION

1.1.     The Reorganization. Subject to the requisite approval of the Acquired Fund’s shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, at the Effective Time (as defined in paragraph 2.4), the Acquired Fund Trust shall, on behalf of the Acquired Fund, assign, deliver and otherwise transfer the Assets (as defined in paragraph 1.2) to the Acquiring Fund Trust, on behalf of the Acquiring Fund. In consideration of the foregoing, at the Effective Time, the Acquiring Fund Trust shall, on behalf of the Acquiring Fund, deliver to the Acquired Fund Trust, on behalf of the Acquired Fund, full and fractional Acquiring Fund Shares, and the Acquiring Fund Trust shall assume the Liabilities (as defined in paragraph 1.3) on behalf of the Acquiring Fund. The number of Acquiring Fund Shares to be delivered to the Acquired Fund Trust on behalf of the Acquired Fund shall be determined as set forth in paragraph 2.3.

1.2.     Assets of the Acquired Fund. The assets of the Acquired Fund to be transferred to the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, cash equivalents, securities, receivables (including securities, interests and dividends receivable), commodities and futures interests, rights to register shares under applicable securities laws, all rights of the Acquired Fund, any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund at the Effective Time, books and records (or copies thereof consistent with Rule 31a-3 under the Investment Company Act of 1940, as amended (the “1940 Act”)), any deferred tax benefit and any other property owned by the Acquired Fund at the Effective Time (collectively, the “Assets”). Notwithstanding the foregoing, copies of the applicable books and records may be retained as required by applicable law or as necessary for the Acquired Fund to prepare and file tax returns pursuant to paragraphs 5.11 and 5.12 of this Agreement.

1.3.     Liabilities of the Acquired Fund. The Acquired Fund will use commercially reasonable efforts to discharge its known liabilities and obligations prior to the Effective Time, other than liabilities and obligations necessary or appropriate for the Acquired Fund’s normal investment operations. The Acquiring Fund shall assume all liabilities, obligations, and debts of the Acquired Fund, whether known or unknown, absolute or contingent, accrued or unaccrued, existing at the Effective Time, and whether or not specifically referred to in this Agreement (collectively, the “Liabilities”). At and after the Effective Time, the Liabilities shall become and be the liabilities of the Acquiring Fund and may be enforced only against the Acquiring Fund.

1.4.     Distribution of Acquiring Fund Shares. At the Closing (as defined in paragraph 3.1) (or as soon thereafter as is reasonably practicable), the Acquired Fund Trust, on behalf of the Acquired Fund, will distribute the Acquiring Fund Shares received from the Acquiring Fund Trust pursuant to paragraph 1.1 pro rata by class, if any, to the record holders of the shares of the Acquired Fund determined as of the Effective Time (the “Acquired Fund Shareholders”) in complete liquidation of the Acquired Fund. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares of the corresponding class, as applicable, then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. Immediately following such distribution, all issued and outstanding Acquired Fund Shares will simultaneously be redeemed and canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such transfers.

1.5.     Transfer Taxes. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund’s shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred and any request for such transfer shall be accompanied by proper documentation.

1.6.     Recorded Ownership of Acquiring Fund Shares. Ownership of Acquiring Fund Shares by the Acquired Fund Shareholders will be shown on the books of the Acquiring Fund’s transfer agent at the Closing (or as soon thereafter as is reasonably practicable).

1.7.     Filing Responsibilities of Acquired Fund. Except as otherwise expressly provided herein or agreed to in writing by the parties prior to the Closing Date, any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (“Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date. Thereafter, any such reporting responsibility shall be the responsibility of the Acquiring Fund.

1.8.     Termination of Acquired Fund. The Acquired Fund will be dissolved, have its affairs wound up and be terminated as a series of the Acquired Fund Trust in accordance with Delaware law as soon as practicable following the Closing and the making of the distributions pursuant to paragraph 1.4.

ARTICLE II

VALUATION

2.1.     Net Asset Value of the Acquired Fund. In connection with the Reorganization, the net asset value of the outstanding shares of beneficial interest of the Acquired Fund (the “Acquired Fund Shares”) shall be the net asset value computed as of the Effective Time, after the declaration and payment of any dividends and/or other distributions on that day, using the valuation procedures adopted by the Board of Trustees of the Acquired Fund Trust (the “Acquired Fund Trust Board”), as described in the then-current prospectus and statement of additional information of the Acquired Fund.

2.2.     Net Asset Value of the Acquiring Fund. In connection with the Reorganization, the net asset value of the Acquiring Fund Shares shall be the same as the net asset value of the Acquired Fund Shares as computed in accordance with paragraph 2.1.

2.3.     Calculation of Number of Acquiring Fund Shares. The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in connection with the Reorganization shall be equal to the number of full and fractional Acquired Fund Shares owned by Acquired Fund Shareholders at the Effective Time or shall be determined by dividing the net asset value of the Acquired Fund Shares, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of the Acquiring Fund Shares, determined in accordance with paragraph 2.2.

2.4.     Effective Time. The Effective Time shall be the time at which the Funds calculate their net asset values as set forth in their respective prospectuses (generally the close of normal trading on the New York Stock Exchange (“NYSE”)) on the Closing Date or such other date and time as may be mutually agreed upon in writing by the parties hereto (the “Effective Time”).

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ARTICLE III

CLOSING

3.1.     Closing. The Reorganization, together with related acts necessary to consummate the same (“Closing”), shall occur on such date as to which the parties may agree (the “Closing Date”) and shall occur by email or other communication or at such place as to which the parties may agree, subject to the satisfaction or waiver (to the extent permitted by applicable law) of the conditions precedent to the Closing set forth in Article 6 of this Agreement (other than those conditions that by their terms are to be satisfied by actions taken at the Closing, but subject to the satisfaction or, to the extent permitted, waiver of those conditions at the Closing). All acts taking place at the Closing shall be deemed to take place simultaneously as of the Effective Time.

3.2.     Transfer and Delivery of Assets. The Acquired Fund Trust shall direct The Bank of New York Mellon (“BNYM”), as custodian for the Acquired Fund, to deliver to the Acquiring Fund Trust at the Closing a certificate or representation of an authorized officer of BNYM stating that the Assets were delivered in proper form to the Acquiring Fund at the Effective Time. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument, if any, shall be presented by BNYM, as custodian for the Acquired Fund, to those persons at Brown Brothers Harriman & Co (“BBH”), as custodian for the Acquiring Fund, who have primary responsibility for the safekeeping of the assets of the Acquiring Fund. BNYM shall deliver to those persons at BBH who have primary responsibility for the safekeeping of the assets of the Acquiring Fund as of the Effective Time by book entry, in accordance with the customary practices of BNYM and of each “Securities Depository,” as defined in Rule 17f-4 under the 1940 Act, or other custodian as authorized under the 1940 Act, in which the Assets are deposited, the Assets deposited with such depositories or other custodian. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds or such other appropriate means on the Closing Date.

3.3.     Share Records. The Acquired Fund Trust shall direct MUFG Investor Services (“MUFG”), in its capacity as transfer agent for the Acquired Fund, to deliver to the Acquiring Fund Trust at the Closing a certificate or other documentation of an authorized officer of MUFG stating that its records contain the names and addresses of the Acquired Fund Shareholders and the class, number and percentage ownership of outstanding Acquired Fund Shares owned by each such Acquired Fund Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver to the Secretary of the Acquired Fund prior to the Effective Time a confirmation evidencing that the appropriate number of Acquiring Fund Shares will be credited to the Acquired Fund at the Effective Time, or provide other evidence reasonably satisfactory to the Acquired Fund as of the Effective Time that such Acquiring Fund Shares have been credited to the Acquired Fund’s accounts on the books of the Acquiring Fund.

3.4.     Postponement of Effective Time. In the event that, at the Effective Time, (a) the NYSE or another primary trading market for portfolio securities of the Acquired Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the investment adviser of the Acquired Fund or the investment adviser of the Acquiring Fund, accurate appraisal of the value of the net assets of the Acquired Fund is impracticable, the Effective Time shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.5.     Failure to Deliver Assets. If the Acquired Fund is unable to make delivery pursuant to paragraph 3.2 to the custodian for the Acquiring Fund of any of the Assets for the reason that any of such Assets have not yet been delivered to it by the Acquired Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, the Acquired Fund shall deliver, with respect to said Assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or its custodian, including brokers’ confirmation slips, and shall use its reasonable best efforts to deliver any such Assets to the custodian as soon as reasonably practicable.

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ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1.     Representations and Warranties of the Acquired Fund Trust. Except as has been fully disclosed to the Acquiring Fund in a written instrument executed by an officer of the Acquired Fund Trust, the Acquired Fund Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund Trust, on behalf of the Acquiring Fund, as follows:

(a)     The Acquired Fund is a duly established series of the Acquired Fund Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware with power under the Acquired Fund Trust’s Amended and Restated Declaration of Trust and Amended and Restated By-Laws, each as may have been amended from time to time, to own all of its properties and assets and to carry on its business as it is presently conducted.

(b)     The Acquired Fund Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and the registration of the Acquired Fund Shares under the Securities Act of 1933, as amended (the “1933 Act”), is in full force and effect.

(c)     No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund Trust, on behalf of the Acquired Fund, of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, and such as may be required under state securities laws and the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

(d)    The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not materially misleading.

(e)     Except as otherwise disclosed to and accepted by or on behalf of the Acquiring Fund, at the Effective Time, the Acquired Fund Trust, on behalf of the Acquired Fund, will have good and marketable title to the Assets and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder, and upon delivery and payment for such Assets, the Acquiring Fund Trust, on behalf of the Acquiring Fund, will acquire good and marketable title thereto; provided, however, that certain Assets may be pledged against the Acquired Fund’s investment contracts, including options, futures, forward contracts and other similar instruments or transactions, in accordance with the terms of such contracts.

(f)     Except as otherwise disclosed to and accepted by or on behalf of the Acquiring Fund, the Acquired Fund Trust, on behalf of the Acquired Fund, is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in a material violation of Delaware law or of its Amended and Restated Declaration of Trust and Amended and Restated By-Laws, each as may have been amended from time to time.

(g)     Except as otherwise disclosed to and accepted by the Acquiring Fund in writing, all material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts, including options, futures, forward contracts and other similar instruments or transactions) will terminate without liability to the Acquired Fund on or prior to the Effective Time.

(h)     Except as otherwise disclosed to and accepted by the Acquiring Fund in writing, no litigation or administrative proceeding or investigation of or before any court or governmental body is known to be presently pending or, to the Acquired Fund Trust’s knowledge, threatened against the Acquired Fund or any of its properties or assets that, if adversely determined, would reasonably be expected to materially and adversely affect the Acquired Fund’s financial condition or the conduct of its business. The Acquired Fund Trust, on behalf of the Acquired Fund, knows of no facts which are reasonably likely to form the basis for the institution of such proceedings. The Acquired Fund Trust, on behalf of the Acquired Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquired Fund’s business or its ability to consummate the transactions herein contemplated.

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(i)     The financial statements of the Acquired Fund for its most recently completed fiscal year prior to the date of this Agreement have been audited by Ernst & Young LLP, independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date and for such period in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein.

(j)     Since the last day of the Acquired Fund’s most recently completed fiscal year prior to the date of this Agreement, there has not been any known material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by it of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted by or on behalf of the Acquiring Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of its liabilities, distributions of net investment income and net realized capital gains, or the redemption of its shares by shareholders of the Acquired Fund shall not constitute a material adverse change either individually or in the aggregate.

(k)     For each taxable year of the Acquired Fund’s operations and for the portion through the Closing Date of the taxable year of the Acquired Fund that includes the Closing Date, the Acquired Fund met (or will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification as a regulated investment company, was (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed as of the Closing Date substantially all of its investment company taxable income and net tax-exempt income (computed without regard to the dividends-paid deduction) and net capital gain (as defined in the Code) required to be distributed by the Closing Date.

(l)      At the Effective Time, all material federal, state, local and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all material federal, state, local and other taxes shown as due on said returns, forms and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the knowledge of the Acquired Fund, no such return is currently under audit and no material assessment has been asserted in writing with respect to such returns, which assessment has not been resolved.

(m)    All Acquired Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund Trust and have been offered and sold in compliance with applicable registration requirements of the 1933 Act and state securities laws of each state in which they have been offered and sold. All Acquired Fund Shares will, at the Effective Time, be held by the persons and in the amounts set forth in the records of MUFG, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares, nor is there outstanding any security convertible into any Acquired Fund Shares.

(n)     The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of the Acquired Fund Trust Board, on behalf of the Acquired Fund, and, subject to the approval of the shareholders of the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o)     The information to be furnished by the Acquired Fund for use in registration statements, proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including the Commission and the Financial Industry Regulatory Authority, Inc. (“FINRA”)) that may be necessary in connection with the transactions contemplated hereby, is or will be accurate and complete in all material respects and is or will comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

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(p)     The N-14 Registration Statement (as defined in paragraph 5.6), insofar as it relates to information provided by the Acquired Fund for use therein, from the date of the N-14 Registration Statement through the date of the meeting of the shareholders of the Acquired Fund contemplated therein and at the Effective Time (i) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading and (ii) complies in all material respects with the provisions of the 1933 Act, if applicable, the 1934 Act, and the 1940 Act and the rules and regulations thereunder; provided, however, that the representations and warranties of this subparagraph (p) shall not apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund Trust, the Acquiring Fund or the Acquiring Fund Adviser for use therein.

4.2.     Representations and Warranties of the Acquiring Fund Trust. Except as has been fully disclosed to the Acquired Fund in a written instrument executed by an officer of the Acquiring Fund Trust, the Acquiring Fund Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund Trust, on behalf of the Acquired Fund, as follows:

(a)     The Acquiring Fund is a duly established series of the Acquiring Fund Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware with power under the Acquiring Fund Trust’s Declaration of Trust and By-Laws, each as may have been amended from time to time, to own all of its properties and assets and to carry on its business as described in the N-14 Registration Statement.

(b)     The Acquiring Fund Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and the registration of the Acquiring Fund Shares under the 1933 Act is in full force and effect or is anticipated to be in full force and effect on the Closing Date.

(c)     No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund Trust, on behalf of the Acquiring Fund, of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws and the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

(d)     At or prior to the Effective Time, the Acquiring Fund Trust shall have on file with the Commission an effective registration statement for the Acquiring Fund.

(e)     The prospectus and statement of additional information of the Acquiring Fund as of the Effective Date conform or will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(f)      Except as otherwise disclosed to and accepted by or on behalf of the Acquired Fund, at the Effective Time, the Acquiring Fund Trust, on behalf of the Acquiring Fund, will have good and marketable title to the Acquiring Fund’s assets (if any), free of any liens or other encumbrances.

(g)     Except as otherwise disclosed to and accepted by or on behalf of the Acquired Fund, the Acquiring Fund Trust, on behalf of the Acquiring Fund, is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of Delaware law or of its Declaration of Trust and By-Laws, each as may have been amended from time to time, or a material breach of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund Trust, on behalf of the Acquiring Fund, is a party or by which it is bound or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund Trust, on behalf of the Acquiring Fund, is a party or by which it is bound.

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(h)     Except as otherwise disclosed to and accepted by the Acquired Fund in writing, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquiring Fund Trust’s knowledge, threatened against the Acquiring Fund Trust or any of its properties or assets that, if adversely determined, would reasonably be expected to materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business. The Acquiring Fund Trust, on behalf of the Acquiring Fund, knows of no facts which are reasonably likely to form the basis for the institution of such proceedings. The Acquiring Fund Trust, on behalf of the Acquiring Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions herein contemplated.

(i)      At the Effective Time, the Acquiring Fund will have no assets (other than possibly a de minimis amount of assets to facilitate the transactions described in this Agreement) and no liabilities of any kind. The Acquiring Fund will not commence operations until after the Effective Time.

(j)      The Acquiring Fund was established as a new series of the Acquiring Fund Trust for the purpose of effecting the transactions described in this Agreement and, prior to the Closing Date, will have carried on no business activity (apart from holding the initial investment of the initial shareholder), will not have prepared books of account and related records or financial statements or issued any shares except for a de minimis amount of shares issued in a private placement to the initial shareholder of the Acquiring Fund and will not have had any tax attributes (including those specified in Section 381(c) of the Code). Immediately following the liquidation of the Acquired Fund as contemplated herein, 100% of the issued and outstanding shares of beneficial interest of the Acquiring Fund will be held by the former holders of Acquired Fund Shares. The Acquiring Fund will take all steps necessary after the Closing Date to qualify for taxation as a “regulated investment company” under Sections 851 and 852 of the Code. Immediately before the Effective Time, no federal, state or other tax returns of the Acquiring Fund will have been required by law to be filed and no federal, state or other taxes will be due by the Acquiring Fund; the Acquiring Fund will not have been required to pay any assessments; and the Acquiring Fund will not have any tax liabilities. Consequently, immediately before the Effective Time, the Acquiring Fund will not have any tax deficiency or liability asserted against it or question with respect thereto raised, and the Acquiring Fund will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid. The authorized capital of the Acquiring Fund Trust consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the Board of Trustees of the Acquiring Fund Trust (the “Acquiring Fund Trust Board”) may authorize from time to time. As of the Closing Date, the authorized and offered shares of beneficial interest of the Acquiring Fund will include Class A shares, Class C shares, Institutional Class shares and Class P shares, each having the characteristics described in the Acquiring Fund’s prospectus. No options, warrants, or other rights to subscribe for or purchase, or securities convertible into, any Acquiring Fund Shares are outstanding.

(k)     The execution, delivery and performance of this Agreement by the Acquiring Fund Trust will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of the Acquiring Fund Trust Board, on behalf of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(l)      The Acquiring Fund’s authorized capitalization will be as set forth in its prospectus and statement of additional information at the Effective Time and the Acquiring Fund Shares shall conform in all material respects to the description thereof contained in such prospectus and statement of additional information. The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Effective Time have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, will be fully paid and non-assessable by the Acquiring Fund Trust, and will have been issued in every jurisdiction in compliance in all material respects with applicable registration requirements and applicable securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any of the Acquiring Fund’s shares.

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(m)     The information to be furnished by the Acquiring Fund for use in registration statements, proxy materials, and other documents filed or to be filed with any federal, state or local regulatory authority (including the Commission and FINRA) that may be necessary in connection with the transactions contemplated hereby, is or will be accurate and complete in all material respects and is or will comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

(n)     The N-14 Registration Statement, insofar as it relates to information provided by the Acquiring Fund and the Acquiring Fund Shares for use therein, from the date of the N-14 Registration Statement through the date of the meeting of the shareholders of the Acquired Fund contemplated therein and at the Effective Time (i) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading and (ii) complies in all material respects with the provisions of the 1933 Act, if applicable, the 1934 Act, and the 1940 Act and the rules and regulations thereunder; provided, however, that the representations and warranties of this subparagraph (n) shall not apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund Trust, the Acquired Fund or the Acquired Fund Adviser for use therein.

(o)     The Acquiring Fund’s investment advisory agreement with the Acquiring Fund Adviser complies with Section 15 of the 1940 Act and has been properly approved pursuant to Sections 15(a) and 15(c) of the 1940 Act.

ARTICLE V

COVENANTS AND AGREEMENTS

5.1.     Conduct of Business. The Acquired Fund will operate its business in the ordinary course consistent with past practice between the date hereof and the Effective Time, it being understood that such ordinary course of business with respect to the Acquired Fund will include the declaration and payment of customary dividends and distributions and any other distribution that may be advisable. The Acquiring Fund shall not publicly issue any shares or other securities, or conduct any business or activity prior to the Closing except for such activity as is required to consummate the transactions contemplated by this Agreement.

5.2.     Meeting of Shareholders. The Acquired Fund Trust will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3.     No Distribution of Acquiring Fund Shares. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.4.     Information. The Acquired Fund Trust, on behalf of the Acquired Fund, will assist the Acquiring Fund Trust in obtaining such information as the Acquiring Fund Trust reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.5.     Other Necessary Action. Subject to the provisions of this Agreement, the Acquiring Fund Trust, on behalf of the Acquiring Fund, and the Acquired Fund Trust, on behalf of the Acquired Fund, will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing.

5.6.     N-14 Registration Statement. The parties shall cooperate in preparing, and the Acquiring Fund Trust shall file with the Commission, a registration statement on Form N-14 (the “N-14 Registration Statement”) in compliance with the 1933 Act, the 1934 Act, and the 1940 Act, as applicable, in connection with the meeting of the shareholders of the Acquired Fund to consider approval of this Agreement and the transactions contemplated herein.

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5.7.     Liquidating Distribution. At the Closing (or as soon as is reasonably practicable after the Closing), the Acquired Fund will make a liquidating distribution to Acquired Fund Shareholders consisting of the Acquiring Fund Shares received at the Closing, as set forth in paragraph 1.4.

5.8.     Best Efforts. The Acquiring Fund Trust, on behalf of the Acquiring Fund, and the Acquired Fund Trust, on behalf of the Acquired Fund, shall each use their reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent set forth in Article VI to effect the transactions contemplated by this Agreement as promptly as practicable.

5.9.     Other Instruments. The Acquired Fund Trust, on behalf of the Acquired Fund, and the Acquiring Fund Trust, on behalf of the Acquiring Fund, each covenants that it will, from time to time, as and when reasonably requested by the other party, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the other party may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Fund Trust’s, on behalf of the Acquired Fund, title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Fund Trust’s, on behalf of the Acquiring Fund, title to and possession of the Assets and assumption of the Liabilities.

5.10.   Regulatory Approvals. The Acquiring Fund Trust, on behalf of the Acquiring Fund, will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws and the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, as may be necessary in order to continue its operations after the Effective Time.

5.11.   Reorganization. The Acquired Fund and the Acquiring Fund agree to treat the Reorganization as a “reorganization” under Section 368(a)(1) of the Code and will file all tax returns consistent with such treatment. Neither the Acquired Fund nor the Acquiring Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or that results in the failure of the transaction to qualify as a reorganization under Section 368(a)(1) of the Code, except as otherwise required pursuant to a “determination” as such term is defined in Section 1313 of the Code.

5.12.   Tax Filings. The Acquired Fund shall prepare, or cause its agents to prepare, any federal, state or local tax returns required to be filed for taxable years ending prior to the Closing Date and further shall provide to the Acquiring Fund such tax returns in a timely manner, and the Acquired Fund and the Acquiring Fund shall cooperate in filing such tax returns with the appropriate taxing authorities. The Acquiring Fund shall prepare, or cause its agents to prepare, any federal, state or local tax returns required to be filed by the Acquiring Fund for taxable years ending after the Closing Date and further shall cause such tax returns to be duly filed with the appropriate taxing authorities.

5.13.   Compliance with Section 15(f) of the 1940 Act. (a) The Acquiring Fund Trust agrees that for a period of three years after the Closing Date, the Acquiring Fund Trust will maintain the composition of the Acquiring Fund Trust Board so that at least 75% of the members of the Acquiring Fund Trust Board (or any successor) are not “interested persons” (as defined in the 1940 Act) of the Acquiring Fund Adviser or the Acquired Fund Adviser; and (b) the Acquiring Fund Adviser agrees that for a period of two years after the Closing Date, neither the Acquiring Fund Adviser nor any of its affiliates (or any entity which will act as investment adviser to the Acquiring Fund (or any successor)) has or shall have any express or implied understanding, arrangement or intention to impose an “unfair burden” (pursuant to Section 15(f) of the 1940 Act) on the Acquiring Fund (or any successor) as a result of the transactions contemplated hereby.

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ARTICLE VI

CONDITIONS PRECEDENT

6.1.     Conditions Precedent to Obligations of Acquired Fund. The obligations of the Acquired Fund Trust, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the Acquired Fund Trust’s election, to the following conditions:

(a)     All representations and warranties of the Acquiring Fund Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

(b)     The post-effective amendment to the registration statement of the Acquiring Fund on Form N-1A relating to the Acquiring Fund Shares shall have become effective and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the Acquiring Fund, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act or 1940 Act.

(c)     The Acquiring Fund Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied in all material respects with the provisions required by this Agreement to be performed or complied with by the Acquiring Fund Trust, on behalf of the Acquiring Fund, on or before the Effective Time.

(d)     The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

6.2.    Conditions Precedent to Obligations of Acquiring Fund. The obligations of the Acquiring Fund Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the Acquiring Fund Trust’s election, to the following conditions:

(a)     All representations and warranties of the Acquired Fund Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

(b)     The Acquired Fund Trust shall have delivered to the Acquiring Fund information about known assets and liabilities, as of the Effective Time, certified by the Treasurer of the Acquired Fund Trust.

(c)     The Acquired Fund Trust, on behalf of the Acquired Fund, shall have performed all of the covenants and complied in all material respects with the provisions required by this Agreement to be performed or complied with by the Acquired Fund Trust, on behalf of the Acquired Fund, on or before the Effective Time.

(d)     The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

(e)     On or prior to the Closing Date, the Acquired Fund will, if applicable, declare one or more dividends or distributions which, together with all previous such dividends or distributions attributable to its current taxable year, shall have the effect of distributing to the shareholders of the Acquired Fund substantially all of the Acquired Fund’s investment company taxable income and all of its net realized capital gain, if any, as of the Closing Date.

6.3.     Other Conditions Precedent. If any of the conditions set forth in this paragraph 6.3 have not been satisfied on or before the Effective Time, the Acquired Fund Trust, on behalf of the Acquired Fund, or the Acquiring Fund Trust, on behalf of the Acquiring Fund, shall, at its option, not be required to complete the transactions contemplated by this Agreement.

(a)     This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding Acquired Fund Shares in accordance with the provisions of the Acquired Fund Trust’s Amended and Restated Declaration of Trust and Amended and Restated By-Laws, each as may have been further amended from time to time, applicable Delaware law and the 1940 Act and the regulations thereunder, and copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, the conditions set forth in this paragraph 6.3(a) may not be waived.

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(b)    Each of the conditions to the Closing set forth in Article 5 of the Transaction Agreement by and among the Acquiring Fund Adviser, the Acquired Fund Adviser, and certain of their affiliates (the “Transaction Agreement”) have been satisfied or waived by the relevant party and the transactions contemplated by the Transaction Agreement will close concurrently with the Closing.

(c)     At the Effective Time, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the Reorganization contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be pending or, to the knowledge of the Acquired Fund Trust or the Acquiring Fund Trust, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

(d)     All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquired Fund Trust and the Acquiring Fund Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

(e)     The N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

(f)     The Acquired Fund Trust and the Acquiring Fund Trust shall have received an opinion of Dechert LLP as to federal income tax matters substantially to the effect that, based on the facts, representations, assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

(1)     The transfer by the Acquired Fund of all of its Assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the Liabilities of the Acquired Fund, followed by the distribution of such shares to the Acquired Fund Shareholders in complete liquidation of the Acquired Fund, will constitute a reorganization under Section 368(a)(1) of the Code and the Acquired Fund and the Acquiring Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code.

(2)     No gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund’s Assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Acquired Fund’s Liabilities, or upon the distribution (whether actual or constructive) by the Acquired Fund of such Acquiring Fund Shares to the Acquired Fund Shareholders in liquidation, except that the Acquired Fund may be required to recognize gain or loss with respect to: (A) contracts described in Section 1256(b) of the Code; (B) stock in a passive foreign investment company, as defined in Section 1297(a) of the Code; or (C) any other gain or loss required to be recognized upon the termination of a position, or upon the transfer of such asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code.

(3)     No gain or loss will be recognized by the Acquiring Fund upon the receipt of the Acquired Fund’s Assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Acquired Fund’s Liabilities.

(4)     No gain or loss will be recognized by the Acquired Fund Shareholders upon the distribution to them by the Acquired Fund of the Acquiring Fund Shares solely in exchange for their Acquired Fund Shares as part of the Reorganization.

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(5)      The basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder in the Reorganization will be the same as the basis of the shareholder’s Acquired Fund Shares exchanged therefor.

(6)     The basis of the Acquired Fund’s Assets received by the Acquiring Fund in the Reorganization will be the same as the basis of the Acquired Fund’s Assets in the hands of the Acquired Fund immediately prior to the transfer, adjusted for any gain or loss required to be recognized in paragraph (2) above.

(7)     The holding period for the Acquiring Fund Shares received by each Acquired Fund Shareholder in the Reorganization will include the period for which the shareholder held the Acquired Fund Shares exchanged therefor, provided that the shareholder held such Acquired Fund Shares as a capital asset at the time of the exchange.

(8)     The holding period of the Acquired Fund’s Assets in the hands of the Acquiring Fund will include the period for which the Acquired Fund’s Assets were held by the Acquired Fund (except where investment assets of the Acquiring Fund have the effect of reducing or eliminating a holding period with respect to an Asset and except for any asset with respect to which gain or loss is required to be recognized as described in paragraph (2) above).

(9)     The Acquiring Fund will succeed to and take into account those tax attributes of the Acquired Fund that are described in Section 381(c) of the Code, subject to the conditions and limitations specified in the Code, the regulations thereunder, and existing court decisions and published interpretations of the Code and regulations.

The delivery of such opinion is conditioned upon receipt by Dechert LLP of representations requested of the Acquired Fund Trust and the Acquiring Fund Trust on behalf of the Acquired Fund and the Acquiring Fund, respectively. Notwithstanding anything herein to the contrary, neither party may waive the condition set forth in this paragraph 6.3(f).

(g)     BNYM shall have delivered such certificates or other documents as set forth in paragraph 3.2.

(h)     MUFG shall have delivered such certificate as set forth in paragraph 3.3.

(i)      The Acquiring Fund Trust, on behalf of the Acquiring Fund, shall have issued and delivered to the Secretary of the Acquired Fund Trust, on behalf of the Acquired Fund, the confirmation as set forth in paragraph 3.3.

(j)      Each party shall have delivered to the other such bills of sale, checks, assignments, receipts or other documents as reasonably requested by such other party or its counsel.

ARTICLE VII

INDEMNIFICATION AND LIABILITIES

7.1.     Indemnification by the Acquiring Fund Trust. The Acquiring Fund Trust, solely out of the Acquiring Fund’s assets and property (including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the Acquired Fund Trust, the Acquired Fund and the members of the Acquired Fund Trust Board and their respective officers, employees, investment adviser and agents (the “Acquired Fund Trust Indemnified Parties”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) collectively, “Loss”) to which, any Acquired Fund Trust Indemnified Party may become subject, insofar as such Loss arises out of or is based on any breach by the Acquiring Fund Trust or the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement, provided that this indemnification shall not apply to the extent such Loss shall be due to any grossly negligent, intentional or fraudulent act, omission or error of the Acquired Fund or the Acquired Fund Trust Indemnified Parties.

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7.2.     Indemnification by the Acquired Fund Trust. The Acquired Fund Trust, solely out of the Acquired Fund’s assets and property (including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies), agrees to indemnify and hold harmless the Acquiring Fund Trust, the Acquiring Fund and the members of the Acquiring Fund Trust Board and their respective officers, employees, investment adviser and agents (the “Acquiring Fund Trust Indemnified Parties”) from and against any and all Loss to which any Acquiring Fund Trust Indemnified Party may become subject, insofar as such Loss arises out of or is based on any breach by the Acquired Fund Trust or the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement, provided that this indemnification shall not apply to the extent such Loss shall be due to any grossly negligent, intentional or fraudulent act, omission or error of the Acquiring Fund or the Acquiring Fund Trust Indemnified Parties.

7.3.     Liability of the Acquired Fund Trust. The Acquiring Fund Trust understands and agrees that its obligations on behalf of the Acquired Fund under this Agreement shall not be binding upon any trustee, shareholder, nominee, officer, agent or employee of the Acquired Fund Trust personally, but shall bind only the Acquired Fund’s property. Moreover, no series of the Acquired Fund Trust other than the Acquired Fund shall be responsible for the obligations of the Acquired Fund Trust hereunder, and all persons shall look only to the assets of the Acquired Fund to satisfy the obligations of the Acquired Fund hereunder. This Agreement has been signed and delivered on behalf of the Acquired Fund Trust, on behalf of the Acquired Fund, by an authorized officer of the Acquired Fund Trust, and such execution and delivery by such officer shall not be deemed to have been made by such officer individually or to impose any liability on such officer, the trustees or the shareholders personally, but shall bind only the Acquired Fund.

7.4.     Liability of the Acquiring Fund Trust. The Acquired Fund Trust understands and agrees that its obligations on behalf of the Acquiring Fund under this Agreement shall not be binding upon any trustee, shareholder, nominee, officer, agent or employee of the Acquiring Fund Trust personally, but shall bind only the Acquiring Fund’s property. Moreover, no series of the Acquiring Fund Trust other than the Acquiring Fund shall be responsible for the obligations of the Acquiring Fund Trust hereunder, and all persons shall look only to the assets of the Acquiring Fund to satisfy the obligations of the Acquiring Fund hereunder. This Agreement has been signed and delivered on behalf of the Acquiring Fund Trust, on behalf of the Acquiring Fund, by an authorized officer of the Acquiring Fund Trust, and such execution and delivery by such officer shall not be deemed to have been made by such officer individually or to impose any liability on such officer, the trustees or the shareholders personally, but shall bind only the Acquiring Fund.

ARTICLE VIII

BROKERAGE FEES AND EXPENSES

8.1.     No Broker or Finder Fees. The Acquired Fund Trust and the Acquiring Fund Trust, on behalf of the Acquired Fund and the Acquiring Fund, respectively, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

8.2.     Expenses of Reorganization. The expenses relating to the Reorganization, other than transaction costs (including brokerage commissions, transaction charges and related fees) associated with any sales and purchases made in connection with the Reorganization, will be borne by the Acquiring Fund Adviser and its affiliates and the Acquired Fund Adviser and its affiliates and will not be paid by the Funds, whether or not the Reorganization is consummated. The expenses relating to the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, if any, organization of the Acquiring Fund, preparing, printing and distributing the N-14 Registration Statement, proxy solicitation, expenses of holding shareholders’ meetings, and legal fees, accounting fees and securities registration fees.

ARTICLE IX

AMENDMENTS AND TERMINATION

9.1.     Amendments. This Agreement may be amended, modified or supplemented in writing signed by the parties hereto to be bound by such amendment; provided, however, that following the approval of this Agreement by the shareholders of the Acquired Fund, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

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9.2.     Termination. This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Acquired Fund Trust Board or the Acquiring Fund Trust Board, on behalf of the Acquired Fund or the Acquiring Fund, respectively, at any time prior to the Effective Time, if circumstances should develop that, in the opinion of such Board of Trustees, make proceeding with this Agreement inadvisable.

ARTICLE X

NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by electronic delivery (i.e., e-mail), personal service or prepaid or certified mail addressed as follows:

If to the Acquired Fund Trust:

Guggenheim Funds Trust

702 King Farm Boulevard

Suite 200

Rockville, MD 20850

Attn.: Brian E. Binder, President and Chief Executive Officer

Telephone: (312) 357-0489

Email: Brian.Binder@guggenheimpartners.com

With a copy (which shall not constitute notice) to:

Dechert LLP

1900 K Street, NW

Washington, DC 20006

Attn.: Julien Bourgeois

Telephone No.: (202) 261-3451

Email: Julien.bourgeois@dechert.com

If to the Acquiring Fund Trust:

New Age Alpha Funds Trust

555 Theodore Fremd Ave.

Suite A-101

Rye, New York 10580

Attention: Armen Arus, CEO

Telephone No.: (212) 922-2690

Email: aarus@newagealpha.com

With a copy (which shall not constitute notice) to:

FinTech Law, LLC

6224 Turpin Hills Dr.

Cincinnati, OH 45244

Attn.: Bo James Howell

Telephone No.: (513) 991-8472

Email: bo.howell@fintechlegal.io

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If to the Acquired Fund Adviser:

Security Investors, LLC

702 King Farm Boulevard

Suite 200

Rockville, MD 20850

Attention: Amy Lee

Telephone No.: (785) 865-7268

Email: Amy.Lee@guggenheimpartners.com

With copies to (which shall not constitute notice) to:

Brian Binder

Email: Brian.Binder@guggenheimpartners.com

Guggenheim Legal

Email: GILegal@guggenheimpartners.com

If to the Acquiring Fund Adviser:

New Age Alpha Advisors, LLC

555 Theodore Fremd Ave.

Suite A-101

Rye, New York 10580

Attention: Michael Semack, General Counsel

Telephone No.: (212) 922-2682

Email: msemack@newagealpha.com

ARTICLE XI

MISCELLANEOUS

11.1.   Entire Agreement. The Acquiring Fund Trust and the Acquired Fund Trust agree that they have not made any representation, warranty or covenant, on behalf of either the Acquiring Fund or the Acquired Fund, respectively, not set forth herein, and that this Agreement constitutes the entire agreement between the parties.

11.2.   Survival. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of the Acquired Fund and Acquiring Fund in paragraphs 7.1 and 7.2 shall survive the Closing.

11.3.   Headings. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

11.4.   Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

11.5.   Assignment. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

11.6.   Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all taken together shall constitute one agreement.

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the first date written above.

Guggenheim Funds Trust on behalf of its series, Guggenheim StylePlus—Large Core Fund

By: /s/ Brian E. Binder

Name: Brian E. Binder
Title: President and Chief Executive Officer
New Age Alpha Funds Trust on behalf of its series, NAA Large Core Fund

By: /s/ Keith Kemp

Name: Keith Kemp
Title: President
Solely for purposes of paragraph 8.2 Security Investors, LLC

By: /s/ Amy J. Lee

Name: Amy J. Lee
Title: Authorized Signatory
Solely for purposes of paragraphs 5.13 and 8.2 New Age Alpha Advisors, LLC

By: /s/ Armen Arus

Name: Armen Arus
Title: Manager

[Agreement and Plan of Reorganization Signature Page]

Execution Version

AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (“Agreement”) is made as of October 25, 2024, by and between Guggenheim Funds Trust (the “Acquired Fund Trust”), a Delaware statutory trust, on behalf of its series, Guggenheim StylePlus—Mid Growth Fund (the “Acquired Fund”), and New Age Alpha Funds Trust (the “Acquiring Fund Trust”), a Delaware statutory trust, on behalf of its series, NAA Mid Growth Fund (the “Acquiring Fund” and, together with the Acquired Fund, the “Funds”). New Age Alpha Advisors, LLC (the “Acquiring Fund Adviser”), a Delaware limited liability company, joins this Agreement solely for purposes of paragraphs 5.13 and 8.2; and Security Investors, LLC (the “Acquired Fund Adviser”), a Kansas limited liability company, joins this Agreement solely for purposes of paragraph 8.2.

WHEREAS, this Agreement is intended to be and is adopted as a “plan of reorganization” within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”); and

WHEREAS, the reorganization will consist of the transfer of the Assets (as defined in paragraph 1.2) to the Acquiring Fund in exchange solely for, as applicable, Class A, Class C, Institutional Class and Class P shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of the Liabilities (as defined in paragraph 1.3), and the distribution, upon the Closing Date (as defined in paragraph 3.1), of the Acquiring Fund Shares to the shareholders of the corresponding class of the Acquired Fund in complete liquidation of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”);

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

THE REORGANIZATION

1.1.     The Reorganization. Subject to the requisite approval of the Acquired Fund’s shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, at the Effective Time (as defined in paragraph 2.4), the Acquired Fund Trust shall, on behalf of the Acquired Fund, assign, deliver and otherwise transfer the Assets (as defined in paragraph 1.2) to the Acquiring Fund Trust, on behalf of the Acquiring Fund. In consideration of the foregoing, at the Effective Time, the Acquiring Fund Trust shall, on behalf of the Acquiring Fund, deliver to the Acquired Fund Trust, on behalf of the Acquired Fund, full and fractional Acquiring Fund Shares, and the Acquiring Fund Trust shall assume the Liabilities (as defined in paragraph 1.3) on behalf of the Acquiring Fund. The number of Acquiring Fund Shares to be delivered to the Acquired Fund Trust on behalf of the Acquired Fund shall be determined as set forth in paragraph 2.3.

1.2.     Assets of the Acquired Fund. The assets of the Acquired Fund to be transferred to the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, cash equivalents, securities, receivables (including securities, interests and dividends receivable), commodities and futures interests, rights to register shares under applicable securities laws, all rights of the Acquired Fund, any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund at the Effective Time, books and records (or copies thereof consistent with Rule 31a-3 under the Investment Company Act of 1940, as amended (the “1940 Act”)), any deferred tax benefit and any other property owned by the Acquired Fund at the Effective Time (collectively, the “Assets”). Notwithstanding the foregoing, copies of the applicable books and records may be retained as required by applicable law or as necessary for the Acquired Fund to prepare and file tax returns pursuant to paragraphs 5.11 and 5.12 of this Agreement.

1.3.     Liabilities of the Acquired Fund. The Acquired Fund will use commercially reasonable efforts to discharge its known liabilities and obligations prior to the Effective Time, other than liabilities and obligations necessary or appropriate for the Acquired Fund’s normal investment operations. The Acquiring Fund shall assume all liabilities, obligations, and debts of the Acquired Fund, whether known or unknown, absolute or contingent, accrued or unaccrued, existing at the Effective Time, and whether or not specifically referred to in this Agreement (collectively, the “Liabilities”). At and after the Effective Time, the Liabilities shall become and be the liabilities of the Acquiring Fund and may be enforced only against the Acquiring Fund.

1.4.     Distribution of Acquiring Fund Shares. At the Closing (as defined in paragraph 3.1) (or as soon thereafter as is reasonably practicable), the Acquired Fund Trust, on behalf of the Acquired Fund, will distribute the Acquiring Fund Shares received from the Acquiring Fund Trust pursuant to paragraph 1.1 pro rata by class, if any, to the record holders of the shares of the Acquired Fund determined as of the Effective Time (the “Acquired Fund Shareholders”) in complete liquidation of the Acquired Fund. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares of the corresponding class, as applicable, then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. Immediately following such distribution, all issued and outstanding Acquired Fund Shares will simultaneously be redeemed and canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such transfers.

1.5.     Transfer Taxes. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund’s shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred and any request for such transfer shall be accompanied by proper documentation.

1.6.     Recorded Ownership of Acquiring Fund Shares. Ownership of Acquiring Fund Shares by the Acquired Fund Shareholders will be shown on the books of the Acquiring Fund’s transfer agent at the Closing (or as soon thereafter as is reasonably practicable).

1.7.     Filing Responsibilities of Acquired Fund. Except as otherwise expressly provided herein or agreed to in writing by the parties prior to the Closing Date, any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (“Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date. Thereafter, any such reporting responsibility shall be the responsibility of the Acquiring Fund.

1.8.     Termination of Acquired Fund. The Acquired Fund will be dissolved, have its affairs wound up and be terminated as a series of the Acquired Fund Trust in accordance with Delaware law as soon as practicable following the Closing and the making of the distributions pursuant to paragraph 1.4.

ARTICLE II

VALUATION

2.1.     Net Asset Value of the Acquired Fund. In connection with the Reorganization, the net asset value of the outstanding shares of beneficial interest of the Acquired Fund (the “Acquired Fund Shares”) shall be the net asset value computed as of the Effective Time, after the declaration and payment of any dividends and/or other distributions on that day, using the valuation procedures adopted by the Board of Trustees of the Acquired Fund Trust (the “Acquired Fund Trust Board”), as described in the then-current prospectus and statement of additional information of the Acquired Fund.

2.2.     Net Asset Value of the Acquiring Fund. In connection with the Reorganization, the net asset value of the Acquiring Fund Shares shall be the same as the net asset value of the Acquired Fund Shares as computed in accordance with paragraph 2.1.

2.3.     Calculation of Number of Acquiring Fund Shares. The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in connection with the Reorganization shall be equal to the number of full and fractional Acquired Fund Shares owned by Acquired Fund Shareholders at the Effective Time or shall be determined by dividing the net asset value of the Acquired Fund Shares, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of the Acquiring Fund Shares, determined in accordance with paragraph 2.2.

2.4.     Effective Time. The Effective Time shall be the time at which the Funds calculate their net asset values as set forth in their respective prospectuses (generally the close of normal trading on the New York Stock Exchange (“NYSE”)) on the Closing Date or such other date and time as may be mutually agreed upon in writing by the parties hereto (the “Effective Time”).

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ARTICLE III

CLOSING

3.1.     Closing. The Reorganization, together with related acts necessary to consummate the same (“Closing”), shall occur on such date as to which the parties may agree (the “Closing Date”) and shall occur by email or other communication or at such place as to which the parties may agree, subject to the satisfaction or waiver (to the extent permitted by applicable law) of the conditions precedent to the Closing set forth in Article 6 of this Agreement (other than those conditions that by their terms are to be satisfied by actions taken at the Closing, but subject to the satisfaction or, to the extent permitted, waiver of those conditions at the Closing). All acts taking place at the Closing shall be deemed to take place simultaneously as of the Effective Time.

3.2.     Transfer and Delivery of Assets. The Acquired Fund Trust shall direct The Bank of New York Mellon (“BNYM”), as custodian for the Acquired Fund, to deliver to the Acquiring Fund Trust at the Closing a certificate or representation of an authorized officer of BNYM stating that the Assets were delivered in proper form to the Acquiring Fund at the Effective Time. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument, if any, shall be presented by BNYM, as custodian for the Acquired Fund, to those persons at Brown Brothers Harriman & Co (“BBH”), as custodian for the Acquiring Fund, who have primary responsibility for the safekeeping of the assets of the Acquiring Fund. BNYM shall deliver to those persons at BBH who have primary responsibility for the safekeeping of the assets of the Acquiring Fund as of the Effective Time by book entry, in accordance with the customary practices of BNYM and of each “Securities Depository,” as defined in Rule 17f-4 under the 1940 Act, or other custodian as authorized under the 1940 Act, in which the Assets are deposited, the Assets deposited with such depositories or other custodian. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds or such other appropriate means on the Closing Date.

3.3.     Share Records. The Acquired Fund Trust shall direct MUFG Investor Services (“MUFG”), in its capacity as transfer agent for the Acquired Fund, to deliver to the Acquiring Fund Trust at the Closing a certificate or other documentation of an authorized officer of MUFG stating that its records contain the names and addresses of the Acquired Fund Shareholders and the class, number and percentage ownership of outstanding Acquired Fund Shares owned by each such Acquired Fund Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver to the Secretary of the Acquired Fund prior to the Effective Time a confirmation evidencing that the appropriate number of Acquiring Fund Shares will be credited to the Acquired Fund at the Effective Time, or provide other evidence reasonably satisfactory to the Acquired Fund as of the Effective Time that such Acquiring Fund Shares have been credited to the Acquired Fund’s accounts on the books of the Acquiring Fund.

3.4.     Postponement of Effective Time. In the event that, at the Effective Time, (a) the NYSE or another primary trading market for portfolio securities of the Acquired Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the investment adviser of the Acquired Fund or the investment adviser of the Acquiring Fund, accurate appraisal of the value of the net assets of the Acquired Fund is impracticable, the Effective Time shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.5.     Failure to Deliver Assets. If the Acquired Fund is unable to make delivery pursuant to paragraph 3.2 to the custodian for the Acquiring Fund of any of the Assets for the reason that any of such Assets have not yet been delivered to it by the Acquired Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, the Acquired Fund shall deliver, with respect to said Assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or its custodian, including brokers’ confirmation slips, and shall use its reasonable best efforts to deliver any such Assets to the custodian as soon as reasonably practicable.

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ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1.     Representations and Warranties of the Acquired Fund Trust. Except as has been fully disclosed to the Acquiring Fund in a written instrument executed by an officer of the Acquired Fund Trust, the Acquired Fund Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund Trust, on behalf of the Acquiring Fund, as follows:

(a)     The Acquired Fund is a duly established series of the Acquired Fund Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware with power under the Acquired Fund Trust’s Amended and Restated Declaration of Trust and Amended and Restated By-Laws, each as may have been amended from time to time, to own all of its properties and assets and to carry on its business as it is presently conducted.

(b)     The Acquired Fund Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and the registration of the Acquired Fund Shares under the Securities Act of 1933, as amended (the “1933 Act”), is in full force and effect.

(c)     No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund Trust, on behalf of the Acquired Fund, of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, and such as may be required under state securities laws and the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

(d)     The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not materially misleading.

(e)     Except as otherwise disclosed to and accepted by or on behalf of the Acquiring Fund, at the Effective Time, the Acquired Fund Trust, on behalf of the Acquired Fund, will have good and marketable title to the Assets and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder, and upon delivery and payment for such Assets, the Acquiring Fund Trust, on behalf of the Acquiring Fund, will acquire good and marketable title thereto; provided, however, that certain Assets may be pledged against the Acquired Fund’s investment contracts, including options, futures, forward contracts and other similar instruments or transactions, in accordance with the terms of such contracts.

(f)      Except as otherwise disclosed to and accepted by or on behalf of the Acquiring Fund, the Acquired Fund Trust, on behalf of the Acquired Fund, is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in a material violation of Delaware law or of its Amended and Restated Declaration of Trust and Amended and Restated By-Laws, each as may have been amended from time to time.

(g)     Except as otherwise disclosed to and accepted by the Acquiring Fund in writing, all material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts, including options, futures, forward contracts and other similar instruments or transactions) will terminate without liability to the Acquired Fund on or prior to the Effective Time.

(h)     Except as otherwise disclosed to and accepted by the Acquiring Fund in writing, no litigation or administrative proceeding or investigation of or before any court or governmental body is known to be presently pending or, to the Acquired Fund Trust’s knowledge, threatened against the Acquired Fund or any of its properties or assets that, if adversely determined, would reasonably be expected to materially and adversely affect the Acquired Fund’s financial condition or the conduct of its business. The Acquired Fund Trust, on behalf of the Acquired Fund, knows of no facts which are reasonably likely to form the basis for the institution of such proceedings. The Acquired Fund Trust, on behalf of the Acquired Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquired Fund’s business or its ability to consummate the transactions herein contemplated.

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(i)      The financial statements of the Acquired Fund for its most recently completed fiscal year prior to the date of this Agreement have been audited by Ernst & Young LLP, independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date and for such period in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein.

(j)      Since the last day of the Acquired Fund’s most recently completed fiscal year prior to the date of this Agreement, there has not been any known material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by it of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted by or on behalf of the Acquiring Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of its liabilities, distributions of net investment income and net realized capital gains, or the redemption of its shares by shareholders of the Acquired Fund shall not constitute a material adverse change either individually or in the aggregate.

(k)     For each taxable year of the Acquired Fund’s operations and for the portion through the Closing Date of the taxable year of the Acquired Fund that includes the Closing Date, the Acquired Fund met (or will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification as a regulated investment company, was (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed as of the Closing Date substantially all of its investment company taxable income and net tax-exempt income (computed without regard to the dividends-paid deduction) and net capital gain (as defined in the Code) required to be distributed by the Closing Date.

(l)      At the Effective Time, all material federal, state, local and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all material federal, state, local and other taxes shown as due on said returns, forms and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the knowledge of the Acquired Fund, no such return is currently under audit and no material assessment has been asserted in writing with respect to such returns, which assessment has not been resolved.

(m)    All Acquired Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund Trust and have been offered and sold in compliance with applicable registration requirements of the 1933 Act and state securities laws of each state in which they have been offered and sold. All Acquired Fund Shares will, at the Effective Time, be held by the persons and in the amounts set forth in the records of MUFG, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares, nor is there outstanding any security convertible into any Acquired Fund Shares.

(n)     The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of the Acquired Fund Trust Board, on behalf of the Acquired Fund, and, subject to the approval of the shareholders of the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o)     The information to be furnished by the Acquired Fund for use in registration statements, proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including the Commission and the Financial Industry Regulatory Authority, Inc. (“FINRA”)) that may be necessary in connection with the transactions contemplated hereby, is or will be accurate and complete in all material respects and is or will comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

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(p)     The N-14 Registration Statement (as defined in paragraph 5.6), insofar as it relates to information provided by the Acquired Fund for use therein, from the date of the N-14 Registration Statement through the date of the meeting of the shareholders of the Acquired Fund contemplated therein and at the Effective Time (i) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading and (ii) complies in all material respects with the provisions of the 1933 Act, if applicable, the 1934 Act, and the 1940 Act and the rules and regulations thereunder; provided, however, that the representations and warranties of this subparagraph (p) shall not apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund Trust, the Acquiring Fund or the Acquiring Fund Adviser for use therein.

4.2.     Representations and Warranties of the Acquiring Fund Trust. Except as has been fully disclosed to the Acquired Fund in a written instrument executed by an officer of the Acquiring Fund Trust, the Acquiring Fund Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund Trust, on behalf of the Acquired Fund, as follows:

(a)     The Acquiring Fund is a duly established series of the Acquiring Fund Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware with power under the Acquiring Fund Trust’s Declaration of Trust and By-Laws, each as may have been amended from time to time, to own all of its properties and assets and to carry on its business as described in the N-14 Registration Statement.

(b)     The Acquiring Fund Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and the registration of the Acquiring Fund Shares under the 1933 Act is in full force and effect or is anticipated to be in full force and effect on the Closing Date.

(c)     No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund Trust, on behalf of the Acquiring Fund, of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws and the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

(d)     At or prior to the Effective Time, the Acquiring Fund Trust shall have on file with the Commission an effective registration statement for the Acquiring Fund.

(e)     The prospectus and statement of additional information of the Acquiring Fund as of the Effective Date conform or will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(f)      Except as otherwise disclosed to and accepted by or on behalf of the Acquired Fund, at the Effective Time, the Acquiring Fund Trust, on behalf of the Acquiring Fund, will have good and marketable title to the Acquiring Fund’s assets (if any), free of any liens or other encumbrances.

(g)     Except as otherwise disclosed to and accepted by or on behalf of the Acquired Fund, the Acquiring Fund Trust, on behalf of the Acquiring Fund, is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of Delaware law or of its Declaration of Trust and By-Laws, each as may have been amended from time to time, or a material breach of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund Trust, on behalf of the Acquiring Fund, is a party or by which it is bound or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund Trust, on behalf of the Acquiring Fund, is a party or by which it is bound.

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(h)     Except as otherwise disclosed to and accepted by the Acquired Fund in writing, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquiring Fund Trust’s knowledge, threatened against the Acquiring Fund Trust or any of its properties or assets that, if adversely determined, would reasonably be expected to materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business. The Acquiring Fund Trust, on behalf of the Acquiring Fund, knows of no facts which are reasonably likely to form the basis for the institution of such proceedings. The Acquiring Fund Trust, on behalf of the Acquiring Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions herein contemplated.

(i)      At the Effective Time, the Acquiring Fund will have no assets (other than possibly a de minimis amount of assets to facilitate the transactions described in this Agreement) and no liabilities of any kind. The Acquiring Fund will not commence operations until after the Effective Time.

(j)      The Acquiring Fund was established as a new series of the Acquiring Fund Trust for the purpose of effecting the transactions described in this Agreement and, prior to the Closing Date, will have carried on no business activity (apart from holding the initial investment of the initial shareholder), will not have prepared books of account and related records or financial statements or issued any shares except for a de minimis amount of shares issued in a private placement to the initial shareholder of the Acquiring Fund and will not have had any tax attributes (including those specified in Section 381(c) of the Code). Immediately following the liquidation of the Acquired Fund as contemplated herein, 100% of the issued and outstanding shares of beneficial interest of the Acquiring Fund will be held by the former holders of Acquired Fund Shares. The Acquiring Fund will take all steps necessary after the Closing Date to qualify for taxation as a “regulated investment company” under Sections 851 and 852 of the Code. Immediately before the Effective Time, no federal, state or other tax returns of the Acquiring Fund will have been required by law to be filed and no federal, state or other taxes will be due by the Acquiring Fund; the Acquiring Fund will not have been required to pay any assessments; and the Acquiring Fund will not have any tax liabilities. Consequently, immediately before the Effective Time, the Acquiring Fund will not have any tax deficiency or liability asserted against it or question with respect thereto raised, and the Acquiring Fund will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid. The authorized capital of the Acquiring Fund Trust consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the Board of Trustees of the Acquiring Fund Trust (the “Acquiring Fund Trust Board”) may authorize from time to time. As of the date of this Agreement, the Acquiring Fund has no outstanding shares of any class. As of the Closing Date, the authorized and offered shares of beneficial interest of the Acquiring Fund will include Class A shares, Class C shares, Institutional Class shares and Class P shares, each having the characteristics described in the Acquiring Fund’s prospectus. No options, warrants, or other rights to subscribe for or purchase, or securities convertible into, any Acquiring Fund Shares are outstanding.

(k)     The execution, delivery and performance of this Agreement by the Acquiring Fund Trust will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of the Acquiring Fund Trust Board, on behalf of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(l)      The Acquiring Fund’s authorized capitalization will be as set forth in its prospectus and statement of additional information at the Effective Time and the Acquiring Fund Shares shall conform in all material respects to the description thereof contained in such prospectus and statement of additional information. The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Effective Time have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, will be fully paid and non-assessable by the Acquiring Fund Trust, and will have been issued in every jurisdiction in compliance in all material respects with applicable registration requirements and applicable securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any of the Acquiring Fund’s shares.

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(m)    The information to be furnished by the Acquiring Fund for use in registration statements, proxy materials, and other documents filed or to be filed with any federal, state or local regulatory authority (including the Commission and FINRA) that may be necessary in connection with the transactions contemplated hereby, is or will be accurate and complete in all material respects and is or will comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

(n)     The N-14 Registration Statement, insofar as it relates to information provided by the Acquiring Fund and the Acquiring Fund Shares for use therein, from the date of the N-14 Registration Statement through the date of the meeting of the shareholders of the Acquired Fund contemplated therein and at the Effective Time (i) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading and (ii) complies in all material respects with the provisions of the 1933 Act, if applicable, the 1934 Act, and the 1940 Act and the rules and regulations thereunder; provided, however, that the representations and warranties of this subparagraph (n) shall not apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund Trust, the Acquired Fund or the Acquired Fund Adviser for use therein.

(o)     The Acquiring Fund’s investment advisory agreement with the Acquiring Fund Adviser complies with Section 15 of the 1940 Act and has been properly approved pursuant to Sections 15(a) and 15(c) of the 1940 Act.

ARTICLE V

COVENANTS AND AGREEMENTS

5.1.     Conduct of Business. The Acquired Fund will operate its business in the ordinary course consistent with past practice between the date hereof and the Effective Time, it being understood that such ordinary course of business with respect to the Acquired Fund will include the declaration and payment of customary dividends and distributions and any other distribution that may be advisable. The Acquiring Fund shall not publicly issue any shares or other securities, or conduct any business or activity prior to the Closing except for such activity as is required to consummate the transactions contemplated by this Agreement.

5.2.     Meeting of Shareholders. The Acquired Fund Trust will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3.     No Distribution of Acquiring Fund Shares. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.4.     Information. The Acquired Fund Trust, on behalf of the Acquired Fund, will assist the Acquiring Fund Trust in obtaining such information as the Acquiring Fund Trust reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.5.     Other Necessary Action. Subject to the provisions of this Agreement, the Acquiring Fund Trust, on behalf of the Acquiring Fund, and the Acquired Fund Trust, on behalf of the Acquired Fund, will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing.

5.6.     N-14 Registration Statement. The parties shall cooperate in preparing, and the Acquiring Fund Trust shall file with the Commission, a registration statement on Form N-14 (the “N-14 Registration Statement”) in compliance with the 1933 Act, the 1934 Act, and the 1940 Act, as applicable, in connection with the meeting of the shareholders of the Acquired Fund to consider approval of this Agreement and the transactions contemplated herein.

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5.7.     Liquidating Distribution. At the Closing (or as soon as is reasonably practicable after the Closing), the Acquired Fund will make a liquidating distribution to Acquired Fund Shareholders consisting of the Acquiring Fund Shares received at the Closing, as set forth in paragraph 1.4.

5.8.     Best Efforts. The Acquiring Fund Trust, on behalf of the Acquiring Fund, and the Acquired Fund Trust, on behalf of the Acquired Fund, shall each use their reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent set forth in Article VI to effect the transactions contemplated by this Agreement as promptly as practicable.

5.9.     Other Instruments. The Acquired Fund Trust, on behalf of the Acquired Fund, and the Acquiring Fund Trust, on behalf of the Acquiring Fund, each covenants that it will, from time to time, as and when reasonably requested by the other party, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the other party may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Fund Trust’s, on behalf of the Acquired Fund, title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Fund Trust’s, on behalf of the Acquiring Fund, title to and possession of the Assets and assumption of the Liabilities.

5.10.   Regulatory Approvals. The Acquiring Fund Trust, on behalf of the Acquiring Fund, will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws and the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, as may be necessary in order to continue its operations after the Effective Time.

5.11.   Reorganization. The Acquired Fund and the Acquiring Fund agree to treat the Reorganization as a “reorganization” under Section 368(a)(1) of the Code and will file all tax returns consistent with such treatment. Neither the Acquired Fund nor the Acquiring Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or that results in the failure of the transaction to qualify as a reorganization under Section 368(a)(1) of the Code, except as otherwise required pursuant to a “determination” as such term is defined in Section 1313 of the Code.

5.12.   Tax Filings. The Acquired Fund shall prepare, or cause its agents to prepare, any federal, state or local tax returns required to be filed for taxable years ending prior to the Closing Date and further shall provide to the Acquiring Fund such tax returns in a timely manner, and the Acquired Fund and the Acquiring Fund shall cooperate in filing such tax returns with the appropriate taxing authorities. The Acquiring Fund shall prepare, or cause its agents to prepare, any federal, state or local tax returns required to be filed by the Acquiring Fund for taxable years ending after the Closing Date and further shall cause such tax returns to be duly filed with the appropriate taxing authorities.

5.13.   Compliance with Section 15(f) of the 1940 Act. (a) The Acquiring Fund Trust agrees that for a period of three years after the Closing Date, the Acquiring Fund Trust will maintain the composition of the Acquiring Fund Trust Board so that at least 75% of the members of the Acquiring Fund Trust Board (or any successor) are not “interested persons” (as defined in the 1940 Act) of the Acquiring Fund Adviser or the Acquired Fund Adviser; and (b) the Acquiring Fund Adviser agrees that for a period of two years after the Closing Date, neither the Acquiring Fund Adviser nor any of its affiliates (or any entity which will act as investment adviser to the Acquiring Fund (or any successor)) has or shall have any express or implied understanding, arrangement or intention to impose an “unfair burden” (pursuant to Section 15(f) of the 1940 Act) on the Acquiring Fund (or any successor) as a result of the transactions contemplated hereby.

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ARTICLE VI

CONDITIONS PRECEDENT

6.1.     Conditions Precedent to Obligations of Acquired Fund. The obligations of the Acquired Fund Trust, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the Acquired Fund Trust’s election, to the following conditions:

(a)     All representations and warranties of the Acquiring Fund Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

(b)     The post-effective amendment to the registration statement of the Acquiring Fund on Form N-1A relating to the Acquiring Fund Shares shall have become effective and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the Acquiring Fund, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act or 1940 Act.

(c)     The Acquiring Fund Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied in all material respects with the provisions required by this Agreement to be performed or complied with by the Acquiring Fund Trust, on behalf of the Acquiring Fund, on or before the Effective Time.

(d)     The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

6.2.     Conditions Precedent to Obligations of Acquiring Fund. The obligations of the Acquiring Fund Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the Acquiring Fund Trust’s election, to the following conditions:

(a)     All representations and warranties of the Acquired Fund Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

(b)     The Acquired Fund Trust shall have delivered to the Acquiring Fund information about known assets and liabilities, as of the Effective Time, certified by the Treasurer of the Acquired Fund Trust.

(c)     The Acquired Fund Trust, on behalf of the Acquired Fund, shall have performed all of the covenants and complied in all material respects with the provisions required by this Agreement to be performed or complied with by the Acquired Fund Trust, on behalf of the Acquired Fund, on or before the Effective Time.

(d)     The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

(e)     On or prior to the Closing Date, the Acquired Fund will, if applicable, declare one or more dividends or distributions which, together with all previous such dividends or distributions attributable to its current taxable year, shall have the effect of distributing to the shareholders of the Acquired Fund substantially all of the Acquired Fund’s investment company taxable income and all of its net realized capital gain, if any, as of the Closing Date.

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6.3.     Other Conditions Precedent. If any of the conditions set forth in this paragraph 6.3 have not been satisfied on or before the Effective Time, the Acquired Fund Trust, on behalf of the Acquired Fund, or the Acquiring Fund Trust, on behalf of the Acquiring Fund, shall, at its option, not be required to complete the transactions contemplated by this Agreement.

(a)     This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding Acquired Fund Shares in accordance with the provisions of the Acquired Fund Trust’s Amended and Restated Declaration of Trust and Amended and Restated By-Laws, each as may have been further amended from time to time, applicable Delaware law and the 1940 Act and the regulations thereunder, and copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, the conditions set forth in this paragraph 6.3(a) may not be waived.

(b)     Each of the conditions to the Closing set forth in Article 5 of the Transaction Agreement by and among the Acquiring Fund Adviser, the Acquired Fund Adviser, and certain of their affiliates (the “Transaction Agreement”) have been satisfied or waived by the relevant party and the transactions contemplated by the Transaction Agreement will close concurrently with the Closing.

(c)     At the Effective Time, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the Reorganization contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be pending or, to the knowledge of the Acquired Fund Trust or the Acquiring Fund Trust, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

(d)     All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquired Fund Trust and the Acquiring Fund Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

(e)     The N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

(f)      The Acquired Fund Trust and the Acquiring Fund Trust shall have received an opinion of Dechert LLP as to federal income tax matters substantially to the effect that, based on the facts, representations, assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

(1)     The transfer by the Acquired Fund of all of its Assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the Liabilities of the Acquired Fund, followed by the distribution of such shares to the Acquired Fund Shareholders in complete liquidation of the Acquired Fund, will constitute a reorganization under Section 368(a)(1) of the Code and the Acquired Fund and the Acquiring Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code.

(2)     No gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund’s Assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Acquired Fund’s Liabilities, or upon the distribution (whether actual or constructive) by the Acquired Fund of such Acquiring Fund Shares to the Acquired Fund Shareholders in liquidation, except that the Acquired Fund may be required to recognize gain or loss with respect to: (A) contracts described in Section 1256(b) of the Code; (B) stock in a passive foreign investment company, as defined in Section 1297(a) of the Code; or (C) any other gain or loss required to be recognized upon the termination of a position, or upon the transfer of such asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code.

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(3)     No gain or loss will be recognized by the Acquiring Fund upon the receipt of the Acquired Fund’s Assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Acquired Fund’s Liabilities.

(4)     No gain or loss will be recognized by the Acquired Fund Shareholders upon the distribution to them by the Acquired Fund of the Acquiring Fund Shares solely in exchange for their Acquired Fund Shares as part of the Reorganization.

(5)     The basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder in the Reorganization will be the same as the basis of the shareholder’s Acquired Fund Shares exchanged therefor.

(6)     The basis of the Acquired Fund’s Assets received by the Acquiring Fund in the Reorganization will be the same as the basis of the Acquired Fund’s Assets in the hands of the Acquired Fund immediately prior to the transfer, adjusted for any gain or loss required to be recognized in paragraph (2) above.

(7)     The holding period for the Acquiring Fund Shares received by each Acquired Fund Shareholder in the Reorganization will include the period for which the shareholder held the Acquired Fund Shares exchanged therefor, provided that the shareholder held such Acquired Fund Shares as a capital asset at the time of the exchange.

(8)     The holding period of the Acquired Fund’s Assets in the hands of the Acquiring Fund will include the period for which the Acquired Fund’s Assets were held by the Acquired Fund (except where investment assets of the Acquiring Fund have the effect of reducing or eliminating a holding period with respect to an Asset and except for any asset with respect to which gain or loss is required to be recognized as described in paragraph (2) above).

(9)     The Acquiring Fund will succeed to and take into account those tax attributes of the Acquired Fund that are described in Section 381(c) of the Code, subject to the conditions and limitations specified in the Code, the regulations thereunder, and existing court decisions and published interpretations of the Code and regulations.

The delivery of such opinion is conditioned upon receipt by Dechert LLP of representations requested of the Acquired Fund Trust and the Acquiring Fund Trust on behalf of the Acquired Fund and the Acquiring Fund, respectively. Notwithstanding anything herein to the contrary, neither party may waive the condition set forth in this paragraph 6.3(f).

(g)     BNYM shall have delivered such certificates or other documents as set forth in paragraph 3.2.

(h)     MUFG shall have delivered such certificate as set forth in paragraph 3.3.

(i)      The Acquiring Fund Trust, on behalf of the Acquiring Fund, shall have issued and delivered to the Secretary of the Acquired Fund Trust, on behalf of the Acquired Fund, the confirmation as set forth in paragraph 3.3.

(j)      Each party shall have delivered to the other such bills of sale, checks, assignments, receipts or other documents as reasonably requested by such other party or its counsel.

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ARTICLE VII

INDEMNIFICATION AND LIABILITIES

7.1.     Indemnification by the Acquiring Fund Trust. The Acquiring Fund Trust, solely out of the Acquiring Fund’s assets and property (including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the Acquired Fund Trust, the Acquired Fund and the members of the Acquired Fund Trust Board and their respective officers, employees, investment adviser and agents (the “Acquired Fund Trust Indemnified Parties”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) collectively, “Loss”) to which, any Acquired Fund Trust Indemnified Party may become subject, insofar as such Loss arises out of or is based on any breach by the Acquiring Fund Trust or the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement, provided that this indemnification shall not apply to the extent such Loss shall be due to any grossly negligent, intentional or fraudulent act, omission or error of the Acquired Fund or the Acquired Fund Trust Indemnified Parties.

7.2.     Indemnification by the Acquired Fund Trust. The Acquired Fund Trust, solely out of the Acquired Fund’s assets and property (including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies), agrees to indemnify and hold harmless the Acquiring Fund Trust, the Acquiring Fund and the members of the Acquiring Fund Trust Board and their respective officers, employees, investment adviser and agents (the “Acquiring Fund Trust Indemnified Parties”) from and against any and all Loss to which any Acquiring Fund Trust Indemnified Party may become subject, insofar as such Loss arises out of or is based on any breach by the Acquired Fund Trust or the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement, provided that this indemnification shall not apply to the extent such Loss shall be due to any grossly negligent, intentional or fraudulent act, omission or error of the Acquiring Fund or the Acquiring Fund Trust Indemnified Parties.

7.3.     Liability of the Acquired Fund Trust. The Acquiring Fund Trust understands and agrees that its obligations on behalf of the Acquired Fund under this Agreement shall not be binding upon any trustee, shareholder, nominee, officer, agent or employee of the Acquired Fund Trust personally, but shall bind only the Acquired Fund’s property. Moreover, no series of the Acquired Fund Trust other than the Acquired Fund shall be responsible for the obligations of the Acquired Fund Trust hereunder, and all persons shall look only to the assets of the Acquired Fund to satisfy the obligations of the Acquired Fund hereunder. This Agreement has been signed and delivered on behalf of the Acquired Fund Trust, on behalf of the Acquired Fund, by an authorized officer of the Acquired Fund Trust, and such execution and delivery by such officer shall not be deemed to have been made by such officer individually or to impose any liability on such officer, the trustees or the shareholders personally, but shall bind only the Acquired Fund.

7.4.     Liability of the Acquiring Fund Trust. The Acquired Fund Trust understands and agrees that its obligations on behalf of the Acquiring Fund under this Agreement shall not be binding upon any trustee, shareholder, nominee, officer, agent or employee of the Acquiring Fund Trust personally, but shall bind only the Acquiring Fund’s property. Moreover, no series of the Acquiring Fund Trust other than the Acquiring Fund shall be responsible for the obligations of the Acquiring Fund Trust hereunder, and all persons shall look only to the assets of the Acquiring Fund to satisfy the obligations of the Acquiring Fund hereunder. This Agreement has been signed and delivered on behalf of the Acquiring Fund Trust, on behalf of the Acquiring Fund, by an authorized officer of the Acquiring Fund Trust, and such execution and delivery by such officer shall not be deemed to have been made by such officer individually or to impose any liability on such officer, the trustees or the shareholders personally, but shall bind only the Acquiring Fund.

ARTICLE VIII

BROKERAGE FEES AND EXPENSES

8.1.     No Broker or Finder Fees. The Acquired Fund Trust and the Acquiring Fund Trust, on behalf of the Acquired Fund and the Acquiring Fund, respectively, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

8.2.     Expenses of Reorganization. The expenses relating to the Reorganization, other than transaction costs (including brokerage commissions, transaction charges and related fees) associated with any sales and purchases made in connection with the Reorganization, will be borne by the Acquiring Fund Adviser and its affiliates and the Acquired Fund Adviser and its affiliates and will not be paid by the Funds, whether or not the Reorganization is consummated. The expenses relating to the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, if any, organization of the Acquiring Fund, preparing, printing and distributing the N-14 Registration Statement, proxy solicitation, expenses of holding shareholders’ meetings, and legal fees, accounting fees and securities registration fees.

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ARTICLE IX

AMENDMENTS AND TERMINATION

9.1.     Amendments. This Agreement may be amended, modified or supplemented in writing signed by the parties hereto to be bound by such amendment; provided, however, that following the approval of this Agreement by the shareholders of the Acquired Fund, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

9.2.     Termination. This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Acquired Fund Trust Board or the Acquiring Fund Trust Board, on behalf of the Acquired Fund or the Acquiring Fund, respectively, at any time prior to the Effective Time, if circumstances should develop that, in the opinion of such Board of Trustees, make proceeding with this Agreement inadvisable.

ARTICLE X

NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by electronic delivery (i.e., e-mail), personal service or prepaid or certified mail addressed as follows:

If to the Acquired Fund Trust:

Guggenheim Funds Trust

702 King Farm Boulevard

Suite 200

Rockville, MD 20850

Attn.: Brian E. Binder, President and Chief Executive Officer

Telephone: (312) 357-0489

Email: Brian.Binder@guggenheimpartners.com

With a copy (which shall not constitute notice) to:

Dechert LLP

1900 K Street, NW

Washington, DC 20006

Attn.: Julien Bourgeois

Telephone No.: (202) 261-3451

Email: Julien.bourgeois@dechert.com

If to the Acquiring Fund Trust:

New Age Alpha Funds Trust

555 Theodore Fremd Ave.

Suite A-101

Rye, New York 10580

Attention: Armen Arus, CEO

Telephone No.: (212) 922-2690

Email: aarus@newagealpha.com

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With a copy (which shall not constitute notice) to:

FinTech Law, LLC

6224 Turpin Hills Dr.

Cincinnati, OH 45244

Attn.: Bo James Howell

Telephone No.: (513) 991-8472

Email: bo.howell@fintechlegal.io

If to the Acquired Fund Adviser:

Security Investors, LLC

702 King Farm Boulevard

Suite 200

Rockville, MD 20850

Attention: Amy Lee

Telephone No.: (785) 865-7268

Email: Amy.Lee@guggenheimpartners.com

With copies to (which shall not constitute notice) to:

Brian Binder

Email: Brian.Binder@guggenheimpartners.com

Guggenheim Legal

Email: GILegal@guggenheimpartners.com

If to the Acquiring Fund Adviser:

New Age Alpha Advisors, LLC

555 Theodore Fremd Ave.

Suite A-101

Rye, New York 10580

Attention: Michael Semack, General Counsel

Telephone No.: (212) 922-2682

Email: msemack@newagealpha.com

ARTICLE XI

MISCELLANEOUS

11.1.    Entire Agreement. The Acquiring Fund Trust and the Acquired Fund Trust agree that they have not made any representation, warranty or covenant, on behalf of either the Acquiring Fund or the Acquired Fund, respectively, not set forth herein, and that this Agreement constitutes the entire agreement between the parties.

11.2.    Survival. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of the Acquired Fund and Acquiring Fund in paragraphs 7.1 and 7.2 shall survive the Closing.

11.3.    Headings. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

11.4.    Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

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11.5.    Assignment. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

11.6.    Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all taken together shall constitute one agreement.

[Remainder of page intentionally blank]

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the first date written above.

Guggenheim Funds Trust on behalf of its series, Guggenheim StylePlus—Mid Growth Fund

By:	/s/ Brian E. Binder

Name: Brian E. Binder
Title: President and Chief Executive Officer

New Age Alpha Funds Trust on behalf of its series, NAA Mid Growth Fund

By:	/s/ Keith Kemp

Name: Keith Kemp
Title: President

Solely for purposes of paragraph 8.2 Security Investors, LLC

By:	/s/ Amy J. Lee

Name: Amy J. Lee
Title: Authorized Signatory

Solely for purposes of paragraphs 5.13 and 8.2 New Age Alpha Advisors, LLC

By:	/s/ Armen Arus

Name: Armen Arus
Title: Manager

[Agreement and Plan of Reorganization Signature Page]

Execution Version

AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (“Agreement”) is made as of October 25, 2024, by and between Guggenheim Funds Trust (the “Acquired Fund Trust”), a Delaware statutory trust, on behalf of its series, Guggenheim World Equity Income Fund (the “Acquired Fund”), and New Age Alpha Funds Trust (the “Acquiring Fund Trust”), a Delaware statutory trust, on behalf of its series, NAA World Equity Income Fund (the “Acquiring Fund” and, together with the Acquired Fund, the “Funds”). New Age Alpha Advisors, LLC (the “Acquiring Fund Adviser”), a Delaware limited liability company, joins this Agreement solely for purposes of paragraphs 5.13 and 8.2; and Security Investors, LLC (the “Acquired Fund Adviser”), a Kansas limited liability company, joins this Agreement solely for purposes of paragraph 8.2.

WHEREAS, this Agreement is intended to be and is adopted as a “plan of reorganization” within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”); and

WHEREAS, the reorganization will consist of the transfer of the Assets (as defined in paragraph 1.2) to the Acquiring Fund in exchange solely for, as applicable, Class A, Class C, Institutional Class and Class P shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of the Liabilities (as defined in paragraph 1.3), and the distribution, upon the Closing Date (as defined in paragraph 3.1), of the Acquiring Fund Shares to the shareholders of the corresponding class of the Acquired Fund in complete liquidation of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”);

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

THE REORGANIZATION

1.1.     The Reorganization. Subject to the requisite approval of the Acquired Fund’s shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, at the Effective Time (as defined in paragraph 2.4), the Acquired Fund Trust shall, on behalf of the Acquired Fund, assign, deliver and otherwise transfer the Assets (as defined in paragraph 1.2) to the Acquiring Fund Trust, on behalf of the Acquiring Fund. In consideration of the foregoing, at the Effective Time, the Acquiring Fund Trust shall, on behalf of the Acquiring Fund, deliver to the Acquired Fund Trust, on behalf of the Acquired Fund, full and fractional Acquiring Fund Shares, and the Acquiring Fund Trust shall assume the Liabilities (as defined in paragraph 1.3) on behalf of the Acquiring Fund. The number of Acquiring Fund Shares to be delivered to the Acquired Fund Trust on behalf of the Acquired Fund shall be determined as set forth in paragraph 2.3.

1.2.     Assets of the Acquired Fund. The assets of the Acquired Fund to be transferred to the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, cash equivalents, securities, receivables (including securities, interests and dividends receivable), commodities and futures interests, rights to register shares under applicable securities laws, all rights of the Acquired Fund, any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund at the Effective Time, books and records (or copies thereof consistent with Rule 31a-3 under the Investment Company Act of 1940, as amended (the “1940 Act”)), any deferred tax benefit and any other property owned by the Acquired Fund at the Effective Time (collectively, the “Assets”). Notwithstanding the foregoing, copies of the applicable books and records may be retained as required by applicable law or as necessary for the Acquired Fund to prepare and file tax returns pursuant to paragraphs 5.11 and 5.12 of this Agreement.

1.3.      Liabilities of the Acquired Fund. The Acquired Fund will use commercially reasonable efforts to discharge its known liabilities and obligations prior to the Effective Time, other than liabilities and obligations necessary or appropriate for the Acquired Fund’s normal investment operations. The Acquiring Fund shall assume all liabilities, obligations, and debts of the Acquired Fund, whether known or unknown, absolute or contingent, accrued or unaccrued, existing at the Effective Time, and whether or not specifically referred to in this Agreement (collectively, the “Liabilities”). At and after the Effective Time, the Liabilities shall become and be the liabilities of the Acquiring Fund and may be enforced only against the Acquiring Fund.

1.4.      Distribution of Acquiring Fund Shares. At the Closing (as defined in paragraph 3.1) (or as soon thereafter as is reasonably practicable), the Acquired Fund Trust, on behalf of the Acquired Fund, will distribute the Acquiring Fund Shares received from the Acquiring Fund Trust pursuant to paragraph 1.1 pro rata by class, if any, to the record holders of the shares of the Acquired Fund determined as of the Effective Time (the “Acquired Fund Shareholders”) in complete liquidation of the Acquired Fund. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares of the corresponding class, as applicable, then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. Immediately following such distribution, all issued and outstanding Acquired Fund Shares will simultaneously be redeemed and canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such transfers.

1.5.      Transfer Taxes. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund’s shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred and any request for such transfer shall be accompanied by proper documentation.

1.6.      Recorded Ownership of Acquiring Fund Shares. Ownership of Acquiring Fund Shares by the Acquired Fund Shareholders will be shown on the books of the Acquiring Fund’s transfer agent at the Closing (or as soon thereafter as is reasonably practicable).

1.7.      Filing Responsibilities of Acquired Fund. Except as otherwise expressly provided herein or agreed to in writing by the parties prior to the Closing Date, any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (“Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date. Thereafter, any such reporting responsibility shall be the responsibility of the Acquiring Fund.

1.8.      Termination of Acquired Fund. The Acquired Fund will be dissolved, have its affairs wound up and be terminated as a series of the Acquired Fund Trust in accordance with Delaware law as soon as practicable following the Closing and the making of the distributions pursuant to paragraph 1.4.

ARTICLE II

VALUATION

2.1.      Net Asset Value of the Acquired Fund. In connection with the Reorganization, the net asset value of the outstanding shares of beneficial interest of the Acquired Fund (the “Acquired Fund Shares”) shall be the net asset value computed as of the Effective Time, after the declaration and payment of any dividends and/or other distributions on that day, using the valuation procedures adopted by the Board of Trustees of the Acquired Fund Trust (the “Acquired Fund Trust Board”), as described in the then-current prospectus and statement of additional information of the Acquired Fund.

2.2.      Net Asset Value of the Acquiring Fund. In connection with the Reorganization, the net asset value of the Acquiring Fund Shares shall be the same as the net asset value of the Acquired Fund Shares as computed in accordance with paragraph 2.1.

2.3.      Calculation of Number of Acquiring Fund Shares. The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in connection with the Reorganization shall be equal to the number of full and fractional Acquired Fund Shares owned by Acquired Fund Shareholders at the Effective Time or shall be determined by dividing the net asset value of the Acquired Fund Shares, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of the Acquiring Fund Shares, determined in accordance with paragraph 2.2.

2.4.      Effective Time. The Effective Time shall be the time at which the Funds calculate their net asset values as set forth in their respective prospectuses (generally the close of normal trading on the New York Stock Exchange (“NYSE”)) on the Closing Date or such other date and time as may be mutually agreed upon in writing by the parties hereto (the “Effective Time”).

ARTICLE III

CLOSING

3.1.      Closing. The Reorganization, together with related acts necessary to consummate the same (“Closing”), shall occur on such date as to which the parties may agree (the “Closing Date”) and shall occur by email or other communication or at such place as to which the parties may agree, subject to the satisfaction or waiver (to the extent permitted by applicable law) of the conditions precedent to the Closing set forth in Article 6 of this Agreement (other than those conditions that by their terms are to be satisfied by actions taken at the Closing, but subject to the satisfaction or, to the extent permitted, waiver of those conditions at the Closing). All acts taking place at the Closing shall be deemed to take place simultaneously as of the Effective Time.

3.2.      Transfer and Delivery of Assets. The Acquired Fund Trust shall direct The Bank of New York Mellon (“BNYM”), as custodian for the Acquired Fund, to deliver to the Acquiring Fund Trust at the Closing a certificate or representation of an authorized officer of BNYM stating that the Assets were delivered in proper form to the Acquiring Fund at the Effective Time. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument, if any, shall be presented by BNYM, as custodian for the Acquired Fund, to those persons at Brown Brothers Harriman & Co (“BBH”), as custodian for the Acquiring Fund, who have primary responsibility for the safekeeping of the assets of the Acquiring Fund. BNYM shall deliver to those persons at BBH who have primary responsibility for the safekeeping of the assets of the Acquiring Fund as of the Effective Time by book entry, in accordance with the customary practices of BNYM and of each “Securities Depository,” as defined in Rule 17f-4 under the 1940 Act, or other custodian as authorized under the 1940 Act, in which the Assets are deposited, the Assets deposited with such depositories or other custodian. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds or such other appropriate means on the Closing Date.

3.3.       Share Records. The Acquired Fund Trust shall direct MUFG Investor Services (“MUFG”), in its capacity as transfer agent for the Acquired Fund, to deliver to the Acquiring Fund Trust at the Closing a certificate or other documentation of an authorized officer of MUFG stating that its records contain the names and addresses of the Acquired Fund Shareholders and the class, number and percentage ownership of outstanding Acquired Fund Shares owned by each such Acquired Fund Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver to the Secretary of the Acquired Fund prior to the Effective Time a confirmation evidencing that the appropriate number of Acquiring Fund Shares will be credited to the Acquired Fund at the Effective Time, or provide other evidence reasonably satisfactory to the Acquired Fund as of the Effective Time that such Acquiring Fund Shares have been credited to the Acquired Fund’s accounts on the books of the Acquiring Fund.

3.4.      Postponement of Effective Time. In the event that, at the Effective Time, (a) the NYSE or another primary trading market for portfolio securities of the Acquired Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the investment adviser of the Acquired Fund or the investment adviser of the Acquiring Fund, accurate appraisal of the value of the net assets of the Acquired Fund is impracticable, the Effective Time shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.5.      Failure to Deliver Assets. If the Acquired Fund is unable to make delivery pursuant to paragraph 3.2 to the custodian for the Acquiring Fund of any of the Assets for the reason that any of such Assets have not yet been delivered to it by the Acquired Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, the Acquired Fund shall deliver, with respect to said Assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or its custodian, including brokers’ confirmation slips, and shall use its reasonable best efforts to deliver any such Assets to the custodian as soon as reasonably practicable.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1.      Representations and Warranties of the Acquired Fund Trust. Except as has been fully disclosed to the Acquiring Fund in a written instrument executed by an officer of the Acquired Fund Trust, the Acquired Fund Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund Trust, on behalf of the Acquiring Fund, as follows:

(a)     The Acquired Fund is a duly established series of the Acquired Fund Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware with power under the Acquired Fund Trust’s Amended and Restated Declaration of Trust and Amended and Restated By-Laws, each as may have been amended from time to time, to own all of its properties and assets and to carry on its business as it is presently conducted.

(b)     The Acquired Fund Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and the registration of the Acquired Fund Shares under the Securities Act of 1933, as amended (the “1933 Act”), is in full force and effect.

(c)     No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund Trust, on behalf of the Acquired Fund, of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, and such as may be required under state securities laws and the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

(d)     The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not materially misleading.

(e)     Except as otherwise disclosed to and accepted by or on behalf of the Acquiring Fund, at the Effective Time, the Acquired Fund Trust, on behalf of the Acquired Fund, will have good and marketable title to the Assets and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder, and upon delivery and payment for such Assets, the Acquiring Fund Trust, on behalf of the Acquiring Fund, will acquire good and marketable title thereto; provided, however, that certain Assets may be pledged against the Acquired Fund’s investment contracts, including options, futures, forward contracts and other similar instruments or transactions, in accordance with the terms of such contracts.

(f)      Except as otherwise disclosed to and accepted by or on behalf of the Acquiring Fund, the Acquired Fund Trust, on behalf of the Acquired Fund, is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in a material violation of Delaware law or of its Amended and Restated Declaration of Trust and Amended and Restated By-Laws, each as may have been amended from time to time.

(g)     Except as otherwise disclosed to and accepted by the Acquiring Fund in writing, all material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts, including options, futures, forward contracts and other similar instruments or transactions) will terminate without liability to the Acquired Fund on or prior to the Effective Time.

(h)     Except as otherwise disclosed to and accepted by the Acquiring Fund in writing, no litigation or administrative proceeding or investigation of or before any court or governmental body is known to be presently pending or, to the Acquired Fund Trust’s knowledge, threatened against the Acquired Fund or any of its properties or assets that, if adversely determined, would reasonably be expected to materially and adversely affect the Acquired Fund’s financial condition or the conduct of its business. The Acquired Fund Trust, on behalf of the Acquired Fund, knows of no facts which are reasonably likely to form the basis for the institution of such proceedings. The Acquired Fund Trust, on behalf of the Acquired Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquired Fund’s business or its ability to consummate the transactions herein contemplated.

(i)      The financial statements of the Acquired Fund for its most recently completed fiscal year prior to the date of this Agreement have been audited by Ernst & Young LLP, independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date and for such period in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein.

(j)      Since the last day of the Acquired Fund’s most recently completed fiscal year prior to the date of this Agreement, there has not been any known material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by it of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted by or on behalf of the Acquiring Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of its liabilities, distributions of net investment income and net realized capital gains, or the redemption of its shares by shareholders of the Acquired Fund shall not constitute a material adverse change either individually or in the aggregate.

(k)     For each taxable year of the Acquired Fund’s operations and for the portion through the Closing Date of the taxable year of the Acquired Fund that includes the Closing Date, the Acquired Fund met (or will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification as a regulated investment company, was (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed as of the Closing Date substantially all of its investment company taxable income and net tax-exempt income (computed without regard to the dividends-paid deduction) and net capital gain (as defined in the Code) required to be distributed by the Closing Date.

(l)      At the Effective Time, all material federal, state, local and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all material federal, state, local and other taxes shown as due on said returns, forms and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the knowledge of the Acquired Fund, no such return is currently under audit and no material assessment has been asserted in writing with respect to such returns, which assessment has not been resolved.

(m)    All Acquired Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund Trust and have been offered and sold in compliance with applicable registration requirements of the 1933 Act and state securities laws of each state in which they have been offered and sold. All Acquired Fund Shares will, at the Effective Time, be held by the persons and in the amounts set forth in the records of MUFG, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares, nor is there outstanding any security convertible into any Acquired Fund Shares.

(n)     The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of the Acquired Fund Trust Board, on behalf of the Acquired Fund, and, subject to the approval of the shareholders of the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o)     The information to be furnished by the Acquired Fund for use in registration statements, proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including the Commission and the Financial Industry Regulatory Authority, Inc. (“FINRA”)) that may be necessary in connection with the transactions contemplated hereby, is or will be accurate and complete in all material respects and is or will comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

(p)     The N-14 Registration Statement (as defined in paragraph 5.6), insofar as it relates to information provided by the Acquired Fund for use therein, from the date of the N-14 Registration Statement through the date of the meeting of the shareholders of the Acquired Fund contemplated therein and at the Effective Time (i) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading and (ii) complies in all material respects with the provisions of the 1933 Act, if applicable, the 1934 Act, and the 1940 Act and the rules and regulations thereunder; provided, however, that the representations and warranties of this subparagraph (p) shall not apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund Trust, the Acquiring Fund or the Acquiring Fund Adviser for use therein.

4.2.      Representations and Warranties of the Acquiring Fund Trust. Except as has been fully disclosed to the Acquired Fund in a written instrument executed by an officer of the Acquiring Fund Trust, the Acquiring Fund Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund Trust, on behalf of the Acquired Fund, as follows:

(a)     The Acquiring Fund is a duly established series of the Acquiring Fund Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware with power under the Acquiring Fund Trust’s Declaration of Trust and By-Laws, each as may have been amended from time to time, to own all of its properties and assets and to carry on its business as described in the N-14 Registration Statement.

(b)     The Acquiring Fund Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and the registration of the Acquiring Fund Shares under the 1933 Act is in full force and effect or is anticipated to be in full force and effect on the Closing Date.

(c)     No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund Trust, on behalf of the Acquiring Fund, of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws and the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

(d)     At or prior to the Effective Time, the Acquiring Fund Trust shall have on file with the Commission an effective registration statement for the Acquiring Fund.

(e)     The prospectus and statement of additional information of the Acquiring Fund as of the Effective Date conform or will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(f)      Except as otherwise disclosed to and accepted by or on behalf of the Acquired Fund, at the Effective Time, the Acquiring Fund Trust, on behalf of the Acquiring Fund, will have good and marketable title to the Acquiring Fund’s assets (if any), free of any liens or other encumbrances.

(g)     Except as otherwise disclosed to and accepted by or on behalf of the Acquired Fund, the Acquiring Fund Trust, on behalf of the Acquiring Fund, is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of Delaware law or of its Declaration of Trust and By-Laws, each as may have been amended from time to time, or a material breach of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund Trust, on behalf of the Acquiring Fund, is a party or by which it is bound or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund Trust, on behalf of the Acquiring Fund, is a party or by which it is bound.

(h)     Except as otherwise disclosed to and accepted by the Acquired Fund in writing, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquiring Fund Trust’s knowledge, threatened against the Acquiring Fund Trust or any of its properties or assets that, if adversely determined, would reasonably be expected to materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business. The Acquiring Fund Trust, on behalf of the Acquiring Fund, knows of no facts which are reasonably likely to form the basis for the institution of such proceedings. The Acquiring Fund Trust, on behalf of the Acquiring Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions herein contemplated.

(i)      At the Effective Time, the Acquiring Fund will have no assets (other than possibly a de minimis amount of assets to facilitate the transactions described in this Agreement) and no liabilities of any kind. The Acquiring Fund will not commence operations until after the Effective Time.

(j)      The Acquiring Fund was established as a new series of the Acquiring Fund Trust for the purpose of effecting the transactions described in this Agreement and, prior to the Closing Date, will have carried on no business activity (apart from holding the initial investment of the initial shareholder), will not have prepared books of account and related records or financial statements or issued any shares except for a de minimis amount of shares issued in a private placement to the initial shareholder of the Acquiring Fund and will not have had any tax attributes (including those specified in Section 381(c) of the Code). Immediately following the liquidation of the Acquired Fund as contemplated herein, 100% of the issued and outstanding shares of beneficial interest of the Acquiring Fund will be held by the former holders of Acquired Fund Shares. The Acquiring Fund will take all steps necessary after the Closing Date to qualify for taxation as a “regulated investment company” under Sections 851 and 852 of the Code. Immediately before the Effective Time, no federal, state or other tax returns of the Acquiring Fund will have been required by law to be filed and no federal, state or other taxes will be due by the Acquiring Fund; the Acquiring Fund will not have been required to pay any assessments; and the Acquiring Fund will not have any tax liabilities. Consequently, immediately before the Effective Time, the Acquiring Fund will not have any tax deficiency or liability asserted against it or question with respect thereto raised, and the Acquiring Fund will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid. The authorized capital of the Acquiring Fund Trust consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the Board of Trustees of the Acquiring Fund Trust (the “Acquiring Fund Trust Board”) may authorize from time to time. As of the date of this Agreement, the Acquiring Fund has no outstanding shares of any class. As of the Closing Date, the authorized and offered shares of beneficial interest of the Acquiring Fund will include Class A shares, Class C shares, Institutional Class shares and Class P shares, each having the characteristics described in the Acquiring Fund’s prospectus. No options, warrants, or other rights to subscribe for or purchase, or securities convertible into, any Acquiring Fund Shares are outstanding.

(k)     The execution, delivery and performance of this Agreement by the Acquiring Fund Trust will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of the Acquiring Fund Trust Board, on behalf of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(l)      The Acquiring Fund’s authorized capitalization will be as set forth in its prospectus and statement of additional information at the Effective Time and the Acquiring Fund Shares shall conform in all material respects to the description thereof contained in such prospectus and statement of additional information. The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Effective Time have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, will be fully paid and non-assessable by the Acquiring Fund Trust, and will have been issued in every jurisdiction in compliance in all material respects with applicable registration requirements and applicable securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any of the Acquiring Fund’s shares.

(m)    The information to be furnished by the Acquiring Fund for use in registration statements, proxy materials, and other documents filed or to be filed with any federal, state or local regulatory authority (including the Commission and FINRA) that may be necessary in connection with the transactions contemplated hereby, is or will be accurate and complete in all material respects and is or will comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

(n)     The N-14 Registration Statement, insofar as it relates to information provided by the Acquiring Fund and the Acquiring Fund Shares for use therein, from the date of the N-14 Registration Statement through the date of the meeting of the shareholders of the Acquired Fund contemplated therein and at the Effective Time (i) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading and (ii) complies in all material respects with the provisions of the 1933 Act, if applicable, the 1934 Act, and the 1940 Act and the rules and regulations thereunder; provided, however, that the representations and warranties of this subparagraph (n) shall not apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund Trust, the Acquired Fund or the Acquired Fund Adviser for use therein.

(o)     The Acquiring Fund’s investment advisory agreement with the Acquiring Fund Adviser complies with Section 15 of the 1940 Act and has been properly approved pursuant to Sections 15(a) and 15(c) of the 1940 Act.

ARTICLE V

COVENANTS AND AGREEMENTS

5.1.      Conduct of Business. The Acquired Fund will operate its business in the ordinary course consistent with past practice between the date hereof and the Effective Time, it being understood that such ordinary course of business with respect to the Acquired Fund will include the declaration and payment of customary dividends and distributions and any other distribution that may be advisable. The Acquiring Fund shall not publicly issue any shares or other securities, or conduct any business or activity prior to the Closing except for such activity as is required to consummate the transactions contemplated by this Agreement.

5.2.      Meeting of Shareholders. The Acquired Fund Trust will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3.      No Distribution of Acquiring Fund Shares. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.4.      Information. The Acquired Fund Trust, on behalf of the Acquired Fund, will assist the Acquiring Fund Trust in obtaining such information as the Acquiring Fund Trust reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.5.      Other Necessary Action. Subject to the provisions of this Agreement, the Acquiring Fund Trust, on behalf of the Acquiring Fund, and the Acquired Fund Trust, on behalf of the Acquired Fund, will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing.

5.6.      N-14 Registration Statement. The parties shall cooperate in preparing, and the Acquiring Fund Trust shall file with the Commission, a registration statement on Form N-14 (the “N-14 Registration Statement”) in compliance with the 1933 Act, the 1934 Act, and the 1940 Act, as applicable, in connection with the meeting of the shareholders of the Acquired Fund to consider approval of this Agreement and the transactions contemplated herein.

5.7.     Liquidating Distribution. At the Closing (or as soon as is reasonably practicable after the Closing), the Acquired Fund will make a liquidating distribution to Acquired Fund Shareholders consisting of the Acquiring Fund Shares received at the Closing, as set forth in paragraph 1.4.

5.8.     Best Efforts. The Acquiring Fund Trust, on behalf of the Acquiring Fund, and the Acquired Fund Trust, on behalf of the Acquired Fund, shall each use their reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent set forth in Article VI to effect the transactions contemplated by this Agreement as promptly as practicable.

5.9.     Other Instruments. The Acquired Fund Trust, on behalf of the Acquired Fund, and the Acquiring Fund Trust, on behalf of the Acquiring Fund, each covenants that it will, from time to time, as and when reasonably requested by the other party, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the other party may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Fund Trust’s, on behalf of the Acquired Fund, title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Fund Trust’s, on behalf of the Acquiring Fund, title to and possession of the Assets and assumption of the Liabilities.

5.10.   Regulatory Approvals. The Acquiring Fund Trust, on behalf of the Acquiring Fund, will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws and the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, as may be necessary in order to continue its operations after the Effective Time.

5.11.    Reorganization. The Acquired Fund and the Acquiring Fund agree to treat the Reorganization as a “reorganization” under Section 368(a)(1) of the Code and will file all tax returns consistent with such treatment. Neither the Acquired Fund nor the Acquiring Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or that results in the failure of the transaction to qualify as a reorganization under Section 368(a)(1) of the Code, except as otherwise required pursuant to a “determination” as such term is defined in Section 1313 of the Code.

5.12.   Tax Filings. The Acquired Fund shall prepare, or cause its agents to prepare, any federal, state or local tax returns required to be filed for taxable years ending prior to the Closing Date and further shall provide to the Acquiring Fund such tax returns in a timely manner, and the Acquired Fund and the Acquiring Fund shall cooperate in filing such tax returns with the appropriate taxing authorities. The Acquiring Fund shall prepare, or cause its agents to prepare, any federal, state or local tax returns required to be filed by the Acquiring Fund for taxable years ending after the Closing Date and further shall cause such tax returns to be duly filed with the appropriate taxing authorities.

5.13.   Compliance with Section 15(f) of the 1940 Act. (a) The Acquiring Fund Trust agrees that for a period of three years after the Closing Date, the Acquiring Fund Trust will maintain the composition of the Acquiring Fund Trust Board so that at least 75% of the members of the Acquiring Fund Trust Board (or any successor) are not “interested persons” (as defined in the 1940 Act) of the Acquiring Fund Adviser or the Acquired Fund Adviser; and (b) the Acquiring Fund Adviser agrees that for a period of two years after the Closing Date, neither the Acquiring Fund Adviser nor any of its affiliates (or any entity which will act as investment adviser to the Acquiring Fund (or any successor)) has or shall have any express or implied understanding, arrangement or intention to impose an “unfair burden” (pursuant to Section 15(f) of the 1940 Act) on the Acquiring Fund (or any successor) as a result of the transactions contemplated hereby.

ARTICLE VI

CONDITIONS PRECEDENT

6.1.     Conditions Precedent to Obligations of Acquired Fund. The obligations of the Acquired Fund Trust, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the Acquired Fund Trust’s election, to the following conditions:

(a)     All representations and warranties of the Acquiring Fund Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

(b)     The post-effective amendment to the registration statement of the Acquiring Fund on Form N-1A relating to the Acquiring Fund Shares shall have become effective and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the Acquiring Fund, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act or 1940 Act.

(c)     The Acquiring Fund Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied in all material respects with the provisions required by this Agreement to be performed or complied with by the Acquiring Fund Trust, on behalf of the Acquiring Fund, on or before the Effective Time.

(d)     The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

6.2.     Conditions Precedent to Obligations of Acquiring Fund. The obligations of the Acquiring Fund Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the Acquiring Fund Trust’s election, to the following conditions:

(a)     All representations and warranties of the Acquired Fund Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

(b)     The Acquired Fund Trust shall have delivered to the Acquiring Fund information about known assets and liabilities, as of the Effective Time, certified by the Treasurer of the Acquired Fund Trust.

(c)     The Acquired Fund Trust, on behalf of the Acquired Fund, shall have performed all of the covenants and complied in all material respects with the provisions required by this Agreement to be performed or complied with by the Acquired Fund Trust, on behalf of the Acquired Fund, on or before the Effective Time.

(d)     The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

(e)     On or prior to the Closing Date, the Acquired Fund will, if applicable, declare one or more dividends or distributions which, together with all previous such dividends or distributions attributable to its current taxable year, shall have the effect of distributing to the shareholders of the Acquired Fund substantially all of the Acquired Fund’s investment company taxable income and all of its net realized capital gain, if any, as of the Closing Date.

6.3.     Other Conditions Precedent. If any of the conditions set forth in this paragraph 6.3 have not been satisfied on or before the Effective Time, the Acquired Fund Trust, on behalf of the Acquired Fund, or the Acquiring Fund Trust, on behalf of the Acquiring Fund, shall, at its option, not be required to complete the transactions contemplated by this Agreement.

(a)     This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding Acquired Fund Shares in accordance with the provisions of the Acquired Fund Trust’s Amended and Restated Declaration of Trust and Amended and Restated By-Laws, each as may have been further amended from time to time, applicable Delaware law and the 1940 Act and the regulations thereunder, and copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, the conditions set forth in this paragraph 6.3(a) may not be waived.

(b)     Each of the conditions to the Closing set forth in Article 5 of the Transaction Agreement by and among the Acquiring Fund Adviser, the Acquired Fund Adviser, and certain of their affiliates (the “Transaction Agreement”) have been satisfied or waived by the relevant party and the transactions contemplated by the Transaction Agreement will close concurrently with the Closing.

(c)     At the Effective Time, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the Reorganization contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be pending or, to the knowledge of the Acquired Fund Trust or the Acquiring Fund Trust, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

(d)     All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquired Fund Trust and the Acquiring Fund Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

(e)     The N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

(f)      The Acquired Fund Trust and the Acquiring Fund Trust shall have received an opinion of Dechert LLP as to federal income tax matters substantially to the effect that, based on the facts, representations, assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

(1)     The transfer by the Acquired Fund of all of its Assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the Liabilities of the Acquired Fund, followed by the distribution of such shares to the Acquired Fund Shareholders in complete liquidation of the Acquired Fund, will constitute a reorganization under Section 368(a)(1) of the Code and the Acquired Fund and the Acquiring Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code.

(2)     No gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund’s Assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Acquired Fund’s Liabilities, or upon the distribution (whether actual or constructive) by the Acquired Fund of such Acquiring Fund Shares to the Acquired Fund Shareholders in liquidation, except that the Acquired Fund may be required to recognize gain or loss with respect to: (A) contracts described in Section 1256(b) of the Code; (B) stock in a passive foreign investment company, as defined in Section 1297(a) of the Code; or (C) any other gain or loss required to be recognized upon the termination of a position, or upon the transfer of such asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code.

(3)     No gain or loss will be recognized by the Acquiring Fund upon the receipt of the Acquired Fund’s Assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Acquired Fund’s Liabilities.

(4)     No gain or loss will be recognized by the Acquired Fund Shareholders upon the distribution to them by the Acquired Fund of the Acquiring Fund Shares solely in exchange for their Acquired Fund Shares as part of the Reorganization.

(5)     The basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder in the Reorganization will be the same as the basis of the shareholder’s Acquired Fund Shares exchanged therefor.

(6)     The basis of the Acquired Fund’s Assets received by the Acquiring Fund in the Reorganization will be the same as the basis of the Acquired Fund’s Assets in the hands of the Acquired Fund immediately prior to the transfer, adjusted for any gain or loss required to be recognized in paragraph (2) above.

(7)     The holding period for the Acquiring Fund Shares received by each Acquired Fund Shareholder in the Reorganization will include the period for which the shareholder held the Acquired Fund Shares exchanged therefor, provided that the shareholder held such Acquired Fund Shares as a capital asset at the time of the exchange.

(8)     The holding period of the Acquired Fund’s Assets in the hands of the Acquiring Fund will include the period for which the Acquired Fund’s Assets were held by the Acquired Fund (except where investment assets of the Acquiring Fund have the effect of reducing or eliminating a holding period with respect to an Asset and except for any asset with respect to which gain or loss is required to be recognized as described in paragraph (2) above).

(9)     The Acquiring Fund will succeed to and take into account those tax attributes of the Acquired Fund that are described in Section 381(c) of the Code, subject to the conditions and limitations specified in the Code, the regulations thereunder, and existing court decisions and published interpretations of the Code and regulations.

The delivery of such opinion is conditioned upon receipt by Dechert LLP of representations requested of the Acquired Fund Trust and the Acquiring Fund Trust on behalf of the Acquired Fund and the Acquiring Fund, respectively. Notwithstanding anything herein to the contrary, neither party may waive the condition set forth in this paragraph 6.3(f).

(g)     BNYM shall have delivered such certificates or other documents as set forth in paragraph 3.2.

(h)     MUFG shall have delivered such certificate as set forth in paragraph 3.3.

(i)     The Acquiring Fund Trust, on behalf of the Acquiring Fund, shall have issued and delivered to the Secretary of the Acquired Fund Trust, on behalf of the Acquired Fund, the confirmation as set forth in paragraph 3.3.

(j)      Each party shall have delivered to the other such bills of sale, checks, assignments, receipts or other documents as reasonably requested by such other party or its counsel.

ARTICLE VII

INDEMNIFICATION AND LIABILITIES

7.1.     Indemnification by the Acquiring Fund Trust. The Acquiring Fund Trust, solely out of the Acquiring Fund’s assets and property (including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the Acquired Fund Trust, the Acquired Fund and the members of the Acquired Fund Trust Board and their respective officers, employees, investment adviser and agents (the “Acquired Fund Trust Indemnified Parties”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) collectively, “Loss”) to which, any Acquired Fund Trust Indemnified Party may become subject, insofar as such Loss arises out of or is based on any breach by the Acquiring Fund Trust or the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement, provided that this indemnification shall not apply to the extent such Loss shall be due to any grossly negligent, intentional or fraudulent act, omission or error of the Acquired Fund or the Acquired Fund Trust Indemnified Parties.

7.2.     Indemnification by the Acquired Fund Trust. The Acquired Fund Trust, solely out of the Acquired Fund’s assets and property (including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies), agrees to indemnify and hold harmless the Acquiring Fund Trust, the Acquiring Fund and the members of the Acquiring Fund Trust Board and their respective officers, employees, investment adviser and agents (the “Acquiring Fund Trust Indemnified Parties”) from and against any and all Loss to which any Acquiring Fund Trust Indemnified Party may become subject, insofar as such Loss arises out of or is based on any breach by the Acquired Fund Trust or the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement, provided that this indemnification shall not apply to the extent such Loss shall be due to any grossly negligent, intentional or fraudulent act, omission or error of the Acquiring Fund or the Acquiring Fund Trust Indemnified Parties.

7.3.     Liability of the Acquired Fund Trust. The Acquiring Fund Trust understands and agrees that its obligations on behalf of the Acquired Fund under this Agreement shall not be binding upon any trustee, shareholder, nominee, officer, agent or employee of the Acquired Fund Trust personally, but shall bind only the Acquired Fund’s property. Moreover, no series of the Acquired Fund Trust other than the Acquired Fund shall be responsible for the obligations of the Acquired Fund Trust hereunder, and all persons shall look only to the assets of the Acquired Fund to satisfy the obligations of the Acquired Fund hereunder. This Agreement has been signed and delivered on behalf of the Acquired Fund Trust, on behalf of the Acquired Fund, by an authorized officer of the Acquired Fund Trust, and such execution and delivery by such officer shall not be deemed to have been made by such officer individually or to impose any liability on such officer, the trustees or the shareholders personally, but shall bind only the Acquired Fund.

7.4.     Liability of the Acquiring Fund Trust. The Acquired Fund Trust understands and agrees that its obligations on behalf of the Acquiring Fund under this Agreement shall not be binding upon any trustee, shareholder, nominee, officer, agent or employee of the Acquiring Fund Trust personally, but shall bind only the Acquiring Fund’s property. Moreover, no series of the Acquiring Fund Trust other than the Acquiring Fund shall be responsible for the obligations of the Acquiring Fund Trust hereunder, and all persons shall look only to the assets of the Acquiring Fund to satisfy the obligations of the Acquiring Fund hereunder. This Agreement has been signed and delivered on behalf of the Acquiring Fund Trust, on behalf of the Acquiring Fund, by an authorized officer of the Acquiring Fund Trust, and such execution and delivery by such officer shall not be deemed to have been made by such officer individually or to impose any liability on such officer, the trustees or the shareholders personally, but shall bind only the Acquiring Fund.

ARTICLE VIII

BROKERAGE FEES AND EXPENSES

8.1.     No Broker or Finder Fees. The Acquired Fund Trust and the Acquiring Fund Trust, on behalf of the Acquired Fund and the Acquiring Fund, respectively, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

8.2.      Expenses of Reorganization. The expenses relating to the Reorganization, other than transaction costs (including brokerage commissions, transaction charges and related fees) associated with any sales and purchases made in connection with the Reorganization, will be borne by the Acquiring Fund Adviser and its affiliates and the Acquired Fund Adviser and its affiliates and will not be paid by the Funds, whether or not the Reorganization is consummated. The expenses relating to the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, if any, organization of the Acquiring Fund, preparing, printing and distributing the N-14 Registration Statement, proxy solicitation, expenses of holding shareholders’ meetings, and legal fees, accounting fees and securities registration fees.

ARTICLE IX

AMENDMENTS AND TERMINATION

9.1.     Amendments. This Agreement may be amended, modified or supplemented in writing signed by the parties hereto to be bound by such amendment; provided, however, that following the approval of this Agreement by the shareholders of the Acquired Fund, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

9.2.     Termination. This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Acquired Fund Trust Board or the Acquiring Fund Trust Board, on behalf of the Acquired Fund or the Acquiring Fund, respectively, at any time prior to the Effective Time, if circumstances should develop that, in the opinion of such Board of Trustees, make proceeding with this Agreement inadvisable.

ARTICLE X

NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by electronic delivery (i.e., e-mail), personal service or prepaid or certified mail addressed as follows:

If to the Acquired Fund Trust:

Guggenheim Funds Trust

702 King Farm Boulevard

Suite 200

Rockville, MD 20850

Attn.: Brian E. Binder, President and Chief Executive Officer

Telephone: (312) 357-0489

Email: Brian.Binder@guggenheimpartners.com

With a copy(which shall not constitute notice) to:

Dechert LLP

1900 K Street, NW

Washington, DC 20006

Attn.: Julien Bourgeois

Telephone No.: (202) 261-3451

Email: Julien.bourgeois@dechert.com

If to the Acquiring Fund Trust:

New Age Alpha Funds Trust

555 Theodore Fremd Ave.

Suite A-101

Rye, New York 10580

Attention: Armen Arus, CEO

Telephone No.: (212) 922-2690

Email: aarus@newagealpha.com

With a copy (which shall not constitute notice) to:

FinTech Law, LLC

6224 Turpin Hills Dr.

Cincinnati, OH 45244

Attn.: Bo James Howell

Telephone No.: (513) 991-8472

Email: bo.howell@fintechlegal.io

If to the Acquired Fund Adviser:

Security Investors, LLC

702 King Farm Boulevard

Suite 200

Rockville, MD 20850

Attention: Amy Lee

Telephone No.: (785) 865-7268

Email: Amy.Lee@guggenheimpartners.com

With copies to (which shall not constitute notice) to:

Brian Binder

Email: Brian.Binder@guggenheimpartners.com

Guggenheim Legal

Email: GILegal@guggenheimpartners.com

If to the Acquiring Fund Adviser:

New Age Alpha Advisors, LLC

555 Theodore Fremd Ave.

Suite A-101

Rye, New York 10580

Attention: Michael Semack, General Counsel

Telephone No.: (212) 922-2682

Email: msemack@newagealpha.com

ARTICLE XI

MISCELLANEOUS

11.1.   Entire Agreement. The Acquiring Fund Trust and the Acquired Fund Trust agree that they have not made any representation, warranty or covenant, on behalf of either the Acquiring Fund or the Acquired Fund, respectively, not set forth herein, and that this Agreement constitutes the entire agreement between the parties.

11.2.   Survival. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of the Acquired Fund and Acquiring Fund in paragraphs 7.1 and 7.2 shall survive the Closing.

11.3.   Headings. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

11.4.   Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

11.5.    Assignment. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

11.6.   Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all taken together shall constitute one agreement.

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the first date written above.

Guggenheim Funds Trust
on behalf of its series, Guggenheim World Equity Income Fund

By: /s/ Brian E. Binder

Name: Brian E. Binder
Title: President and Chief Executive Officer

New Age Alpha Funds Trust
on behalf of its series, NAA World Equity Income Fund

By: /s/ Keith Kemp

Name: Keith Kemp
Title: President

Solely for purposes of paragraph 8.2

Security Investors, LLC

By: /s/ Amy J. Lee

Name: Amy J. Lee
Title: Authorized Signatory

Solely for purposes of paragraphs 5.13 and 8.2

New Age Alpha Advisors, LLC

By: /s/ Armen Arus

Name: Armen Arus
Title: Manager

[Agreement and Plan of Reorganization Signature Page]